UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03416

THE CALVERT FUND

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
Core Bond Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2022
Calvert
Core Bond Fund

Calvert
Core Bond Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the two dominant themes during the 12-month period ended September 30, 2022, were persistently high inflation rates in the U.S. and globally, and attempts by central banks to tame rising costs using interest rates to intentionally deflate consumer demand. The result was a period-long sell-off in fixed-income assets, with nearly all major U.S. fixed-income indexes reporting double-digit declines.
In the opening months of the period, interest rates rose and bond prices fell in anticipation the U.S. Federal Reserve (the Fed) would begin tapering its monthly bond purchases, which had helped hold interest rates down during much of the COVID-19 pandemic. In late 2021, the Fed confirmed it would begin reducing the pace of asset purchases beginning in November 2021 and continue in the months ahead. Starting in March 2022, U.S. Treasury rates rose amid mounting concerns over the prospect of multiple rate hikes in 2022.
In February 2022, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food costs through the spring and summer months. In August, Fed Chair Jerome Powell confirmed that fighting inflation remained the U.S. central bank’s top priority. That September, the Fed followed through with its third straight 0.75% rate increase -- its fifth hike of 2022 -- and announced a new year-end federal funds target of 4.40%, up from its previous projection of 3.40%. By period-end, the Bloomberg U.S. Treasury Index (the Treasury Index) had declined 12.94%.
As spreads widened, most other bond asset classes underperformed Treasurys during the period.
Investment-grade corporate bonds experienced one of the worst 12-month periods in U.S. history, with the Bloomberg U.S. Corporate Bond Index (the Corporate Index) declining 18.53%. In a period when lower rated bonds within investment grade and bonds with longer durations generally underperformed higher rated bonds and bonds with shorter durations, the Corporate Index was concentrated in lower rated, longer duration bonds. With a majority of its holdings rated BBB -- the lowest investment-grade credit rating -- and relatively few new issues rated AAA, AA, or A, the investment-grade corporate asset class was exposed to a widespread fixed-income sell-off during the period.
Despite a lower overall credit rating, the high yield corporate asset class outperformed investment-grade assets, as the Bloomberg U.S. Corporate High Yield Index returned -14.14% during the period. Mortgage-backed securities also underperformed Treasurys, with the Bloomberg U.S. Mortgage-Backed Securities Index returning -13.98% and underperforming the Treasury Index.
In contrast, asset-backed securities (ABS) -- securities backed by a range of corporate and consumer debt -- were one of the best-performing fixed-income asset classes, with the Bloomberg Asset-Backed Securities Index returning -5.61% during the period. The relative outperformance of ABS was due mainly to a shorter duration than Treasurys, as represented by the Treasury Index, during a period of rising interest rates.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert Core Bond Fund (the Fund) returned -14.78% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned -14.60%.
Security selections in the Fund detracted from returns relative to the Index during the period. Selections in investment-grade corporate securities, government-related securities, and asset-backed securities, in particular, weighed on relative returns. The Fund’s sector allocations also detracted from performance relative to the Index. An underweight exposure to U.S. Treasurys, an overweight exposure to investment-grade corporate securities, and an out-of-Index allocation to high yield corporate securities had especially negative impacts on relative returns during the period.
In contrast, the Fund’s duration positioning and overweight exposure to asset-backed securities contributed to returns relative to the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Core Bond Fund
September 30, 2022
Performance

Portfolio Manager(s) Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/31/2004	12/31/2004	(14.78)%	2.17%	3.05%
Class A with 3.25% Maximum Sales Charge	—	—	(17.53)	1.51	2.71
Class I at NAV	01/30/2015	12/31/2004	(14.55)	2.44	3.33

Bloomberg U.S. Aggregate Bond Index	—	—	(14.60)%	(0.27)%	0.89%

% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	0.93%	0.68%
Net	0.74	0.49
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	09/30/2012	$1,388,429	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Core Bond Fund
September 30, 2022
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond holdings)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Calvert
Core Bond Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked. Effective February 1, 2021, the Fund revised its name, objective and principal investment strategies and adopted a policy of investing at least 80% of its net assets in investment grade, U.S. dollar-denominated debt securities.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non- investment grade corporate securities. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
Core Bond Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 913.50	$3.55 **	0.74%
Class I	$1,000.00	$ 914.20	$2.35 **	0.49%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.36	$3.75 **	0.74%
Class I	$1,000.00	$1,022.61	$2.48 **	0.49%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
Core Bond Fund
September 30, 2022
Schedule of Investments

Asset-Backed Securities — 12.7%

Security	Principal Amount (000's omitted)	Value
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class A3, 0.53%, 6/18/25	$682	$ 672,355
CNH Equipment Trust, Series 2022-B, Class A2, 3.94%, 12/15/25	130	129,118
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	165	154,146
Cologix Data Centers US Issuer, LLC, Series 2021-1A, Class A2, 3.30%, 12/26/51(1)	720	643,355
Conn's Receivables Funding, LLC, Series 2021-A, Class A, 1.05%, 5/15/26(1)	71	70,778
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)	1,105	953,218
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	406	370,030
Diamond Infrastructure Funding, LLC, Series 2021-1A, Class A, 1.76%, 4/15/49(1)	852	701,145
Diamond Issuer, Series 2021-1A, Class A, 2.305%, 11/20/51(1)	490	414,955
FMC GMSR Issuer Trust, Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(2)	200	161,945
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	426	389,864
GM Financial Automobile Leasing Trust, Series 2021-1, Class A3, 0.26%, 2/20/24	644	638,080
GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class A, 2.31%, 10/20/48(1)	141	117,728
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	174	167,137
Series 2021-3, Class B, 0.76%, 2/26/29(1)	155	148,645
Lendingpoint Asset Securitization Trust:
Series 2022-A, Class A, 1.68%, 6/15/29(1)	150	147,371
Series 2022-C, Class A, 6.56%, 2/15/30(1)	940	939,942
Marlette Funding Trust, Series 2021-1A, Class B, 1.00%, 6/16/31(1)	1,712	1,683,926
Mosaic Solar Loan Trust:
Series 2020-2A, Class C, 3.00%, 8/20/46(1)	1,072	978,392
Series 2021-1A, Class A, 1.51%, 12/20/46(1)	155	121,551
Series 2022-2A, Class C, 5.95%, 1/21/53(1)	850	805,913
Mosaic Solar Loans, LLC:
Series 2017-1A, Class A, 4.45%, 6/20/42(1)	543	518,889
Series 2017-2A, Class A, 3.82%, 6/22/43(1)	1,818	1,678,373
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	306	269,964
OneMain Financial Issuance Trust:
Series 2020-1A, Class A, 3.84%, 5/14/32(1)	782	777,376
Series 2022-S1, Class A, 4.13%, 5/14/35(1)	1,025	975,184
Security	Principal Amount (000's omitted)	Value
Oportun Funding XIV, LLC, Series 2021-A, Class B, 1.76%, 3/8/28(1)	$100	$ 91,981
Oportun Funding, LLC, Series 2022-1, Class A, 3.25%, 6/15/29(1)	376	367,924
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	278	247,021
Series 2021-C, Class A, 2.18%, 10/8/31(1)	1,155	1,020,599
Series 2022-2, Class A, 5.94%, 10/9/29(1)	278	276,493
Pagaya AI Debt Selection Trust:
Series 2021-3, Class A, 1.15%, 5/15/29(1)	414	401,334
Series 2021-5, Class A, 1.53%, 8/15/29(1)	319	307,805
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	114	107,081
Planet Fitness Master Issuer, LLC, Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	608	513,339
Santander Drive Auto Receivables Trust, Series 2022-5, Class A2, 3.98%, 1/15/25	270	268,368
SBA Tower Trust, Series 2014-2A, Class C, 3.869% to 4/15/23, 10/15/49(1)	500	483,851
ServiceMaster Funding, LLC, Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	337	259,468
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	183	180,990
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	591	525,450
Sunnova Helios IX Issuer, LLC, Series 2022-B, Class A, 5.00%, 8/20/49(1)	396	375,164
Sunnova Helios V Issuer, LLC, Series 2021-A, Class A, 1.80%, 2/20/48(1)	354	285,191
Sunnova Helios VII Issuer, LLC, Series 2021-C, Class B, 2.33%, 10/20/48(1)	700	586,583
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	164	126,735
Sunrun Jupiter Issuer, LLC, Series 2022-1A, Class A, 4.75%, 7/30/57(1)	622	566,391
Theorem Funding Trust:
Series 2021-1A, Class A, 1.21%, 12/15/27(1)	163	158,918
Series 2022-1A, Class A, 1.85%, 2/15/28(1)	373	364,345
Vantage Data Centers Issuer, LLC, Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	140	121,535
Total Asset-Backed Securities (identified cost $23,594,510)		$ 22,265,946

Collateralized Mortgage Obligations — 2.1%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1A, 4.031%, (30-day average SOFR + 1.75%), 3/25/31(1)(3)	$90	$ 89,936

7
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.: (continued)
Series 2021-2A, Class M1A, 3.481%, (30-day average SOFR + 1.20%), 6/25/31(1)(3)	$272	$ 270,278
Series 2021-3A, Class A2, 3.281%, (30-day average SOFR + 1.00%), 9/25/31(1)(3)	150	139,031
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	496	433,872
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2021-DNA3, Class M1, 3.031%, (30-day average SOFR + 0.75%), 10/25/33(1)(3)	95	93,428
Series 2022-DNA1, Class M1A, 3.281%, (30-day average SOFR + 1.00%), 1/25/42(1)(3)	2,101	2,040,900
Series 2022-DNA2, Class M1A, 3.581%, (30-day average SOFR + 1.30%), 2/25/42(1)(3)	221	218,125
PNMAC GMSR Issuer Trust, Series 2022-GT1, Class A, 6.531%, (30-day average SOFR + 4.25%), 5/25/27(1)(3)	500	477,724
Total Collateralized Mortgage Obligations (identified cost $3,825,526)		$ 3,763,294

Commercial Mortgage-Backed Securities — 10.2%

Security	Principal Amount (000's omitted)	Value
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 3.738%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(3)	$1,413	$ 1,392,460
Series 2019-XL, Class B, 3.898%, (1 mo. USD LIBOR + 1.08%), 10/15/36(1)(3)	897	875,186
Series 2021-VOLT, Class B, 3.768%, (1 mo. USD LIBOR + 0.95%), 9/15/36(1)(3)	522	490,822
Series 2021-VOLT, Class C, 3.918%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(3)	246	228,519
Series 2021-VOLT, Class D, 4.468%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(3)	180	167,664
Extended Stay America Trust:
Series 2021-ESH, Class A, 3.898%, (1 mo. USD LIBOR + 1.08%), 7/15/38(1)(3)	201	194,785
Series 2021-ESH, Class C, 4.518%, (1 mo. USD LIBOR + 1.70%), 7/15/38(1)(3)	306	294,913
Federal National Mortgage Association:
Series 2017-M13, Class A2, 3.028%, 9/25/27(2)	3,171	2,967,134
Series 2018-M4, Class A2, 3.158%, 3/25/28(2)	4,532	4,208,025
Series 2018-M13, Class A2, 3.867%, 9/25/30(2)	756	719,970
Series 2019-M22, Class A2, 2.522%, 8/25/29	1,796	1,594,574
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 3.968%, (1 mo. USD LIBOR + 1.15%), 5/15/38(1)(3)	678	661,635
MHC Commercial Mortgage Trust, Series 2021-MHC, Class C, 4.169%, (1 mo. USD LIBOR + 1.35%), 4/15/38(1)(3)	435	410,958
Security	Principal Amount (000's omitted)	Value
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 3.518%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(3)(5)	$191	$ 189,873
Series 2017-CLS, Class B, 3.668%, (1 mo. USD LIBOR + 0.85%), 11/15/34(1)(3)(5)	640	635,861
Series 2017-CLS, Class D, 4.218%, (1 mo. USD LIBOR + 1.40%), 11/15/34(1)(3)(5)	1,110	1,101,652
Series 2019-BPR, Class A, 4.468%, (1 mo. USD LIBOR + 1.65%), 5/15/36(1)(3)(5)	1,247	1,216,422
SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/41(1)	410	329,539
VMC Finance, LLC, Series 2021-HT1, Class A, 4.643%, (1 mo. USD LIBOR + 1.65%), 1/18/37(1)(3)	235	228,454
Total Commercial Mortgage-Backed Securities (identified cost $18,786,295)		$ 17,908,446

Corporate Bonds — 26.0%

Security	Principal Amount (000's omitted)	Value
Basic Materials — 0.2%
Celanese US Holdings, LLC, 6.165%, 7/15/27	$248	$ 235,024
South32 Treasury, Ltd., 4.35%, 4/14/32(1)	204	175,830
		$ 410,854
Communications — 1.6%
AT&T, Inc.:
3.50%, 9/15/53	$439	$ 293,238
3.55%, 9/15/55	268	176,598
3.80%, 12/1/57	664	449,938
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	569	411,938
Comcast Corp.:
2.887%, 11/1/51	644	404,362
4.25%, 1/15/33	503	456,578
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	219	168,357
SES S.A., 5.30%, 4/4/43(1)	130	99,436
T-Mobile USA, Inc.:
2.25%, 11/15/31	367	277,233
2.55%, 2/15/31	145	115,011
		$ 2,852,689
Consumer, Cyclical — 1.9%
Aptiv PLC, 3.10%, 12/1/51	$935	$ 525,445
Aptiv PLC/Aptiv Corp., 3.25%, 3/1/32(6)	99	78,943
Bath & Body Works, Inc., 6.625%, 10/1/30(1)	131	114,199

8
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Consumer, Cyclical (continued)
Delta Air Lines, Inc./SkyMiles IP, Ltd.:
4.50%, 10/20/25(1)	$500	$ 485,628
4.75%, 10/20/28(1)	138	128,716
Dick's Sporting Goods, Inc., 4.10%, 1/15/52	684	424,045
Ferguson Finance PLC, 4.65%, 4/20/32(1)	1	882
Ford Motor Co., 3.25%, 2/12/32	628	453,451
General Motors Co., 5.60%, 10/15/32	228	203,815
General Motors Financial Co., Inc., 4.30%, 4/6/29	346	301,087
Home Depot, Inc. (The), 4.40%, 3/15/45	203	173,184
Hyatt Hotels Corp.:
1.30%, 10/1/23	94	90,467
1.80%, 10/1/24	39	36,598
WarnerMedia Holdings, Inc., 5.141%, 3/15/52(1)	485	353,433
		$ 3,369,893
Consumer, Non-cyclical — 1.6%
Ashtead Capital, Inc., 4.25%, 11/1/29(1)	$304	$ 265,644
Block Financial, LLC, 3.875%, 8/15/30	437	373,796
Centene Corp., 4.625%, 12/15/29	312	281,095
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	220	162,448
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29	190	162,646
CVS Health Corp., 4.30%, 3/25/28	136	128,509
CVS Pass-Through Trust, 6.036%, 12/10/28	156	154,958
Ford Foundation (The), 2.415%, 6/1/50	270	167,428
Kaiser Foundation Hospitals, 3.15%, 5/1/27	224	207,842
Merck & Co., Inc., 2.45%, 6/24/50	222	137,370
Pfizer, Inc., 2.625%, 4/1/30	460	395,898
Royalty Pharma PLC, 3.55%, 9/2/50	355	222,109
Smithfield Foods, Inc., 2.625%, 9/13/31(1)	283	207,901
		$ 2,867,644
Energy — 0.4%
TerraForm Power Operating, LLC, 4.75%, 1/15/30(1)	$717	$ 610,128
		$ 610,128
Financial — 14.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
2.875%, 8/14/24	$150	$ 141,184
3.50%, 1/15/25	218	205,078
6.50%, 7/15/25	495	494,459
Affiliated Managers Group, Inc., 3.30%, 6/15/30	244	201,901
Agree, L.P., 2.00%, 6/15/28	94	75,865
Air Lease Corp., 2.875%, 1/15/26	440	394,294
American National Group, Inc., 6.144%, 6/13/32(1)	250	233,384
Andrew W. Mellon Foundation (The), 0.947%, 8/1/27	300	256,552
Security	Principal Amount (000's omitted)	Value
Financial (continued)
Aon Corp., 2.80%, 5/15/30	$336	$ 279,080
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(7)	316	287,430
Banco de Chile, 2.99%, 12/9/31(1)	200	155,573
Banco Santander S.A.:
1.722% to 9/14/26, 9/14/27(7)	200	165,694
5.294%, 8/18/27	600	565,920
Bank of America Corp.:
1.734% to 7/22/26, 7/22/27(7)	640	549,693
2.087% to 6/14/28, 6/14/29(7)	243	197,660
2.299% to 7/21/31, 7/21/32(7)	697	521,787
2.572% to 10/20/31, 10/20/32(7)	227	173,864
3.824% to 1/20/27, 1/20/28(7)	2,637	2,429,348
3.846% to 3/8/32, 3/8/37(7)	644	520,437
BankUnited, Inc., 5.125%, 6/11/30	310	289,323
BNP Paribas S.A., 7.75% to 8/16/29(1)(7)(8)	244	225,773
Boston Properties, L.P., 2.45%, 10/1/33	725	511,610
Brookfield Finance, Inc., 4.70%, 9/20/47	485	386,908
Capital One Financial Corp.:
3.273% to 3/1/29, 3/1/30(7)	197	164,966
3.75%, 7/28/26	212	196,267
4.20%, 10/29/25	300	288,775
4.927% to 5/10/27, 5/10/28(7)	304	289,929
CI Financial Corp.:
3.20%, 12/17/30	280	203,328
4.10%, 6/15/51	308	183,871
Citigroup, Inc.:
1.281% to 11/3/24, 11/3/25(7)	73	66,737
2.572% to 6/3/30, 6/3/31(7)	387	304,941
3.785% to 3/17/32, 3/17/33(7)	645	541,511
4.00% to 12/10/25(7)(8)	415	350,675
4.125%, 7/25/28	300	271,161
5.316% to 3/26/40, 3/26/41(7)	647	585,826
Corporate Office Properties, L.P., 2.90%, 12/1/33	197	136,780
Discover Bank, 4.682% to 8/9/23, 8/9/28(7)	446	427,807
Extra Space Storage, L.P., 2.55%, 6/1/31	300	231,118
GA Global Funding Trust, 2.25%, 1/6/27(1)	553	479,663
Global Atlantic Fin Co., 3.125%, 6/15/31(1)	1,039	762,201
Goldman Sachs Group, Inc. (The):
1.948% to 10/21/26, 10/21/27(7)	336	287,759
2.65% to 10/21/31, 10/21/32(7)	237	181,933
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	254	204,149
6.00%, 4/15/25(1)	435	410,159
HSBC Holdings PLC, 4.755% to 6/9/27, 6/9/28(7)	276	253,939

9
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
Iron Mountain, Inc., 4.50%, 2/15/31(1)	$310	$ 240,222
JPMorgan Chase & Co.:
1.47% to 9/22/26, 9/22/27(7)	328	277,739
2.739% to 10/15/29, 10/15/30(7)	234	190,561
4.493% to 3/24/30, 3/24/31(7)	499	454,648
4.586% to 4/26/32, 4/26/33(7)	111	100,043
4.851% to 7/25/27, 7/25/28(7)	811	779,543
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	695	485,950
Macquarie Bank, Ltd.:
3.052% to 3/3/31, 3/3/36(1)(7)	246	180,582
3.624%, 6/3/30(1)	554	449,069
Principal Financial Group, Inc., 4.625%, 9/15/42	308	262,480
Radian Group, Inc., 4.875%, 3/15/27	265	235,275
Sabra Health Care, L.P., 3.20%, 12/1/31	305	224,514
Societe Generale S.A., 6.221% to 6/15/32, 6/15/33(1)(7)	255	226,400
Standard Chartered PLC:
1.214% to 3/23/24, 3/23/25(1)(7)	200	187,598
1.456% to 1/14/26, 1/14/27(1)(7)	243	205,992
1.822% to 11/23/24, 11/23/25(1)(7)	200	181,541
Stifel Financial Corp., 4.00%, 5/15/30	235	202,633
Sun Communities Operating, L.P., 4.20%, 4/15/32	509	427,037
Swedbank AB, 5.337%, 9/20/27(1)	512	496,740
Synchrony Bank, 5.625%, 8/23/27	702	673,125
Synovus Bank/Columbus, GA, 4.00% to 10/29/25, 10/29/30(7)	373	347,463
Synovus Financial Corp., 5.90% to 2/7/24, 2/7/29(7)	365	359,384
Truist Financial Corp., 5.10% to 3/1/30(7)(8)	232	206,860
UBS AG, 1.25%, 6/1/26(1)	236	203,653
UBS Group AG, 2.095% to 2/11/31, 2/11/32(1)(7)	745	542,612
United Overseas Bank, Ltd., 3.863% to 10/7/27, 10/7/32(1)(7)	338	308,319
Vornado Realty L.P., 3.40%, 6/1/31(6)	500	383,342
Westpac Banking Corp., 3.02% to 11/18/31, 11/18/36(7)	244	179,027
		$ 25,098,664
Government - Multinational — 2.7%
Asian Development Bank, 3.125%, 9/26/28	$291	$ 273,626
European Bank for Reconstruction & Development, 1.50%, 2/13/25	305	285,576
European Investment Bank:
1.625%, 5/13/31	585	489,528
2.375%, 5/24/27	860	795,930
2.875%, 6/13/25(1)	1,942	1,871,637
Inter-American Development Bank, 0.875%, 4/3/25	241	221,218
International Bank for Reconstruction & Development, 3.125%, 11/20/25	861	830,508
		$ 4,768,023
Security	Principal Amount (000's omitted)	Value
Government - Regional — 0.3%
Kommuninvest I Sverige AB, 0.375%, 6/19/24(1)	$600	$ 560,410
		$ 560,410
Industrial — 0.6%
Jabil, Inc., 3.60%, 1/15/30	$376	$ 314,628
Owens Corning, 3.95%, 8/15/29	519	465,147
Valmont Industries, Inc., 5.00%, 10/1/44	350	295,992
		$ 1,075,767
Technology — 0.8%
Apple, Inc., 3.45%, 2/9/45	$400	$ 316,629
DXC Technology Co., 2.375%, 9/15/28	104	85,071
Kyndryl Holdings, Inc.:
2.05%, 10/15/26	237	190,652
2.70%, 10/15/28	646	473,189
Seagate HDD Cayman, 5.75%, 12/1/34	316	251,599
		$ 1,317,140
Utilities — 1.6%
AES Corp. (The), 2.45%, 1/15/31	$386	$ 295,873
American Water Capital Corp.:
2.30%, 6/1/31	193	153,258
3.75%, 9/1/47	658	495,505
Consolidated Edison Co. of New York, Inc., 4.00%, 11/15/57	420	307,273
Enel Finance International N.V., 1.375%, 7/12/26(1)	201	170,047
MidAmerican Energy Co., 4.25%, 7/15/49	757	632,645
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	469	388,776
Northern States Power Co., 2.60%, 6/1/51	317	198,000
Terraform Global Operating, LLC, 6.125%, 3/1/26(1)	225	211,817
		$ 2,853,194
Total Corporate Bonds (identified cost $54,017,881)		$ 45,784,406

High Social Impact Investments — 0.1%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(9)(10)	$250	$ 232,190
Total High Social Impact Investments (identified cost $250,000)		$ 232,190

10
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Schedule of Investments — continued

Preferred Stocks — 0.2%

Security	Shares	Value
Wireless Telecommunication Services — 0.2%
United States Cellular Corp., 5.50%	16,400	$ 303,400
Total Preferred Stocks (identified cost $410,000)		$ 303,400

Sovereign Government Bonds — 0.8%

Security	Principal Amount (000's omitted)	Value
Kreditanstalt fuer Wiederaufbau:
1.00%, 10/1/26	$934	$ 821,394
1.75%, 9/14/29	635	547,054
Total Sovereign Government Bonds (identified cost $1,562,435)		$ 1,368,448

Taxable Municipal Obligations — 1.7%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.5%
Massachusetts, Green Bonds, 3.277%, 6/1/46	$1,300	$ 995,462
		$ 995,462
Special Tax Revenue — 0.1%
California Health Facilities Financing Authority, (No Place Like Home Program):
2.984%, 6/1/33	$155	$ 126,255
3.034%, 6/1/34	110	88,023
		$ 214,278
Water and Sewer — 1.1%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$555	$ 488,456
San Diego County Water Authority, CA, Green Bonds, 1.951%, 5/1/34	185	137,505
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	1,530	1,250,974
		$ 1,876,935
Total Taxable Municipal Obligations (identified cost $3,929,529)		$ 3,086,675

U.S. Government Agencies and Instrumentalities — 0.2%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
3.435%, 8/1/34	$145	$ 128,439
3.485%, 8/1/35	85	75,103
3.585%, 8/1/37	150	129,396
Total U.S. Government Agencies and Instrumentalities (identified cost $413,289)		$ 332,938

U.S. Government Agency Mortgage-Backed Securities — 10.5%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., 3.00%, 4/1/51	$257	$ 224,909
Federal National Mortgage Association:
4.00%, 30-Year, TBA(11)	13,657	12,654,227
4.50%, 30-Year, TBA(11)	2,885	2,743,388
5.00%, 30-Year, TBA(11)	2,145	2,084,252
Pool #FM6803, 2.00%, 4/1/51	178	145,301
Pool #FM7023, 3.00%, 7/1/49	145	127,590
Government National Mortgage Association II:
Pool #CB2653, 2.50%, 3/20/51	246	210,940
Pool #CB8629, 2.50%, 4/20/51	363	311,350
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $19,096,312)		$ 18,501,957

U.S. Treasury Obligations — 39.7%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.125%, 8/15/40	$700	$ 434,027
1.375%, 8/15/50	375	217,354
1.875%, 2/15/41	347	245,970
1.875%, 11/15/51	442	292,497
2.00%, 11/15/41	3,812	2,730,359
2.00%, 2/15/50	355	244,104
2.00%, 8/15/51	150	102,527
2.25%, 2/15/52	1,115	810,611
2.375%, 2/15/42	2,979	2,284,055
3.00%, 8/15/52	360	310,781
3.25%, 5/15/42	2,100	1,864,406
3.375%, 8/15/42(6)	3,593	3,255,595
U.S. Treasury Notes:
0.25%, 3/15/24	7,515	7,087,878

11
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes: (continued)
0.375%, 11/30/25	$6,184	$ 5,484,097
0.375%, 12/31/25	811	717,292
0.375%, 9/30/27	67	55,911
0.75%, 12/31/23	675	646,286
0.875%, 1/31/24	5,725	5,469,835
0.875%, 11/15/30	41	32,675
1.00%, 7/31/28	266	224,115
1.125%, 2/29/28	1,068	916,853
1.25%, 3/31/28	476	410,531
1.25%, 4/30/28	65	55,938
1.25%, 6/30/28	375	321,475
1.375%, 9/30/23	3,636	3,533,313
1.375%, 10/31/28	198	169,661
1.375%, 11/15/31	171	138,981
1.50%, 1/31/27	626	561,297
1.875%, 2/28/27	100	91,094
1.875%, 2/15/32	1,266	1,073,034
2.50%, 4/30/24	6,821	6,631,824
2.75%, 4/30/27	9,146	8,633,324
2.75%, 8/15/32(6)	1,750	1,600,430
2.875%, 4/30/29	1,645	1,536,112
2.875%, 5/15/32	4,584	4,238,571
3.125%, 8/31/27(6)	800	767,500
3.125%, 8/31/29	479	454,713
3.25%, 8/31/24	1,900	1,865,859
3.25%, 6/30/27	3,625	3,494,302
3.875%, 9/30/29	785	781,627
Total U.S. Treasury Obligations (identified cost $74,501,122)		$ 69,786,814

Short-Term Investments — 9.0%
Affiliated Fund — 5.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(12)	9,608,995	$ 9,608,995
Total Affiliated Fund (identified cost $9,608,995)		$ 9,608,995
Securities Lending Collateral — 3.5%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(13)	6,155,304	$ 6,155,304
Total Securities Lending Collateral (identified cost $6,155,304)		$ 6,155,304
Total Short-Term Investments (identified cost $15,764,299)		$ 15,764,299
Total Investments — 113.2% (identified cost $216,151,198)		$199,098,813
Other Assets, Less Liabilities — (13.2)%		$ (23,243,442)
Net Assets — 100.0%		$ 175,855,371

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $44,631,137 or 25.4% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2022.
(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2022.
(4)	Step coupon security. The interest rate disclosed is that which is in effect on September 30, 2022.
(5)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(6)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $5,968,581.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(9)	May be deemed to be an affiliated company (see Note 8).

12
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Schedule of Investments — continued

(10)	Restricted security. Total market value of restricted securities amounts to $232,190, which represents 0.1% of the net assets of the Fund as of September 30, 2022.
(11)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(12)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(13)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	17	Long	12/30/22	$ 3,491,641	$ (48,982)
U.S. 10-Year Treasury Note	2	Long	12/20/22	224,125	(11,517)
U.S. Long Treasury Bond	29	Long	12/20/22	3,665,781	(207,057)
U.S. Ultra 10-Year Treasury Note	58	Long	12/20/22	6,872,094	(346,012)
U.S. Ultra-Long Treasury Bond	8	Long	12/20/22	1,096,000	(102,494)
U.S. 5-Year Treasury Note	(84)	Short	12/30/22	(9,030,656)	96,396
					$(619,666)
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$250,000

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
13
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $203,178,025) - including $5,968,581 of securities on loan	$ 186,113,820
Investments in securities of affiliated issuers, at value (identified cost $12,973,173)	12,984,993
Cash	20,138
Deposits at broker for futures contracts	319,241
Deposits for forward commitment securities	555,000
Receivable for investments sold	5,754,658
Receivable for capital shares sold	537,370
Interest receivable	1,041,906
Dividends and interest receivable - affiliated	24,520
Securities lending income receivable	5,233
Receivable from affiliate	26,618
Trustees' deferred compensation plan	51,951
Total assets	$207,435,448
Liabilities
Payable for variation margin on open futures contracts	$ 42,022
Payable for investments purchased	1,477,936
Payable for forward commitment securities	23,192,395
Payable for capital shares redeemed	511,250
Distributions payable	3,813
Deposits for securities loaned	6,155,304
Payable to affiliates:
Investment advisory fee	42,467
Administrative fee	17,421
Distribution and service fees	8,956
Sub-transfer agency fee	2,204
Trustees' deferred compensation plan	51,951
Accrued expenses	74,358
Total liabilities	$ 31,580,077
Net Assets	$175,855,371
Sources of Net Assets
Paid-in capital	$ 196,252,527
Accumulated loss	(20,397,156)
Net Assets	$175,855,371
Class A Shares
Net Assets	$ 43,106,169
Shares Outstanding	2,765,612
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.59
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 16.11
14
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class I Shares
Net Assets	$ 132,749,202
Shares Outstanding	8,504,759
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.61

On sales of $100,000 or more, the offering price of Class A shares is reduced.
15
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income	$ 23,023
Dividend income - affiliated issuers	51,546
Interest income (net of foreign taxes withheld of $1,433)	2,933,646
Interest income - affiliated issuers	47,472
Securities lending income, net	8,293
Total investment income	$ 3,063,980
Expenses
Investment advisory fee	$ 367,588
Administrative fee	147,035
Distribution and service fees:
Class A	115,082
Trustees' fees and expenses	6,152
Custodian fees	8,417
Transfer agency fees and expenses	123,945
Accounting fees	28,132
Professional fees	39,953
Registration fees	64,385
Reports to shareholders	11,692
Miscellaneous	16,533
Total expenses	$ 928,914
Waiver and/or reimbursement of expenses by affiliate	$ (218,244)
Net expenses	$ 710,670
Net investment income	$ 2,353,310
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (2,549,274)
Investment securities - affiliated issuers	955
Futures contracts	6,648
Written options	(47)
Net realized loss	$ (2,541,718)
Change in unrealized appreciation (depreciation):
Investment securities	$ (19,780,849)
Investment securities - affiliated issuers	16,134
Futures contracts	(761,496)
Net change in unrealized appreciation (depreciation)	$(20,526,211)
Net realized and unrealized loss	$(23,067,929)
Net decrease in net assets from operations	$(20,714,619)
16
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 2,353,310	$ 1,698,245
Net realized gain (loss)	(2,541,718)	4,756,779
Net change in unrealized appreciation (depreciation)	(20,526,211)	(4,484,122)
Net increase (decrease) in net assets from operations	$ (20,714,619)	$ 1,970,902
Distributions to shareholders:
Class A	$ (3,017,866)	$ (2,248,977)
Class I	(3,480,801)	(2,354,165)
Total distributions to shareholders	$ (6,498,667)	$ (4,603,142)
Capital share transactions:
Class A	$ 2,778,657	$ (1,041,947)
Class I	107,244,001	(10,254,139)
Net increase (decrease) in net assets from capital share transactions	$110,022,658	$ (11,296,086)
Net increase (decrease) in net assets	$ 82,809,372	$ (13,928,326)
Net Assets
At beginning of year	$ 93,045,999	$106,974,325
At end of year	$175,855,371	$ 93,045,999
17
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 19.49	$ 19.97	$ 18.45	$ 16.07	$ 17.10
Income (Loss) From Operations
Net investment income(1)	$ 0.29	$ 0.30	$ 0.51	$ 0.56	$ 0.55
Net realized and unrealized gain (loss)	(3.03)	0.06	1.53	2.39	(1.03)
Total income (loss) from operations	$ (2.74)	$ 0.36	$ 2.04	$ 2.95	$ (0.48)
Less Distributions
From net investment income	$ (0.30)	$ (0.30)	$ (0.52)	$ (0.57)	$ (0.55)
From net realized gain	(0.86)	(0.54)	—	—	—
Total distributions	$ (1.16)	$ (0.84)	$ (0.52)	$ (0.57)	$ (0.55)
Net asset value — End of year	$ 15.59	$ 19.49	$ 19.97	$ 18.45	$ 16.07
Total Return(2)	(14.78)%	1.79%	11.21%	18.81%	(2.83)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$43,106	$50,647	$52,965	$51,709	$47,010
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.91%	0.97%	1.05%	1.14%	1.13%
Net expenses	0.74% (4)	0.80%	0.92%	0.92%	0.92%
Net investment income	1.65%	1.52%	2.70%	3.33%	3.31%
Portfolio Turnover	175% (5)	195% (5)	52%	43%	51%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
18
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 19.51	$ 20.00	$ 18.47	$ 16.08	$ 17.11
Income (Loss) From Operations
Net investment income(1)	$ 0.35	$ 0.36	$ 0.56	$ 0.60	$ 0.62
Net realized and unrealized gain (loss)	(3.04)	0.04	1.54	2.41	(1.05)
Total income (loss) from operations	$ (2.69)	$ 0.40	$ 2.10	$ 3.01	$ (0.43)
Less Distributions
From net investment income	$ (0.35)	$ (0.35)	$ (0.57)	$ (0.62)	$ (0.60)
From net realized gain	(0.86)	(0.54)	—	—	—
Total distributions	$ (1.21)	$ (0.89)	$ (0.57)	$ (0.62)	$ (0.60)
Net asset value — End of year	$ 15.61	$ 19.51	$ 20.00	$ 18.47	$ 16.08
Total Return(2)	(14.55)%	1.99%	11.53%	19.14%	(2.57)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$132,749	$42,399	$54,009	$33,302	$19,212
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.66%	0.72%	0.80%	0.87%	0.89%
Net expenses	0.49% (4)	0.55%	0.67%	0.63%	0.55%
Net investment income	2.07%	1.81%	2.93%	3.53%	3.72%
Portfolio Turnover	175% (5)	195% (5)	52%	43%	51%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
19
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Core Bond Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek total return with an emphasis on income. The Fund invests primarily in investment grade, U.S. dollar denominated securities.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% (0.80% prior to April 29, 2022) may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
20

Calvert
Core Bond Fund
September 30, 2022
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 22,265,946	$ —	$ 22,265,946
Collateralized Mortgage Obligations	—	3,763,294	—	3,763,294
Commercial Mortgage-Backed Securities	—	17,908,446	—	17,908,446
Corporate Bonds	—	45,784,406	—	45,784,406
High Social Impact Investments	—	232,190	—	232,190
Preferred Stocks	303,400	—	—	303,400
Sovereign Government Bonds	—	1,368,448	—	1,368,448
Taxable Municipal Obligations	—	3,086,675	—	3,086,675
U.S. Government Agencies and Instrumentalities	—	332,938	—	332,938
U.S. Government Agency Mortgage-Backed Securities	—	18,501,957	—	18,501,957
U.S. Treasury Obligations	—	69,786,814	—	69,786,814
Short-Term Investments:
Affiliated Fund	9,608,995	—	—	9,608,995
Securities Lending Collateral	6,155,304	—	—	6,155,304
Total Investments	$16,067,699	$183,031,114	$ —	$199,098,813
Futures Contracts	$ 96,396	$ —	$ —	$ 96,396
Total	$16,164,095	$183,031,114	$ —	$199,195,209
Liability Description
Futures Contracts	$ (716,062)	$ —	$ —	$ (716,062)
Total	$ (716,062)	$ —	$ —	$ (716,062)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the
21

Calvert
Core Bond Fund
September 30, 2022
Notes to Financial Statements — continued

contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. The Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
22

Calvert
Core Bond Fund
September 30, 2022
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.30% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2022, the investment advisory fee amounted to $367,588.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $5,224 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.74% and 0.49% for Class A and Class I, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, CRM waived or reimbursed expenses of $213,020.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $147,035.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $115,082 for Class A shares.
The Fund was informed that EVD received $8,232 as its portion of the sales charge on sales of Class A shares and $207 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2022.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $11,055 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including paydowns and TBA transactions, were $64,788,935 and $27,153,102, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $268,039,186 and $199,605,627, respectively.
23

Calvert
Core Bond Fund
September 30, 2022
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$2,791,091	$2,798,169
Long-term capital gains	$3,707,576	$1,804,973
During the year ended September 30, 2022, accumulated loss was decreased by $2,194 and paid-in capital was decreased by $2,194 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (3,289,575)
Net unrealized depreciation	(17,103,768)
Distributions payable	(3,813)
Accumulated loss	$(20,397,156)
At September 30, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $3,289,575 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2022, $2,691,685 are short-term and $597,890 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$216,202,581
Gross unrealized appreciation	$ 31,709
Gross unrealized depreciation	(17,135,477)
Net unrealized depreciation	$ (17,103,768)
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2022 is included in the Schedule of Investments.
During the year ended September 30, 2022, the Fund used futures contracts and options on futures contracts to hedge interest rate risk and to manage duration.
24

Calvert
Core Bond Fund
September 30, 2022
Notes to Financial Statements — continued

At September 30, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Accumulated loss	$96,396 (1)	$(716,062) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2022 was as follows:
Statement of Operations Caption
Net realized gain (loss):
Investment securities(1)	$ (4,651)
Futures contracts	6,648
Written options	(47)
Total	$ 1,950
Change in unrealized appreciation (depreciation):
Futures contracts	$ (761,496)
Total	$(761,496)

(1)	Relates to purchased options.
The average notional cost of futures contracts outstanding during the year ended September 30, 2022, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short
$9,804,000	$5,447,000
The average number of purchased and written options contracts outstanding during the year ended September 30, 2022, which are indicative of the volume of these derivative types, were 1 and 1 contracts, respectively.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2022, the total value of securities on loan, including accrued interest, was $5,997,756 and the total value of collateral received was $6,155,304, comprised of cash.
25

Calvert
Core Bond Fund
September 30, 2022
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$ 473,150	$ —	$ —	$ —	$ 473,150
U.S. Treasury Obligations	5,682,154	—	—	—	5,682,154
Total	$6,155,304	$ —	$ —	$ —	$6,155,304
The carrying amount of the liability for deposits for securities loaned at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2022. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
8  Affiliated Issuers and Funds
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
In addition to the Notes, the Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2022, the value of the Fund's investment in the Notes and affiliated issuers and funds was $12,984,993, which represents 7.4% of the Fund's net assets. Transactions in the Notes and affiliated issuers and funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares/Units, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 3.518%, (1 mo. USD LIBOR + 0.70%), 11/15/34	$191,061	$ —	$ —	$ —	$ (1,040)	$ 189,873	$ 2,776	$ 191,000
Series 2017-CLS, Class B, 3.668%, (1 mo. USD LIBOR + 0.85%), 11/15/34	—	635,600	—	—	256	635,861	5,748	640,000
Series 2017-CLS, Class D, 4.218%, (1 mo. USD LIBOR + 1.40%), 11/15/34	—	1,096,125	—	—	5,452	1,101,652	11,464	1,110,000
Series 2019-BPR, Class A, 4.468%, (1 mo. USD LIBOR + 1.65%), 5/15/36	—	1,358,010	(175,210)	—	25,049	1,216,422	23,734	1,246,791
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	245,707	—	—	—	(13,517)	232,190	3,750	250,000
26

Calvert
Core Bond Fund
September 30, 2022
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares/Units, end of period
Short-Term Investments
Cash Reserves Fund	$661,732	$58,546,360	$(59,208,981)	$ 955	$ (66)	$ —	$ 3,298	—
Liquidity Fund	—	79,963,420	(70,354,425)	—	—	9,608,995	48,248	9,608,995
Total				$ 955	$ 16,134	$12,984,993	$99,018

(1)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	756,941	$ 13,071,927	709,747	$ 13,929,352
Reinvestment of distributions	158,443	2,874,105	107,095	2,120,595
Shares redeemed	(748,901)	(13,167,375)	(869,726)	(17,091,894)
Net increase (decrease)	166,483	$ 2,778,657	(52,884)	$ (1,041,947)
Class I
Shares sold	7,981,369	$ 135,341,110	1,263,678	$ 24,786,148
Reinvestment of distributions	197,200	3,480,572	118,720	2,353,751
Shares redeemed	(1,846,851)	(31,577,681)	(1,910,344)	(37,394,038)
Net increase (decrease)	6,331,718	$107,244,001	(527,946)	$(10,254,139)
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
27

Calvert
Core Bond Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Core Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Core Bond Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020, 2019, and 2018 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
28

Calvert
Core Bond Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2022, the Fund designates 79.00% of distributions from net investment income as a 163(j) interest dividend.
29

Calvert
Core Bond Fund
September 30, 2022
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period. The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
30

Calvert
Core Bond Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Core Bond Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021. This performance data indicated that the Fund had underperformed the median of the Fund’s peer universe and its benchmark index for the one-year period ended December 31, 2021, while it had outperformed the median of its peer universe and benchmark index for the three- and five-year periods ended December 31, 2021. The Board took into account management’s discussion of the Fund’s recent performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
31

Calvert
Core Bond Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
32

Calvert
Core Bond Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
33

Calvert
Core Bond Fund
September 30, 2022
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Trustees
Richard L. Baird, Jr. 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
34

Calvert
Core Bond Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
35

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

36

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
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■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
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■
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■
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Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
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Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
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37

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
38

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This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24181     9.30.22

Calvert
Income Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2022
Calvert
Income Fund

Calvert
Income Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the two dominant themes during the 12-month period ended September 30, 2022, were persistently high inflation rates in the U.S. and globally, and attempts by central banks to tame rising costs using interest rates to intentionally deflate consumer demand. The result was a period-long sell-off in fixed-income assets, with nearly all major U.S. fixed-income indexes reporting double-digit declines.
In the opening months of the period, interest rates rose and bond prices fell in anticipation the U.S. Federal Reserve (the Fed) would begin tapering its monthly bond purchases, which had helped hold interest rates down during much of the COVID-19 pandemic. In late 2021, the Fed confirmed it would begin reducing the pace of asset purchases beginning in November 2021 and continue in the months ahead. Starting in March 2022, U.S. Treasury rates rose amid mounting concerns over the prospect of multiple rate hikes in 2022.
In February 2022, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food costs through the spring and summer months. In August, Fed Chair Jerome Powell confirmed that fighting inflation remained the U.S. central bank’s top priority. That September, the Fed followed through with its third straight 0.75% rate increase -- its fifth hike of 2022 -- and announced a new year-end federal funds target of 4.40%, up from its previous projection of 3.40%. By period-end, the Bloomberg U.S. Treasury Index (the Treasury Index) had declined 12.94%.
As spreads widened, most other bond asset classes underperformed Treasurys during the period.
Investment-grade corporate bonds experienced one of the worst 12-month periods in U.S. history, with the Bloomberg U.S. Corporate Bond Index (the Corporate Index) declining 18.53%. In a period when lower rated bonds within investment grade and bonds with longer durations generally underperformed higher rated bonds and bonds with shorter durations, the Corporate Index was concentrated in lower rated, longer duration bonds. With a majority of its holdings rated BBB -- the lowest investment-grade credit rating -- and relatively few new issues rated AAA, AA, or A, the investment-grade corporate asset class was exposed to a widespread fixed-income sell-off during the period.
Despite a lower overall credit rating, the high yield corporate asset class outperformed investment-grade assets, as the Bloomberg U.S. Corporate High Yield Index returned -14.14% during the period. Mortgage-backed securities also underperformed Treasurys, with the Bloomberg U.S. Mortgage-Backed Securities Index returning -13.98% and underperforming the Treasury Index.
In contrast, asset-backed securities (ABS) -- securities backed by a range of corporate and consumer debt -- were one of the best-performing fixed-income asset classes, with the Bloomberg Asset-Backed Securities Index returning -5.61% during the period. The relative outperformance of ABS was due mainly to a shorter duration than Treasurys, as represented by the Treasury Index, during a period of rising interest rates.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert Income Fund (the Fund) returned -17.56% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg U.S. Credit Index (the Index), which returned -17.89%.
The Fund’s shorter-than-Index duration contributed to performance relative to the Index during the period. Sector allocations in the Fund also contributed to relative returns. In particular, an overweight allocation to asset-backed securities and an underweight allocation to investment-grade corporate securities aided relative returns. Overweight allocations to high yield corporate securities and bank loans also enhanced relative performance during the period.
In contrast, selections in investment-grade corporate securities detracted from Fund returns relative to the Index during the period, while an underweight allocation to government-related securities also weighed on relative performance.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Income Fund
September 30, 2022
Performance

Portfolio Manager(s) Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/12/1982	10/12/1982	(17.56)%	0.33%	1.64%
Class A with 3.25% Maximum Sales Charge	—	—	(20.22)	(0.33)	1.31
Class C at NAV	07/31/2000	10/12/1982	(18.20)	(0.43)	1.05
Class C with 1% Maximum Deferred Sales Charge	—	—	(19.00)	(0.43)	1.05
Class I at NAV	02/26/1999	10/12/1982	(17.36)	0.60	2.05

Bloomberg U.S. Credit Index	—	—	(17.89)%	(0.05)%	1.58%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	0.92%	1.67%	0.67%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2012	$11,099	N.A.
Class I, at minimum investment	$1,000,000	09/30/2012	$1,224,938	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Income Fund
September 30, 2022
Fund Profile

Asset Allocation (% of total investments)
Credit Quality (% of bond and loan holdings)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Calvert
Income Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity of one year or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non- investment grade corporate securities. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
Income Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 885.60	$4.30	0.91%
Class C	$1,000.00	$ 882.10	$7.83	1.66%
Class I	$1,000.00	$ 887.00	$3.12	0.66%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.51	$4.61	0.91%
Class C	$1,000.00	$1,016.75	$8.39	1.66%
Class I	$1,000.00	$1,021.76	$3.35	0.66%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
6

Calvert
Income Fund
September 30, 2022
Schedule of Investments

Asset-Backed Securities — 12.0%

Security	Principal Amount (000's omitted)	Value
AASET US, Ltd., Series 2018-1A, Class C, 6.413%, 1/16/38(1)(2)	$472	$ 59,005
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)	1,187	1,083,763
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	2,520	2,356,480
Cologix Canadian Issuer, L.P., Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)(3)	2,700	1,820,934
Cologix Data Centers US Issuer, LLC:
Series 2021-1A, Class B, 3.79%, 12/26/51(1)	4,000	3,514,365
Series 2021-1A, Class C, 5.99%, 12/26/51(1)	2,900	2,544,298
Conn's Receivables Funding, LLC:
Series 2021-A, Class C, 4.59%, 5/15/26(1)	7,085	6,724,586
Series 2022-A, Class B, 9.52%, 12/15/26(1)	3,432	3,422,364
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)	1,050	906,204
Diamond Infrastructure Funding, LLC, Series 2021-1A, Class C, 3.475%, 4/15/49(1)	757	623,243
Driven Brands Funding, LLC, Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	1,197	1,143,220
ExteNet, LLC:
Series 2019-1A, Class B, 4.14%, 7/26/49(1)	1,913	1,808,963
Series 2019-1A, Class C, 5.219%, 7/26/49(1)	3,110	2,906,227
FMC GMSR Issuer Trust:
Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(4)	3,360	2,720,684
Series 2022-GT2, Class B, 10.07%, 7/25/27(1)	2,000	1,868,937
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	1,360	1,243,234
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)	1,778	1,531,810
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	1,135	1,033,135
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	379	280,242
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	228	174,902
Mosaic Solar Loan Trust:
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	112	98,939
Series 2020-1A, Class D, 6.91%, 4/20/46(1)	257	256,602
Series 2022-2A, Class D, 8.29%, 1/21/53(1)	3,583	3,434,554
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	2,612	2,169,877
NRZ Excess Spread-Collateralized Notes:
Series 2021-FHT1, Class A, 3.104%, 7/25/26(1)	518	453,683
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	4,048	3,566,361
Oportun Issuance Trust, Series 2021-C, Class C, 3.61%, 10/8/31(1)	1,175	1,009,380
Security	Principal Amount (000's omitted)	Value
Pagaya AI Debt Selection Trust:
Series 2021-3, Class C, 3.27%, 5/15/29(1)	$5,900	$ 4,977,347
Series 2021-5, Class C, 3.93%, 8/15/29(1)	4,015	3,413,658
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2II, 4.666%, 9/5/48(1)	2,280	2,154,328
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	2,504	2,114,956
ServiceMaster Funding, LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	643	526,696
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	1,376	1,059,876
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	4,775	4,240,560
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	403	388,565
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	2,927	2,665,706
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	2,666	2,633,880
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	720	678,516
Sunnova Helios II Issuer, LLC, Series 2021-A, Class B, 3.15%, 2/20/48(1)	1,011	800,432
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class B, 5.47%, 11/1/55(1)	904	717,843
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	423	385,074
Theorem Funding Trust, Series 2021-1A, Class B, 1.84%, 12/15/27(1)	928	846,830
Vantage Data Centers Issuer, LLC:
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	361	345,309
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	2,545	2,124,619
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	675	498,900
Series 2020-A, Class C, 6.657%, 3/15/45(1)	354	234,854
Total Asset-Backed Securities (identified cost $89,762,637)		$ 79,563,941

Collateralized Mortgage Obligations — 4.8%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1C, 5.231%, (30-day average SOFR + 2.95%), 3/25/31(1)(5)	$1,130	$ 1,095,647
Series 2021-3A, Class M1B, 3.681%, (30-day average SOFR + 1.40%), 9/25/31(1)(5)	4,195	4,021,011
Eagle Re, Ltd., Series 2021-2, Class M1C, 5.731%, (30-day average SOFR + 3.45%), 4/25/34(1)(5)	2,810	2,732,904

7
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-DNA3, Class B2, 11.234%, (1 mo. USD LIBOR + 8.15%), 7/25/49(1)(5)	$500	$ 490,424
Series 2019-HQA4, Class B1, 6.034%, (1 mo. USD LIBOR + 2.95%), 11/25/49(1)(5)	904	876,880
Series 2020-DNA6, Class B1, 5.281%, (30-day average SOFR + 3.00%), 12/25/50(1)(5)	900	846,995
Series 2020-HQA2, Class B1, 7.184%, (1 mo. USD LIBOR + 4.10%), 3/25/50(1)(5)	1,748	1,671,036
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R01, Class 2B1, 7.434%, (1 mo. USD LIBOR + 4.35%), 7/25/31(1)(5)	1,295	1,303,525
Series 2019-R02, Class 1B1, 7.234%, (1 mo. USD LIBOR + 4.15%), 8/25/31(1)(5)	530	531,325
Series 2019-R02, Class 1M2, 5.384%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(5)	117	116,786
Series 2019-R03, Class 1B1, 7.184%, (1 mo. USD LIBOR + 4.10%), 9/25/31(1)(5)	1,050	1,049,184
Series 2019-R06, Class 2B1, 6.834%, (1 mo. USD LIBOR + 3.75%), 9/25/39(1)(5)	2,062	2,035,447
Series 2019-R07, Class 1B1, 6.484%, (1 mo. USD LIBOR + 3.40%), 10/25/39(1)(5)	4,664	4,538,706
Series 2020-R02, Class 2B1, 6.084%, (1 mo. USD LIBOR + 3.00%), 1/25/40(1)(5)	1,497	1,361,039
Series 2021-R01, Class 1B2, 8.281%, (30-day average SOFR + 6.00%), 10/25/41(1)(5)	4,457	4,034,400
Series 2021-R02, Class 2B1, 5.581%, (30-day average SOFR + 3.30%), 11/25/41(1)(5)	543	486,770
Home Re, Ltd.:
Series 2021-1, Class M1C, 5.384%, (1 mo. USD LIBOR + 2.30%), 7/25/33(1)(5)	1,030	977,287
Series 2021-1, Class M2, 5.934%, (1 mo. USD LIBOR + 2.85%), 7/25/33(1)(5)	4,340	3,917,629
Total Collateralized Mortgage Obligations (identified cost $33,868,224)		$ 32,086,995

Commercial Mortgage-Backed Securities — 7.1%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(4)	$11,165	$ 8,522,176
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(4)	4,545	3,380,379
BBCMS Mortgage Trust, Series 2017-DELC, Class F, 6.443%, (1 mo. USD LIBOR + 3.625%), 8/15/36(1)(5)	3,000	2,812,636
BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, 4.468%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(5)	5,509	5,129,807
Credit Suisse Mortgage Trust, Series 2022-CNTR, Class A, 6.79%, (30-day average SOFR + 3.944%), 1/15/24(1)(5)	3,576	3,333,251
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 6.334%, (1 mo. USD LIBOR + 3.25%), 10/25/49(1)(5)	$2,611	$ 2,483,728
Series 2020-01, Class M10, 6.834%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(5)	3,185	2,988,050
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,485	521,719
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(4)	1,120	117,582
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class E, 4.768%, (1 mo. USD LIBOR + 1.95%), 11/15/34(1)(5)(6)	1,426	1,412,823
Series 2019-BPR, Class B, 5.168%, (1 mo. USD LIBOR + 2.10%), 5/15/36(1)(5)(6)	6,576	6,342,772
Series 2019-BPR, Class C, 6.118%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)(5)(6)	3,045	2,894,266
VMC Finance, LLC, Series 2021-HT1, Class B, 7.493%, (1 mo. USD LIBOR + 4.50%), 1/18/37(1)(5)	7,908	7,607,642
Total Commercial Mortgage-Backed Securities (identified cost $54,810,096)		$ 47,546,831

Corporate Bonds — 63.3%

Security	Principal Amount (000's omitted)*		Value
Basic Materials — 0.8%
Celanese US Holdings, LLC:
6.165%, 7/15/27		1,936	$ 1,834,702
6.33%, 7/15/29		1,755	1,637,434
South32 Treasury, Ltd., 4.35%, 4/14/32(1)		2,596	2,237,531
			$ 5,709,667
Communications — 5.4%
AT&T, Inc.:
3.10%, 2/1/43		1,650	$ 1,095,248
3.50%, 9/15/53		1,750	1,168,946
3.55%, 9/15/55		11,342	7,473,804
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50		7,960	5,762,787
Comcast Corp.:
2.887%, 11/1/51		3,396	2,132,321
2.937%, 11/1/56		1,399	837,485
Discovery Communications, LLC, 5.20%, 9/20/47		1,870	1,384,694
Level 3 Financing, Inc., 3.75%, 7/15/29(1)		2,435	1,789,250
NBCUniversal Media, LLC, 4.45%, 1/15/43		1,710	1,423,950
Netflix, Inc., 3.625%, 5/15/27	EUR	2,055	1,901,734
Nokia Oyj:
4.375%, 6/12/27		1,750	1,579,699

8
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Communications (continued)
Nokia Oyj: (continued)
6.625%, 5/15/39	2,700	$ 2,507,058
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	1,378	1,059,345
SES S.A., 5.30%, 4/4/43(1)	820	627,213
T-Mobile USA, Inc.:
2.25%, 11/15/31	516	389,787
2.55%, 2/15/31	2,240	1,776,716
2.875%, 2/15/31	1,000	807,205
4.50%, 4/15/50	2,560	2,056,888
		$ 35,774,130
Consumer, Cyclical — 6.9%
American Airlines Pass-Through Trust, 4.40%, 9/22/23	336	$ 322,792
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(1)	3,341	3,143,330
5.75%, 4/20/29(1)	856	748,379
Aptiv PLC, 3.10%, 12/1/51	4,884	2,744,680
Bath & Body Works, Inc.:
6.625%, 10/1/30(1)	1,673	1,458,429
6.875%, 11/1/35	1,690	1,415,874
7.60%, 7/15/37	802	628,412
Brunswick Corp., 5.10%, 4/1/52	5,210	3,624,445
Dave & Buster's, Inc., 7.625%, 11/1/25(1)	4,011	3,955,227
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	2,475	2,308,490
Dick's Sporting Goods, Inc., 4.10%, 1/15/52	5,844	3,622,982
Ferguson Finance PLC, 4.65%, 4/20/32(1)	2,075	1,829,947
Ford Motor Co.:
3.25%, 2/12/32	2,879	2,078,796
4.75%, 1/15/43	2,483	1,651,307
General Motors Co.:
5.15%, 4/1/38	3,000	2,419,966
5.60%, 10/15/32	1,416	1,265,798
General Motors Financial Co., Inc., 2.70%, 6/10/31	726	534,015
Hyatt Hotels Corp., 1.80%, 10/1/24	824	773,257
Lithia Motors, Inc.:
3.875%, 6/1/29(1)	405	325,687
4.375%, 1/15/31(1)	2,721	2,231,696
Macy's Retail Holdings, LLC, 4.30%, 2/15/43	1,500	846,792
Magallanes, Inc., 5.141%, 3/15/52(1)	4,500	3,279,275
MDC Holdings, Inc.:
2.50%, 1/15/31	5,894	3,945,525
6.00%, 1/15/43	1,540	1,158,419
		$ 46,313,520
Security	Principal Amount (000's omitted)*	Value
Consumer, Non-cyclical — 5.0%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	732	$ 643,468
4.25%, 11/1/29(1)	4,166	3,640,364
Avantor Funding, Inc., 4.625%, 7/15/28(1)	3,609	3,219,769
Avon Products, Inc., 8.45%, 3/15/43	1,458	1,414,909
Block Financial, LLC, 3.875%, 8/15/30	3,362	2,875,745
Centene Corp.:
2.50%, 3/1/31	3,537	2,673,659
3.375%, 2/15/30	1,171	959,839
4.25%, 12/15/27	1,068	979,169
4.625%, 12/15/29	1,226	1,104,558
CVS Pass-Through Trust, 6.036%, 12/10/28	1,686	1,675,219
Darling Ingredients, Inc., 6.00%, 6/15/30(1)	298	284,283
Ford Foundation (The), 2.415%, 6/1/50	1,695	1,051,079
Hikma Finance USA, LLC, 3.25%, 7/9/25(7)	2,038	1,900,659
Natura & Co. Luxembourg Holdings S.a.r.l., 6.00%, 4/19/29(1)(8)	3,003	2,477,205
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)	1,768	1,399,496
Perrigo Finance Unlimited Co., 4.40%, 6/15/30	2,916	2,379,981
Royalty Pharma PLC, 3.55%, 9/2/50	2,136	1,336,405
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)	2,227	1,636,030
3.00%, 10/15/30(1)	238	184,074
5.20%, 4/1/29(1)	1,625	1,520,185
		$ 33,356,096
Energy — 1.4%
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	2,175	$ 2,022,163
NuStar Logistics, L.P.:
5.625%, 4/28/27	1,077	940,566
6.375%, 10/1/30	1,510	1,295,385
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)	1,783	1,517,235
5.00%, 1/31/28(1)	3,769	3,325,709
		$ 9,101,058
Financial — 35.4%
AerCap Holdings N.V., 5.875% to 10/10/24, 10/10/79(8)(9)	504	$ 450,634
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
1.65%, 10/29/24	517	472,784
1.75%, 10/29/24	1,445	1,315,686
4.625%, 10/15/27	3,236	2,910,775
Affiliated Managers Group, Inc., 3.30%, 6/15/30	4,003	3,312,328
Agree, L.P., 2.00%, 6/15/28	1,393	1,124,259

9
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Financial (continued)
Air Lease Corp.:
2.875%, 1/15/26	2,221	$ 1,990,286
2.875%, 1/15/32	1,761	1,329,781
Alliance Data Systems Corp., 4.75%, 12/15/24(1)	3,109	2,718,401
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)	2,600	2,246,267
American Assets Trust, L.P., 3.375%, 2/1/31	4,214	3,352,933
American National Group, Inc., 6.144%, 6/13/32(1)	2,600	2,427,198
Aon Corp., 2.80%, 5/15/30	1,313	1,090,570
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(9)	2,114	1,922,869
Banco de Chile, 2.99%, 12/9/31(1)	1,647	1,281,143
Banco Mercantil del Norte S.A.:
7.625% to 1/10/28(1)(9)(10)	495	440,186
8.375% to 10/14/30(1)(9)(10)	1,195	1,095,934
Banco Santander S.A.:
1.722% to 9/14/26, 9/14/27(9)	1,800	1,491,245
3.80%, 2/23/28	2,460	2,135,646
Bank of America Corp.:
2.456% to 10/22/24, 10/22/25(9)	3,800	3,559,520
2.482% to 9/21/31, 9/21/36(9)	7,844	5,677,446
3.846% to 3/8/32, 3/8/37(9)	10,872	8,786,005
4.948% to 7/22/27, 7/22/28(9)	2,400	2,308,491
Series Z, 6.50% to 10/23/24(8)(9)(10)	2,430	2,390,401
Bank of Montreal, 3.088% to 1/10/32, 1/10/37(9)	2,123	1,586,437
BankUnited, Inc., 5.125%, 6/11/30	2,047	1,910,464
BBVA Bancomer S.A./Texas, 5.125% to 1/18/28, 1/18/33(1)(9)	3,947	3,272,095
BNP Paribas S.A.:
1.675% to 6/30/26, 6/30/27(1)(9)	4,770	4,040,426
4.625% to 2/25/31(1)(9)(10)	967	621,486
7.75% to 8/16/29(1)	1,714	1,585,964
BPCE S.A., 3.648% to 1/14/32, 1/14/37(1)(9)	1,261	936,721
Broadstone Net Lease, LLC, 2.60%, 9/15/31	2,073	1,529,077
Brookfield Finance, Inc., 4.70%, 9/20/47	3,500	2,792,121
Capital One Financial Corp.:
3.273% to 3/1/29, 3/1/30(9)	4,445	3,722,198
3.75%, 7/28/26	4,263	3,946,630
5.268% to 5/10/32, 5/10/33(9)	1,750	1,619,608
Charles Schwab Corp. (The):
4.00% to 6/1/26(9)(10)	1,726	1,417,833
Series G, 5.375% to 6/1/25(8)(9)(10)	1,524	1,489,710
CI Financial Corp.:
3.20%, 12/17/30	4,088	2,968,593
4.10%, 6/15/51	1,257	750,411
Security	Principal Amount (000's omitted)*	Value
Financial (continued)
Citigroup, Inc.:
3.785% to 3/17/32, 3/17/33(9)	3,650	$ 3,064,367
4.00% to 12/10/25(9)(10)	2,510	2,120,950
4.075% to 4/23/28, 4/23/29(9)	925	838,307
4.125%, 7/25/28	1,530	1,382,921
4.60%, 3/9/26	2,150	2,098,586
4.658% to 5/24/27, 5/24/28(9)	2,400	2,282,742
Corporate Office Properties, L.P., 2.90%, 12/1/33	1,720	1,194,225
Credit Agricole S.A., 1.247% to 1/26/26, 1/26/27(1)(9)	1,632	1,390,813
Danske Bank A/S, 1.621% to 9/11/25, 9/11/26(1)(9)	3,504	3,035,746
Discover Bank, 4.682% to 8/9/23, 8/9/28(9)	1,785	1,712,189
Enact Holdings, Inc., 6.50%, 8/15/25(1)	5,320	5,092,969
EPR Properties, 3.75%, 8/15/29	6,012	4,651,235
Extra Space Storage, L.P., 2.55%, 6/1/31	2,585	1,991,467
Global Atlantic Fin Co., 3.125%, 6/15/31(1)	4,390	3,220,462
Goldman Sachs Group, Inc. (The):
2.383% to 7/21/31, 7/21/32(9)	4,000	3,020,579
2.65% to 10/21/31, 10/21/32(9)	2,820	2,164,777
4.125% to 11/10/26(9)(10)	1,393	1,109,176
4.482% to 8/23/27, 8/23/28(9)	3,500	3,287,945
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	2,750	2,210,271
3.75%, 9/15/30(1)	2,215	1,615,344
6.00%, 4/15/25(1)	193	181,979
HSBC Holdings PLC, 4.755% to 6/9/27, 6/9/28(9)	2,488	2,289,132
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	4,752	3,682,372
5.00%, 7/15/28(1)	1,498	1,291,336
Itau Unibanco Holding S.A., 3.875% to 1/15/26, 4/15/31(1)(9)	2,339	2,002,125
JPMorgan Chase & Co.:
2.739% to 10/15/29, 10/15/30(9)	1,530	1,245,973
4.203% to 7/23/28, 7/23/29(9)	2,600	2,369,669
4.851% to 7/25/27, 7/25/28(9)	3,400	3,268,122
Series S, 6.75% to 2/1/24(9)(10)	4,327	4,290,442
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	2,450	1,713,061
KKR Group Finance Co. X, LLC, 3.25%, 12/15/51(1)	882	576,051
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(9)	4,066	3,149,231
Macquarie Bank, Ltd.:
3.052% to 3/3/31, 3/3/36(1)(9)	4,858	3,566,123
3.624%, 6/3/30(1)	1,776	1,439,614
Nationwide Building Society, 4.00%, 9/14/26(1)	1,719	1,564,931
Newmark Group, Inc., 6.125%, 11/15/23	3,997	3,943,328
OneMain Finance Corp., 3.50%, 1/15/27	4,218	3,293,994
PennyMac Financial Services, Inc., 4.25%, 2/15/29(1)	1,959	1,399,686

10
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Financial (continued)
Radian Group, Inc.:
4.875%, 3/15/27	6,373	$ 5,658,141
6.625%, 3/15/25	1,344	1,311,663
Rocket Mortgage, LLC/Rocket Mortgage Co-Issuer, Inc.:
2.875%, 10/15/26(1)	466	382,826
3.875%, 3/1/31(1)	3,288	2,388,482
Sabra Health Care, L.P., 3.20%, 12/1/31	3,862	2,842,866
Santander UK Group Holdings PLC, 1.532% to 8/21/25, 8/21/26(9)	4,317	3,746,918
SITE Centers Corp., 3.625%, 2/1/25	3,000	2,838,740
Societe Generale S.A.:
1.488% to 12/14/25, 12/14/26(1)(9)	3,400	2,880,906
5.375% to 11/18/30(1)(9)(10)	1,032	709,810
6.221% to 6/15/32, 6/15/33(1)(9)	1,815	1,611,438
Standard Chartered PLC, 4.75% to 1/14/31(1)(9)(10)	651	430,848
Stifel Financial Corp., 4.00%, 5/15/30	3,254	2,805,816
Sun Communities Operating, L.P.:
2.70%, 7/15/31	839	635,252
4.20%, 4/15/32	1,652	1,385,983
Swedbank AB, 5.337%, 9/20/27(1)	1,957	1,898,672
Synchrony Bank, 5.625%, 8/23/27	3,893	3,732,874
Synovus Bank/Columbus, GA, 4.00% to 10/29/25, 10/29/30(9)	2,376	2,213,328
Synovus Financial Corp., 5.90% to 2/7/24, 2/7/29(9)	1,589	1,564,553
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(9)	3,542	3,055,089
Truist Financial Corp., 5.10% to 3/1/30(9)(10)	3,231	2,880,888
UBS Group AG:
4.375% to 2/10/31(1)(8)(9)(10)	3,883	2,560,838
4.703% to 8/5/26, 8/5/27(1)(9)	918	871,210
UniCredit SpA:
5.459% to 6/30/30, 6/30/35(1)(9)	995	741,003
5.861% to 6/19/27, 6/19/32(1)(9)	2,100	1,732,134
United Overseas Bank, Ltd., 3.863% to 10/7/27, 10/7/32(1)(9)	2,395	2,184,685
Vornado Realty L.P., 3.40%, 6/1/31(8)	3,385	2,595,226
Westpac Banking Corp., 3.02% to 11/18/31, 11/18/36(9)	1,406	1,031,606
		$235,464,597
Industrial — 2.7%
Avnet, Inc., 3.00%, 5/15/31	7,000	$ 5,286,724
Imola Merger Corp., 4.75%, 5/15/29(1)	3,699	3,129,428
Jabil, Inc., 3.00%, 1/15/31	6,070	4,802,732
Owens Corning, 3.95%, 8/15/29	1,411	1,264,590
Valmont Industries, Inc., 5.00%, 10/1/44	4,100	3,467,332
		$ 17,950,806
Security	Principal Amount (000's omitted)*	Value
Technology — 2.2%
DXC Technology Co.:
1.80%, 9/15/26	2,500	$ 2,145,134
2.375%, 9/15/28	852	696,925
Kyndryl Holdings, Inc.:
2.05%, 10/15/26	2,012	1,618,533
2.70%, 10/15/28	5,217	3,821,403
Micron Technology, Inc., 2.703%, 4/15/32	2,160	1,574,768
Seagate HDD Cayman, 5.75%, 12/1/34	6,113	4,867,170
		$ 14,723,933
Utilities — 3.5%
AES Corp. (The), 2.45%, 1/15/31	4,947	$ 3,791,925
American Water Capital Corp., Class C, 3.25%, 6/1/51	3,600	2,521,686
Clearway Energy Operating, LLC:
3.75%, 1/15/32(1)	1,129	877,210
4.75%, 3/15/28(1)	1,953	1,741,912
Enel Finance International N.V., 5.00%, 6/15/32(1)	1,758	1,501,695
Engie Energia Chile S.A., 3.40%, 1/28/30(1)	3,460	2,612,531
MidAmerican Energy Co., 3.15%, 4/15/50	1,650	1,126,372
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	136	130,525
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	1,162	898,325
Northern States Power Co., 2.60%, 6/1/51	3,800	2,373,505
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	3,374	2,932,343
Terraform Global Operating, LLC, 6.125%, 3/1/26(1)	2,795	2,631,241
		$ 23,139,270
Total Corporate Bonds (identified cost $513,959,116)		$421,533,077

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(11)(12)	$1,500	$ 1,393,140
Total High Social Impact Investments (identified cost $1,500,000)		$ 1,393,140

Preferred Stocks — 2.1%

Security	Shares	Value
Capital Markets — 0.3%
Stifel Financial Corp., 4.50%	103,500	$ 1,773,990
		$ 1,773,990

11
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.5%
NuStar Energy, L.P., Series B, 9.126%, (3 mo. USD LIBOR + 5.643%)(5)	169,688	$ 3,280,069
		$ 3,280,069
Real Estate Management & Development — 0.8%
Brookfield Property Partners, L.P.:
Series A, 5.75%	70,736	$ 1,202,512
Series A2, 6.375%	212,000	3,917,760
		$ 5,120,272
Wireless Telecommunication Services — 0.5%
United States Cellular Corp.:
5.50%	98,600	$ 1,824,100
6.25%	87,200	1,808,528
		$ 3,632,628
Total Preferred Stocks (identified cost $18,204,457)		$ 13,806,959

Senior Floating-Rate Loans(13) — 2.4%

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Telecommunication Services — 0.6%
CenturyLink, Inc., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$1,645	$ 1,500,668
UPC Financing Partnership, Term Loan, 5.743%, (1 mo. USD LIBOR + 2.93%), 1/31/29	600	574,500
Ziggo Financing Partnership, Term Loan, 5.318%, (1 mo. USD LIBOR + 2.50%), 4/30/28	1,680	1,604,099
		$ 3,679,267
IT Services — 0.1%
Asurion, LLC, Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 12/23/26	$874	$ 743,261
		$ 743,261
Software — 1.2%
Banff Merger Sub, Inc., Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 10/2/25	$2,633	$ 2,502,397
Hyland Software, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 7/1/24	851	826,621
Seattle Spinco, Inc., Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 6/21/24	760	745,008
Ultimate Software Group, Inc. (The), Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 5/4/26	1,631	1,557,356
Borrower/Description	Principal Amount (000's omitted)	Value
Software (continued)
VS Buyer, LLC, Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 2/28/27	$2,661	$ 2,574,371
		$ 8,205,753
Specialty Retail — 0.5%
Petsmart, Inc., Term Loan, 6.87%, (1 mo. USD LIBOR + 3.75%), 2/11/28	$3,184	$ 3,020,744
		$ 3,020,744
Total Senior Floating-Rate Loans (identified cost $16,494,476)		$ 15,649,025

Taxable Municipal Obligations — 0.2%

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue — 0.1%
California Health Facilities Financing Authority, (No Place Like Home Program), 2.984%, 6/1/33	$1,000	$ 814,550
		$ 814,550
Water and Sewer — 0.1%
San Diego County Water Authority, CA, Green Bonds, 1.951%, 5/1/34	$1,120	$ 832,462
		$ 832,462
Total Taxable Municipal Obligations (identified cost $2,120,000)		$ 1,647,012

U.S. Government Agency Mortgage-Backed Securities — 2.9%

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
4.00%, 30-Year, TBA(14)	$2,107	$ 1,951,444
4.50%, 30-Year, TBA(14)	2,055	1,953,132
5.00%, 30-Year, TBA(14)	16,027	15,573,107
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $19,598,288)		$ 19,477,683

12
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Schedule of Investments — continued

U.S. Treasury Obligations — 3.2%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.75%, 8/15/41	$13,617	$ 9,318,869
1.875%, 11/15/51	6,180	4,089,663
U.S. Treasury Notes:
0.50%, 8/31/27	5,640	4,751,920
1.625%, 8/15/29	3,762	3,245,166
Total U.S. Treasury Obligations (identified cost $23,488,383)		$ 21,405,618

Short-Term Investments — 4.3%
Affiliated Fund — 3.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(15)	23,995,266	$ 23,995,266
Total Affiliated Fund (identified cost $23,995,266)		$ 23,995,266
Securities Lending Collateral — 0.7%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(16)	4,495,990	$ 4,495,990
Total Securities Lending Collateral (identified cost $4,495,990)		$ 4,495,990
Total Short-Term Investments (identified cost $28,491,256)		$ 28,491,256
Total Investments — 102.5% (identified cost $802,296,933)		$682,601,537
Other Assets, Less Liabilities — (2.5)%		$ (16,747,437)
Net Assets — 100.0%		$ 665,854,100

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $300,630,413 or 45.1% of the Fund's net assets.
(2)	Issuer is in default with respect to interest and/or principal payments.
(3)	Principal Amount is denominated in Canadian dollars.
(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2022.
(5)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2022.
(6)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(7)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of these securities is $1,900,659 or 0.3% of the Fund's net assets.
(8)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $6,668,102.
(9)	Security converts to variable rate after the indicated fixed-rate coupon period.
(10)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(11)	May be deemed to be an affiliated company (see Note 8).
(12)	Restricted security. Total market value of restricted securities amounts to $1,393,140, which represents 0.2% of the net assets of the Fund as of September 30, 2022.
(13)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(14)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(15)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(16)	Represents investment of cash collateral received in connection with securities lending.

13
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Schedule of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,080,798	CAD	2,699,036	State Street Bank and Trust Company	11/30/22	$ 126,854	$ —
USD	1,961,040	EUR	1,955,304	State Street Bank and Trust Company	11/30/22	37,171	—
						$164,025	$ —
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	202	Long	12/30/22	$ 41,488,906	$ (708,699)
U.S. 10-Year Treasury Note	34	Long	12/20/22	3,810,125	(195,791)
U.S. Long Treasury Bond	248	Long	12/20/22	31,348,750	(2,256,379)
U.S. Ultra-Long Treasury Bond	188	Long	12/20/22	25,756,000	(2,332,487)
U.S. 5-Year Treasury Note	(111)	Short	12/30/22	(11,933,367)	25,409
U.S. Ultra 10-Year Treasury Note	(276)	Short	12/20/22	(32,701,687)	2,075,252
					$(3,392,695)
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$1,500,000

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
CAD	– Canadian Dollar
EUR	– Euro
USD	– United States Dollar
14
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $765,870,010) - including $6,668,102 of securities on loan	$ 646,563,270
Investments in securities of affiliated issuers, at value (identified cost $36,426,923)	36,038,267
Receivable for open forward foreign currency exchange contracts	164,025
Deposits at broker for futures contracts	2,019,004
Receivable for investments sold	4,698,742
Receivable for capital shares sold	10,977,896
Dividends and interest receivable	5,836,347
Dividends and interest receivable - affiliated	83,689
Securities lending income receivable	2,505
Trustees' deferred compensation plan	361,157
Total assets	$ 706,744,902
Liabilities
Payable for variation margin on open futures contracts	$ 344,059
Due to custodian	20,958
Payable for investments purchased	14,136,375
Payable for when-issued/delayed delivery/forward commitment securities	19,780,522
Payable for capital shares redeemed	1,080,141
Distributions payable	139,181
Deposits for securities loaned	4,495,990
Payable to affiliates:
Investment advisory fee	219,056
Administrative fee	66,525
Distribution and service fees	46,734
Sub-transfer agency fee	10,984
Trustees' deferred compensation plan	361,157
Accrued expenses	189,120
Total liabilities	$ 40,890,802
Net Assets	$ 665,854,100
Sources of Net Assets
Paid-in capital	$1,008,345,180
Accumulated loss	(342,491,080)
Net Assets	$ 665,854,100
Class A Shares
Net Assets	$ 196,638,384
Shares Outstanding	13,697,631
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 14.36
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 14.84
Class C Shares
Net Assets	$ 5,613,321
Shares Outstanding	391,348
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 14.34
15
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class I Shares
Net Assets	$ 463,602,395
Shares Outstanding	32,218,294
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 14.39

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
16
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $10,445)	$ 1,096,169
Dividend income - affiliated issuers	85,133
Interest and other income (net of foreign taxes withheld of $12,479)	28,075,716
Interest income - affiliated issuers	375,821
Securities lending income, net	62,313
Total investment income	$ 29,695,152
Expenses
Investment advisory fee	$ 2,984,588
Administrative fee	895,377
Distribution and service fees:
Class A	591,572
Class C	69,143
Trustees' fees and expenses	33,369
Custodian fees	20,230
Transfer agency fees and expenses	611,064
Accounting fees	169,196
Professional fees	46,772
Registration fees	82,468
Reports to shareholders	58,396
Miscellaneous	43,459
Total expenses	$ 5,605,634
Waiver and/or reimbursement of expenses by affiliate	$ (6,588)
Net expenses	$ 5,599,046
Net investment income	$ 24,096,106
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (13,186,611)
Investment securities - affiliated issuers	(2,245)
Futures contracts	(8,732,043)
Foreign currency transactions	14,738
Forward foreign currency exchange contracts	95,038
Net realized loss	$ (21,811,123)
Change in unrealized appreciation (depreciation):
Investment securities	$ (140,683,039)
Investment securities - affiliated issuers	147,443
Futures contracts	(3,004,149)
Foreign currency	(981)
Forward foreign currency exchange contracts	164,025
Net change in unrealized appreciation (depreciation)	$(143,376,701)
Net realized and unrealized loss	$(165,187,824)
Net decrease in net assets from operations	$(141,091,718)
17
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 24,096,106	$ 20,380,305
Net realized gain (loss)	(21,811,123)	8,019,128
Net change in unrealized appreciation (depreciation)	(143,376,701)	14,636,039
Net increase (decrease) in net assets from operations	$(141,091,718)	$ 43,035,472
Distributions to shareholders:
Class A	$ (7,349,743)	$ (7,628,488)
Class C	(162,543)	(172,704)
Class I	(16,988,953)	(12,707,902)
Total distributions to shareholders	$ (24,501,239)	$ (20,509,094)
Capital share transactions:
Class A	$ (24,920,169)	$ (14,278,394)
Class C	(1,105,779)	(1,755,697)
Class I	73,658,561	138,705,160
Net increase in net assets from capital share transactions	$ 47,632,613	$122,671,069
Net increase (decrease) in net assets	$(117,960,344)	$145,197,447
Net Assets
At beginning of year	$ 783,814,444	$ 638,616,997
At end of year	$ 665,854,100	$783,814,444
18
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 17.98	$ 17.37	$ 17.11	$ 15.91	$ 16.55
Income (Loss) From Operations
Net investment income(1)	$ 0.50	$ 0.49	$ 0.55	$ 0.56	$ 0.51
Net realized and unrealized gain (loss)	(3.61)	0.61	0.26	1.22	(0.64)
Total income (loss) from operations	$ (3.11)	$ 1.10	$ 0.81	$ 1.78	$ (0.13)
Less Distributions
From net investment income	$ (0.51)	$ (0.49)	$ (0.54)	$ (0.58)	$ (0.51)
Tax return of capital	—	—	(0.01)	—	—
Total distributions	$ (0.51)	$ (0.49)	$ (0.55)	$ (0.58)	$ (0.51)
Net asset value — End of year	$ 14.36	$ 17.98	$ 17.37	$ 17.11	$ 15.91
Total Return(2)	(17.56)%	6.41%	4.83%	11.45%	(0.79)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$196,638	$272,840	$277,617	$279,886	$264,987
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.91%	0.92%	0.94%	0.97%	0.98%
Net expenses	0.91% (4)	0.92%	0.94%	0.96%	0.98%
Net investment income	3.05%	2.75%	3.21%	3.47%	3.17%
Portfolio Turnover	51% (5)	48%	74%	57%	66%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
19
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 17.96	$ 17.36	$ 17.10	$ 15.91	$ 16.55
Income (Loss) From Operations
Net investment income(1)	$ 0.38	$ 0.35	$ 0.42	$ 0.44	$ 0.39
Net realized and unrealized gain (loss)	(3.61)	0.61	0.26	1.22	(0.64)
Total income (loss) from operations	$ (3.23)	$ 0.96	$ 0.68	$ 1.66	$ (0.25)
Less Distributions
From net investment income	$ (0.39)	$ (0.36)	$ (0.41)	$ (0.47)	$ (0.39)
Tax return of capital	—	—	(0.01)	—	—
Total distributions	$ (0.39)	$ (0.36)	$ (0.42)	$ (0.47)	$ (0.39)
Net asset value — End of year	$ 14.34	$17.96	$17.36	$ 17.10	$ 15.91
Total Return(2)	(18.20)%	5.55%	4.06%	10.65%	(1.54)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 5,613	$ 8,218	$ 9,655	$11,623	$37,072
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.66%	1.67%	1.69%	1.73%	1.74%
Net expenses	1.66% (4)	1.67%	1.69%	1.72%	1.74%
Net investment income	2.30%	1.99%	2.46%	2.78%	2.40%
Portfolio Turnover	51% (5)	48%	74%	57%	66%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
20
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 18.02	$ 17.41	$ 17.16	$ 15.94	$ 16.57
Income (Loss) From Operations
Net investment income(1)	$ 0.55	$ 0.53	$ 0.59	$ 0.61	$ 0.58
Net realized and unrealized gain (loss)	(3.62)	0.62	0.25	1.23	(0.66)
Total income (loss) from operations	$ (3.07)	$ 1.15	$ 0.84	$ 1.84	$ (0.08)
Less Distributions
From net investment income	$ (0.56)	$ (0.54)	$ (0.57)	$ (0.62)	$ (0.55)
Tax return of capital	—	—	(0.02)	—	—
Total distributions	$ (0.56)	$ (0.54)	$ (0.59)	$ (0.62)	$ (0.55)
Net asset value — End of year	$ 14.39	$ 18.02	$ 17.41	$ 17.16	$ 15.94
Total Return(2)	(17.36)%	6.66%	5.03%	11.81%	(0.48)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$463,602	$502,756	$351,345	$267,226	$199,288
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.66%	0.67%	0.69%	0.72%	0.72%
Net expenses	0.66% (4)	0.67%	0.69%	0.68%	0.64%
Net investment income	3.33%	2.98%	3.45%	3.74%	3.58%
Portfolio Turnover	51% (5)	48%	74%	57%	66%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
21
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar-denominated debt securities.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% (0.80% prior to April 29, 2022) may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2
22

Calvert
Income Fund
September 30, 2022
Notes to Financial Statements — continued

in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 79,563,941	$ —	$ 79,563,941
Collateralized Mortgage Obligations	—	32,086,995	—	32,086,995
Commercial Mortgage-Backed Securities	—	47,546,831	—	47,546,831
Corporate Bonds	—	421,533,077	—	421,533,077
High Social Impact Investments	—	1,393,140	—	1,393,140
Preferred Stocks	13,806,959	—	—	13,806,959
Senior Floating-Rate Loans	—	15,649,025	—	15,649,025
Taxable Municipal Obligations	—	1,647,012	—	1,647,012
U.S. Government Agency Mortgage-Backed Securities	—	19,477,683	—	19,477,683
U.S. Treasury Obligations	—	21,405,618	—	21,405,618
Short-Term Investments:
Affiliated Fund	23,995,266	—	—	23,995,266
Securities Lending Collateral	4,495,990	—	—	4,495,990
Total Investments	$42,298,215	$640,303,322	$ —	$682,601,537
Forward Foreign Currency Exchange Contracts	$ —	$ 164,025	$ —	$ 164,025
Futures Contracts	2,100,661	—	—	2,100,661
Total	$44,398,876	$640,467,347	$ —	$684,866,223
Liability Description
Futures Contracts	$ (5,493,356)	$ —	$ —	$ (5,493,356)
Total	$ (5,493,356)	$ —	$ —	$ (5,493,356)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.
23

Calvert
Income Fund
September 30, 2022
Notes to Financial Statements — continued

C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
G  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
H  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
I  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
J  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
24

Calvert
Income Fund
September 30, 2022
Notes to Financial Statements — continued

K  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
L   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
M  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
N  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the following annual rates of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $2 billion	0.400%
Over $2 billion up to and including $7.5 billion	0.375%
Over $7.5 billion up to and including $10 billion	0.350%
Over $10 billion	0.325%
For the year ended September 30, 2022, the investment advisory fee amounted to $2,984,588 or 0.40% of the Fund's average daily net assets.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $6,588 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.95%, 1.70% and 0.70% for Class A, Class C and Class I, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, no expenses were waived or reimbursed by CRM.
25

Calvert
Income Fund
September 30, 2022
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C and Class I and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $895,377.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $591,572 and $69,143 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $13,921 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2022. The Fund was also informed that EVD received $540 and $858 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $58,062 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $317,012,808 and $306,220,556, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $100,050,613 and $69,643,366, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$24,501,239	$20,509,094
During the year ended September 30, 2022, accumulated loss was increased by $161,432 and paid-in capital was increased by $161,432 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
26

Calvert
Income Fund
September 30, 2022
Notes to Financial Statements — continued

Undistributed ordinary income	$ 96,252
Deferred capital losses	(222,526,346)
Net unrealized depreciation	(119,921,805)
Distributions payable	(139,181)
Accumulated loss	$(342,491,080)
At September 30, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $222,526,346 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2022, $12,459,682 are short-term and $210,066,664 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 802,522,361
Gross unrealized appreciation	$ 140,525
Gross unrealized depreciation	(120,061,349)
Net unrealized depreciation	$(119,920,824)
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2022 is included in the Schedule of Investments. At September 30, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Foreign Exchange Risk: During the year ended September 30, 2022, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
Interest Rate Risk: During the year ended September 30, 2022, the Fund used futures contracts and options on futures contracts to hedge interest rate risk and to manage duration.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2022, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
27

Calvert
Income Fund
September 30, 2022
Notes to Financial Statements — continued

The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
Risk	Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$ 164,025	$ —
Interest rate	Futures contracts	Accumulated loss	2,100,661 (1)	(5,493,356) (1)
Total			$2,264,686	$(5,493,356)
Derivatives not subject to master netting agreements			$2,100,661	$(5,493,356)
Total Derivatives subject to master netting agreements			$ 164,025	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of September 30, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$164,025	$ —	$ —	$ —	$164,025

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
28

Calvert
Income Fund
September 30, 2022
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2022 was as follows:
Statement of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Investment securities(1)	$ —	$ 174,433	$ 174,433
Forward foreign currency exchange contracts	95,038	—	95,038
Futures contracts	—	(8,732,043)	(8,732,043)
Total	$ 95,038	$(8,557,610)	$(8,462,572)
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$ 164,025	$ —	$ 164,025
Futures contracts	—	(3,004,149)	(3,004,149)
Total	$164,025	$(3,004,149)	$(2,840,124)

(1)	Relates to purchased options.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2022, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*
$113,533,000	$32,093,000	$1,748,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average number of purchased options contracts outstanding during the year ended September 30, 2022, which is indicative of the volume of this derivative type, was 65 contracts.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2022, the total value of securities on loan, including accrued interest, was $6,901,727 and the total value of collateral received was $6,924,675, comprised of cash of $4,495,990 and U.S. government and/or agencies securities of $2,428,685.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
29

Calvert
Income Fund
September 30, 2022
Notes to Financial Statements — continued

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$4,495,990	$ —	$ —	$ —	$4,495,990
The carrying amount of the liability for deposits for securities loaned at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2022. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
8  Affiliated Issuers and Funds
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
In addition to the Notes, the Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2022, the value of the Fund's investment in the Notes and affiliated issuers and funds was $36,038,267, which represents 5.4% of the Fund's net assets. Transactions in the Notes and affiliated issuers and funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class E, 4.768%, (1 mo. USD LIBOR + 1.95%), 11/15/34	$ —	$ 1,424,886	$ —	$ —	$ (12,076)	$ 1,412,823	$ 34,588	$ 1,426,000
Series 2019-BPR, Class B, 5.168%, (1 mo. USD LIBOR + 2.10%), 5/15/36	6,245,300	—	—	—	93,022	6,342,772	199,217	6,576,000
Series 2019-BPR, Class C, 6.118%, (1 mo. USD LIBOR + 3.05%), 5/15/36	2,745,804	—	—	—	148,462	2,894,266	119,516	3,045,000
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	1,474,245	—	—	—	(81,105)	1,393,140	22,500	1,500,000
Short-Term Investments
Cash Reserves Fund	8,598,549	157,957,428	(166,552,872)	(2,245)	(860)	—	3,678	—
30

Calvert
Income Fund
September 30, 2022
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
Liquidity Fund	$ —	$113,050,731	$ (89,055,465)	$ —	$ —	$ 23,995,266	$ 81,455	23,995,266
Total				$(2,245)	$147,443	$36,038,267	$460,954

(1)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	838,215	$ 14,030,486	1,293,874	$ 23,065,325
Reinvestment of distributions	403,870	6,544,659	377,935	6,744,739
Shares redeemed	(2,742,268)	(45,852,473)	(2,578,627)	(45,883,837)
Converted from Class C	21,986	357,159	100,623	1,795,379
Net decrease	(1,478,197)	$ (24,920,169)	(806,195)	$ (14,278,394)
Class C
Shares sold	54,120	$ 905,728	98,804	$ 1,765,740
Reinvestment of distributions	9,435	152,326	8,845	157,627
Shares redeemed	(107,696)	(1,806,674)	(105,749)	(1,883,685)
Converted to Class A	(22,003)	(357,159)	(100,690)	(1,795,379)
Net decrease	(66,144)	$ (1,105,779)	(98,790)	$ (1,755,697)
Class I
Shares sold	14,787,849	$ 244,049,817	12,900,408	$ 231,108,497
Reinvestment of distributions	1,019,673	16,515,161	689,292	12,339,189
Shares redeemed	(11,488,521)	(186,906,417)	(5,870,372)	(104,742,526)
Net increase	4,319,001	$ 73,658,561	7,719,328	$ 138,705,160
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
31

Calvert
Income Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Income Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020, 2019, and 2018 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
32

Calvert
Income Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Fund designates approximately $390,875, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 1.58% qualifies for the corporate dividends received deduction.
33

Calvert
Income Fund
September 30, 2022
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period. The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
34

Calvert
Income Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Income Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021. This performance data indicated that the Fund had outperformed the median of the Fund’s peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2021. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each above the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
35

Calvert
Income Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specific asset levels. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
36

Calvert
Income Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
37

Calvert
Income Fund
September 30, 2022
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Trustees
Richard L. Baird, Jr. 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
38

Calvert
Income Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
39

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

40

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
41

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
42

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24177     9.30.22

Calvert
High Yield Bond Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2022
Calvert
High Yield Bond Fund

Calvert
High Yield Bond Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
For the 12-month period ended September 30, 2022, the U.S. high yield bond market recorded deeply negative returns. Two key events — more restrictive monetary policies by central banks worldwide in response to the highest U.S. inflation readings in nearly 40 years and the first major European war in more than 80 years — prompted a sharp rise in stock volatility and a widespread sell-off of risk assets during the period.
The U.S. high yield bond market began the period with modest returns even as market volatility surged among risk assets. A dizzying combination of a rapidly spreading Omicron variant, central banks’ evolving monetary policies, and concerns over a potential economic slowdown in China, unsettled investors during the period.
The high yield market turned negative during the first quarter of calendar 2022, following money-tightening messages from the U.S. Federal Reserve (the Fed). Elevated tensions over the buildup of Russian troops along the Ukrainian border and the economic impact from the spread of Omicron further weighed on risk sentiment. U.S. Treasury yields leapt, credit spreads generally widened, and fixed-rate products were sold off during the period.
Later in the period, volatility increased and investor aversion to risk heightened. The Fed’s focus on fighting inflation prompted a spike in U.S. Treasury yields and was accompanied by a notable weakening in oil prices. The ongoing war in Ukraine and the precarious energy situation in Western Europe further rattled investors.
For the period as a whole, the ICE BofA U.S. High Yield Index (the Index) returned -14.06%, and the Bloomberg U.S. Aggregate Bond Index returned -14.60%.
By period-end, high yield issuance totaled $163 billion, sharply down from $507 billion during the prior 12-month period. During the same time, the trailing 12-month par-weighted default rate decreased to 0.83% from 0.92% at the end of the prior 12-month period.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert High Yield Bond Fund (the Fund) returned -13.69% for Class A shares at net asset value (NAV), outperforming its benchmark, the Index, which returned -14.06%.
Security selections by sector contributed to returns relative to the Index during the period. Selections in the health care and retail sectors were particularly beneficial.
The Fund’s sector allocations detracted from relative performance during the period. An underweight exposure to energy — one of the strongest performing sectors within the Index — was particularly detrimental to relative returns. The underweight position in the energy sector reflected the Fund’s adherence to The Calvert Principles for Responsible Investment.
Allocation by credit-rating segments contributed to performance relative to the Index during the period. In particular, an out-of-Index exposure to BBB-rated bonds enhanced relative returns.
Security selections by credit-rating quality also contributed to returns relative to the Index during the period. Selections in the B- and CCC-rated quality segments were among the strongest performers, while selections in the BB segment detracted from relative returns.
Allocations by duration benefited relative returns overall during the period. An out-of-Index allocation to cash, an overweight exposure to securities with durations under 2 years, and an underweight exposure to bonds with durations of more than 10 years were beneficial. An overweight exposure to bonds with durations between 5-10 years and an underweight exposure to bonds with durations between 2-5 years detracted from Index-relative performance during the period.
Security selections by duration also contributed to returns relative to the Index during the period. Selections in bonds with durations between 5-10 years and bonds with durations between 2-5 years were especially beneficial. Selections in securities with durations under 2 years detracted from performance relative to the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
High Yield Bond Fund
September 30, 2022
Performance

Portfolio Manager(s) Stephen C. Concannon, CFA and Raphael A. Leeman, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/09/2001	07/09/2001	(13.69)%	0.50%	2.64%
Class A with 3.25% Maximum Sales Charge	—	—	(16.49)	(0.16)	2.30
Class C at NAV	10/31/2011	07/09/2001	(14.33)	(0.25)	1.94
Class C with 1% Maximum Deferred Sales Charge	—	—	(15.16)	(0.25)	1.94
Class I at NAV	07/09/2001	07/09/2001	(13.47)	0.77	2.94
Class R6 at NAV	02/01/2019	07/09/2001	(13.39)	0.83	2.98

ICE BofA U.S. High Yield Index	—	—	(14.06)%	1.41%	3.86%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	1.01%	1.76%	0.76%	0.69%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2012	$12,124	N.A.
Class I, at minimum investment	$1,000,000	09/30/2012	$1,336,835	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2012	$6,705,889	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
High Yield Bond Fund
September 30, 2022
Fund Profile

Asset Allocation (% of total investments)
Credit Quality (% of bond and loan holdings)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on the average of Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Calvert
High Yield Bond Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Risk asset is a term broadly used to describe any asset that is not a high-quality government bond. A risk market refers to markets in these assets.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

5

Calvert
High Yield Bond Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 901.40	$4.86	1.02%
Class C	$1,000.00	$ 897.90	$8.42	1.77%
Class I	$1,000.00	$ 902.30	$3.67	0.77%
Class R6	$1,000.00	$ 902.80	$3.39	0.71%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.95	$5.17	1.02%
Class C	$1,000.00	$1,016.19	$8.95	1.77%
Class I	$1,000.00	$1,021.21	$3.90	0.77%
Class R6	$1,000.00	$1,021.51	$3.60	0.71%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
6

Calvert
High Yield Bond Fund
September 30, 2022
Schedule of Investments

Common Stocks — 0.4%

Security	Shares	Value
Technology — 0.0%(1)
Riverbed Technology, Inc.(2)(3)	7,072	$ 3,554
		$ 3,554
Utilities — 0.4%
NextEra Energy Partners, L.P.	24,500	$ 1,771,595
		$ 1,771,595
Total Common Stocks (identified cost $1,411,851)		$ 1,775,149

Convertible Bonds — 0.1%

Security	Principal Amount (000's omitted)	Value
Healthcare — 0.1%
1Life Healthcare, Inc., 3.00%, 6/15/25	$687	$ 668,107
Total Convertible Bonds (identified cost $607,769)		$ 668,107

Convertible Preferred Stocks — 0.6%

Security	Shares	Value
Environmental — 0.3%
GFL Environmental, Inc., 6.00%, 3/15/23	21,650	$ 1,251,370
		$ 1,251,370
Healthcare — 0.3%
Becton Dickinson and Co., 6.00%, 6/1/23	25,930	$ 1,222,340
		$ 1,222,340
Technology — 0.0%(1)
Riverbed Technology, Inc., Series A, 6.50%, (1.50% cash, 5.00% PIK)(3)	10,828	$ 10,828
		$ 10,828
Total Convertible Preferred Stocks (identified cost $2,821,729)		$ 2,484,538

Corporate Bonds — 89.6%

Security	Principal Amount (000's omitted)*		Value
Aerospace — 0.6%
Moog, Inc., 4.25%, 12/15/27(4)		1,329	$ 1,178,776
Science Applications International Corp., 4.875%, 4/1/28(4)		1,571	1,400,562
			$ 2,579,338
Air Transportation — 1.7%
Air Canada:
3.875%, 8/15/26(4)		1,068	$ 918,480
4.625%, 8/15/29(4)	CAD	1,020	624,413
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(4)		3,152	2,965,512
5.75%, 4/20/29(4)		1,652	1,444,302
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.375%, 2/1/30(4)		1,803	1,478,415
			$ 7,431,122
Automotive & Auto Parts — 4.7%
Allison Transmission, Inc., 3.75%, 1/30/31(4)		537	$ 412,706
Clarios Global, L.P., 6.75%, 5/15/25(4)		182	178,413
Clarios Global, L.P./Clarios U.S. Finance Co.:
4.375%, 5/15/26(5)	EUR	1,272	1,105,513
6.25%, 5/15/26(4)		420	401,663
8.50%, 5/15/27(4)(6)		3,491	3,340,189
Ford Motor Co.:
3.25%, 2/12/32		2,124	1,533,645
4.75%, 1/15/43		2,109	1,402,580
7.45%, 7/16/31		356	350,241
9.625%, 4/22/30		1,157	1,287,920
Ford Motor Credit Co., LLC:
2.90%, 2/16/28		241	189,762
3.096%, 5/4/23		374	367,900
3.37%, 11/17/23		200	193,743
3.625%, 6/17/31		824	613,369
3.815%, 11/2/27		242	203,628
4.00%, 11/13/30		1,519	1,188,207
4.125%, 8/17/27		3,341	2,882,849
4.271%, 1/9/27		236	206,821
5.125%, 6/16/25		3,018	2,852,689
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(4)		1,271	919,505
Wheel Pros, Inc., 6.50%, 5/15/29(4)(6)		1,592	731,429
			$ 20,362,772
Banks & Thrifts — 1.5%
Citigroup, Inc., 6.25% to 8/15/26(7)(8)		1,000	$ 959,000

7
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Banks & Thrifts (continued)
First-Citizens Bank & Trust Co.:
2.969%, to 9/27/24, 9/27/25(7)		1,000	$ 944,229
6.125%, 3/9/28		670	666,231
JPMorgan Chase & Co., Series HH, 4.60% to 2/1/25(7)(8)		3,066	2,678,457
SVB Financial Group, 4.10% to 2/15/31(7)(8)		2,017	1,385,513
			$ 6,633,430
Broadcasting — 3.9%
Audacy Capital Corp., 6.75%, 3/31/29(4)		2,210	$ 536,604
Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(4)(6)		1,606	1,241,791
iHeartCommunications, Inc.:
5.25%, 8/15/27(4)		500	428,137
6.375%, 5/1/26		26	23,677
8.375%, 5/1/27(6)		2,217	1,869,430
Netflix, Inc.:
4.375%, 11/15/26		500	472,823
4.875%, 6/15/30(4)		2,917	2,672,140
5.375%, 11/15/29(4)		707	666,089
Scripps Escrow II, Inc., 5.375%, 1/15/31(4)		1,397	1,059,973
Scripps Escrow, Inc., 5.875%, 7/15/27(4)		1,794	1,564,215
Sirius XM Radio, Inc.:
3.125%, 9/1/26(4)		1,166	1,025,497
3.875%, 9/1/31(4)		1,702	1,323,679
4.125%, 7/1/30(4)		2,417	1,969,855
5.00%, 8/1/27(4)		802	737,692
Univision Communications, Inc., 4.50%, 5/1/29(4)		1,829	1,495,637
			$ 17,087,239
Building Materials — 2.0%
MIWD Holdco II, LLC/MIWD Finance Corp., 5.50%, 2/1/30(4)		1,304	$ 967,779
Oscar AcquisitionCo., LLC/Oscar Finance, Inc., 9.50%, 4/15/30(4)(6)		732	613,972
SRM Escrow Issuer, LLC, 6.00%, 11/1/28(4)		3,542	2,885,915
Standard Industries, Inc.:
2.25%, 11/21/26(5)	EUR	1,157	895,478
3.375%, 1/15/31(4)		556	392,202
4.375%, 7/15/30(4)		988	758,201
4.75%, 1/15/28(4)		2,000	1,694,510
5.00%, 2/15/27(4)		495	439,199
			$ 8,647,256
Cable/Satellite TV — 3.2%
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.00%, 3/1/23(4)		1,000	$ 995,500
4.25%, 2/1/31(4)		914	702,628
Security	Principal Amount (000's omitted)*		Value
Cable/Satellite TV (continued)
CCO Holdings, LLC/CCO Holdings Capital Corp.: (continued)
4.50%, 8/15/30(4)		1,846	$ 1,464,441
4.50%, 5/1/32		273	208,698
4.75%, 3/1/30(4)		3,913	3,184,047
4.75%, 2/1/32(4)		821	640,729
5.00%, 2/1/28(4)		1,000	863,965
5.375%, 6/1/29(4)		1,500	1,316,250
6.375%, 9/1/29(4)		1,734	1,595,176
CSC Holdings, LLC:
3.375%, 2/15/31(4)(6)		442	312,311
6.50%, 2/1/29(4)		200	176,953
Radiate Holdco, LLC/Radiate Finance, Inc., 6.50%, 9/15/28(4)		619	433,046
UPC Holding B.V., 5.50%, 1/15/28(4)		766	644,375
Ziggo Bond Co. B.V., 6.00%, 1/15/27(4)		1,420	1,187,290
			$ 13,725,409
Capital Goods — 0.4%
Madison IAQ, LLC, 5.875%, 6/30/29(4)		2,585	$ 1,805,054
			$ 1,805,054
Chemicals — 2.5%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(4)		1,083	$ 834,175
Avient Corp., 7.125%, 8/1/30(4)		702	649,501
Compass Minerals International, Inc., 6.75%, 12/1/27(4)		3,004	2,826,884
Herens Holdco S.a.r.l., 4.75%, 5/15/28(4)		1,787	1,435,408
Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(4)		1,535	1,279,638
SPCM SA:
2.625%, 2/1/29(5)	EUR	189	140,911
2.625%, 2/1/29(4)	EUR	100	74,556
Univar Solutions USA, Inc., 5.125%, 12/1/27(4)		1,718	1,532,576
WR Grace Holdings, LLC:
4.875%, 6/15/27(4)		1,723	1,483,296
5.625%, 10/1/24(4)		500	487,273
			$ 10,744,218
Consumer Products — 1.6%
Central Garden & Pet Co.:
4.125%, 10/15/30(6)		612	$ 488,413
5.125%, 2/1/28		807	732,631
Edgewell Personal Care Co.:
4.125%, 4/1/29(4)		1,333	1,109,103
5.50%, 6/1/28(4)		954	854,285
Energizer Holdings, Inc., 4.75%, 6/15/28(4)		700	555,552

8
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Consumer Products (continued)
Spectrum Brands, Inc.:
5.00%, 10/1/29(4)(6)		629	$ 501,803
5.50%, 7/15/30(4)		680	533,291
5.75%, 7/15/25		60	56,786
Tempur Sealy International, Inc., 3.875%, 10/15/31(4)		3,035	2,230,148
			$ 7,062,012
Containers — 1.3%
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC:
3.00%, 9/1/29(5)	EUR	350	$ 245,894
4.00%, 9/1/29(4)		698	512,397
Canpack SA/Canpack US, LLC, 3.875%, 11/15/29(4)		1,786	1,398,973
Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		1,165	1,056,853
Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		554	516,990
LABL, Inc.:
5.875%, 11/1/28(4)		906	735,468
6.75%, 7/15/26(4)		300	272,481
8.25%, 11/1/29(4)		793	577,892
10.50%, 7/15/27(4)		300	255,729
			$ 5,572,677
Diversified Financial Services — 2.4%
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(4)		995	$ 936,454
Ally Financial, Inc., 4.70% to 5/15/26(7)(8)		1,926	1,507,354
MoneyGram International, Inc., 5.375%, 8/1/26(4)		1,600	1,570,352
MSCI, Inc.:
3.625%, 9/1/30(4)		1,178	970,780
3.875%, 2/15/31(4)		1,435	1,211,124
Oxford Finance, LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/27(4)		1,454	1,363,409
PROG Holdings, Inc., 6.00%, 11/15/29(4)		1,250	1,001,625
Rocket Mortgage, LLC/Rocket Mortgage Co-Issuer, Inc.:
2.875%, 10/15/26(4)		953	782,904
3.625%, 3/1/29(4)		1,415	1,092,274
4.00%, 10/15/33(4)		195	134,369
			$ 10,570,645
Diversified Media — 2.3%
Arches Buyer, Inc.:
4.25%, 6/1/28(4)		553	$ 432,548
6.125%, 12/1/28(4)(6)		557	432,210
Bread Financial Holdings, Inc., 4.75%, 12/15/24(4)		1,041	910,214
Cars.com, Inc., 6.375%, 11/1/28(4)		1,968	1,681,439
Security	Principal Amount (000's omitted)*	Value
Diversified Media (continued)
Clear Channel Outdoor Holdings, Inc.:
5.125%, 8/15/27(4)	1,509	$ 1,277,183
7.75%, 4/15/28(4)(6)	1,350	1,021,552
CMG Media Corp., 8.875%, 12/15/27(4)	2,019	1,545,141
Match Group Holdings II, LLC, 3.625%, 10/1/31(4)	1,140	862,324
National CineMedia, LLC:
5.75%, 8/15/26	679	148,986
5.875%, 4/15/28(4)(6)	1,318	755,333
TripAdvisor, Inc., 7.00%, 7/15/25(4)	1,103	1,074,029
		$ 10,140,959
Energy — 2.0%
Crestwood Midstream Partners, L.P./Crestwood Midstream Finance Corp.:
5.625%, 5/1/27(4)	2,038	$ 1,848,762
6.00%, 2/1/29(4)	1,000	896,360
Neptune Energy Bondco PLC, 6.625%, 5/15/25(4)	2,000	1,859,460
New Fortress Energy, Inc., 6.50%, 9/30/26(4)	3,001	2,777,215
Tervita Corp., 11.00%, 12/1/25(4)	1,299	1,401,530
		$ 8,783,327
Entertainment/Film — 0.8%
Cinemark USA, Inc.:
5.25%, 7/15/28(4)(6)	1,517	$ 1,169,296
5.875%, 3/15/26(4)(6)	744	622,938
8.75%, 5/1/25(4)	673	683,025
Live Nation Entertainment, Inc., 4.75%, 10/15/27(4)	1,045	909,390
		$ 3,384,649
Environmental — 2.0%
Clean Harbors, Inc.:
4.875%, 7/15/27(4)	500	$ 456,927
5.125%, 7/15/29(4)	1,000	922,740
Covanta Holding Corp.:
4.875%, 12/1/29(4)	1,948	1,577,861
5.00%, 9/1/30	500	392,962
GFL Environmental, Inc.:
3.50%, 9/1/28(4)	1,631	1,378,195
3.75%, 8/1/25(4)	387	354,614
4.00%, 8/1/28(4)	1,500	1,253,242
4.25%, 6/1/25(4)	1,000	939,900
4.75%, 6/15/29(4)	1,389	1,172,233
		$ 8,448,674

9
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Food & Drug Retail — 1.4%
Albertsons Cos., LLC/Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:
4.875%, 2/15/30(4)		2,549	$ 2,159,972
5.875%, 2/15/28(4)		1,295	1,197,331
Arko Corp., 5.125%, 11/15/29(4)		2,544	1,989,204
Ingles Markets, Inc., 4.00%, 6/15/31(4)		1,077	880,985
			$ 6,227,492
Food, Beverage & Tobacco — 3.8%
BellRing Brands, Inc., 7.00%, 3/15/30(4)		3,032	$ 2,779,889
Darling Ingredients, Inc.:
5.25%, 4/15/27(4)		500	472,291
6.00%, 6/15/30(4)		786	749,821
Kraft Heinz Foods Co.:
3.875%, 5/15/27		970	907,675
4.25%, 3/1/31		2,852	2,571,102
4.375%, 6/1/46		374	291,549
4.625%, 1/30/29		1,000	957,595
4.625%, 10/1/39		223	185,078
5.50%, 6/1/50		102	91,974
Performance Food Group, Inc.:
4.25%, 8/1/29(4)		2,496	2,083,087
5.50%, 10/15/27(4)		1,727	1,573,642
6.875%, 5/1/25(4)		231	229,911
Post Holdings, Inc., 5.50%, 12/15/29(4)		500	433,011
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 3/1/29(4)		983	805,824
US Foods, Inc., 4.75%, 2/15/29(4)		2,490	2,136,669
			$ 16,269,118
Healthcare — 11.8%
AdaptHealth, LLC:
4.625%, 8/1/29(4)		988	$ 793,823
5.125%, 3/1/30(4)		1,257	1,038,408
6.125%, 8/1/28(4)		815	731,638
Avantor Funding, Inc.:
3.875%, 7/15/28(5)	EUR	600	509,990
4.625%, 7/15/28(4)		1,001	893,042
Catalent Pharma Solutions, Inc., 2.375%, 3/1/28(5)	EUR	893	678,478
Centene Corp.:
2.50%, 3/1/31		2,993	2,262,444
3.00%, 10/15/30		1,438	1,141,873
3.375%, 2/15/30		2,526	2,070,499
4.25%, 12/15/27		1,339	1,227,629
4.625%, 12/15/29		2,093	1,885,678
Security	Principal Amount (000's omitted)*		Value
Healthcare (continued)
Charles River Laboratories International, Inc., 4.25%, 5/1/28(4)		410	$ 357,903
Encompass Health Corp.:
4.625%, 4/1/31		351	278,081
4.75%, 2/1/30		1,247	1,027,853
Grifols Escrow Issuer S.A., 4.75%, 10/15/28(4)		1,151	891,634
Grifols S.A.:
1.625%, 2/15/25(5)	EUR	500	435,204
2.25%, 11/15/27(5)(6)	EUR	965	740,262
HealthEquity, Inc., 4.50%, 10/1/29(4)		1,751	1,481,329
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(4)		684	640,846
IQVIA, Inc., 5.00%, 5/15/27(4)		594	555,161
Jazz Securities DAC, 4.375%, 1/15/29(4)		1,876	1,624,541
LifePoint Health, Inc.:
4.375%, 2/15/27(4)		1,760	1,456,632
5.375%, 1/15/29(4)		2,020	1,412,266
6.75%, 4/15/25(4)		301	285,161
Minerva Merger Sub, Inc., 6.50%, 2/15/30(4)(6)		3,263	2,585,764
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(4)		1,048	853,570
ModivCare, Inc., 5.875%, 11/15/25(4)		1,088	1,005,463
Molina Healthcare, Inc.:
3.875%, 11/15/30(4)		2,357	1,981,447
3.875%, 5/15/32(4)		1,089	893,570
4.375%, 6/15/28(4)		2,231	2,018,207
Mozart Debt Merger Sub, Inc.:
3.875%, 4/1/29(4)		2,000	1,606,690
5.25%, 10/1/29(4)(6)		3,062	2,317,720
Option Care Health, Inc., 4.375%, 10/31/29(4)		1,589	1,345,708
Organon & Co./Organon Foreign Debt Co.-Issuer BV:
4.125%, 4/30/28(4)		500	428,618
5.125%, 4/30/31(4)		1,287	1,056,408
Perrigo Finance Unlimited Co.:
4.375%, 3/15/26		750	689,160
4.40%, 6/15/30		2,023	1,651,132
PRA Health Sciences, Inc., 2.875%, 7/15/26(4)		434	382,743
Prestige Brands, Inc., 5.125%, 1/15/28(4)		1,116	1,006,319
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(4)		1,618	1,450,424
Team Health Holdings, Inc., 6.375%, 2/1/25(4)(6)		1,285	954,597
Teleflex, Inc.:
4.25%, 6/1/28(4)		366	319,095
4.625%, 11/15/27		1,245	1,123,519
US Acute Care Solutions, LLC, 6.375%, 3/1/26(4)		2,658	2,236,322
Varex Imaging Corp., 7.875%, 10/15/27(4)		1,119	1,100,228
			$ 51,427,079

10
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Homebuilders/Real Estate — 4.9%
Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC:
4.50%, 4/1/27(4)		1,764	$ 1,449,284
5.75%, 5/15/26(4)		1,083	980,501
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(4)		1,124	1,015,776
Dycom Industries, Inc., 4.50%, 4/15/29(4)		1,630	1,376,931
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(4)		2,219	2,085,416
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.75%, 9/15/30(4)		1,740	1,268,938
6.00%, 4/15/25(4)		1,294	1,220,106
KB Home:
4.00%, 6/15/31		75	55,227
4.80%, 11/15/29		491	396,437
Outfront Media Capital, LLC/Outfront Media Capital Corp.:
4.625%, 3/15/30(4)		1,407	1,098,175
6.25%, 6/15/25(4)(6)		1,341	1,311,746
Shea Homes, L.P./Shea Homes Funding Corp., 4.75%, 2/15/28(4)		994	811,139
Starwood Property Trust, Inc., 3.75%, 12/31/24(4)		1,250	1,134,594
Taylor Morrison Communities, Inc.:
5.125%, 8/1/30(4)		1,309	1,058,470
5.75%, 1/15/28(4)		306	269,213
5.875%, 6/15/27(4)		974	908,382
TopBuild Corp.:
3.625%, 3/15/29(4)		1,000	791,570
4.125%, 2/15/32(4)		1,851	1,413,307
Vivion Investments S.a.r.l.:
3.00%, 8/8/24(5)(6)	EUR	2,900	2,584,286
3.50%, 11/1/25(5)	EUR	100	87,322
			$ 21,316,820
Hotels — 0.1%
Hilton Domestic Operating Co., Inc.:
5.375%, 5/1/25(4)		199	$ 194,991
5.75%, 5/1/28(4)		300	281,166
			$ 476,157
Insurance — 2.2%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(4)		2,688	$ 2,322,295
AmWINS Group, Inc., 4.875%, 6/30/29(4)		1,173	976,291
AssuredPartners, Inc., 5.625%, 1/15/29(4)		238	185,280
BroadStreet Partners, Inc., 5.875%, 4/15/29(4)		1,992	1,572,833
GTCR AP Finance, Inc., 8.00%, 5/15/27(4)		1,543	1,422,499
HUB International, Ltd., 7.00%, 5/1/26(4)		1,467	1,393,650
Security	Principal Amount (000's omitted)*	Value
Insurance (continued)
USI, Inc., 6.875%, 5/1/25(4)	1,500	$ 1,443,737
		$ 9,316,585
Leisure — 1.4%
Life Time, Inc.:
5.75%, 1/15/26(4)	1,860	$ 1,695,334
8.00%, 4/15/26(4)(6)	847	725,129
Viking Cruises, Ltd.:
5.875%, 9/15/27(4)	1,557	1,190,506
6.25%, 5/15/25(4)	1,000	869,380
7.00%, 2/15/29(4)(6)	360	269,359
Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(4)	1,731	1,349,202
		$ 6,098,910
Metals/Mining — 1.6%
Arconic Corp., 6.125%, 2/15/28(4)	1,000	$ 885,565
Constellium SE:
5.625%, 6/15/28(4)	1,000	821,999
5.875%, 2/15/26(4)	627	575,981
Hudbay Minerals, Inc.:
4.50%, 4/1/26(4)	1,721	1,432,595
6.125%, 4/1/29(4)	995	803,940
Novelis Corp.:
3.25%, 11/15/26(4)	500	417,998
3.875%, 8/15/31(4)	1,500	1,122,075
4.75%, 1/30/30(4)	927	762,485
		$ 6,822,638
Paper — 0.7%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(4)	3,218	$ 3,047,285
Glatfelter Corp., 4.75%, 11/15/29(4)(6)	325	187,519
		$ 3,234,804
Railroad — 0.3%
Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(4)	1,450	$ 1,321,783
		$ 1,321,783
Restaurants — 1.4%
Dave & Buster's, Inc., 7.625%, 11/1/25(4)	3,154	$ 3,110,143
IRB Holding Corp., 7.00%, 6/15/25(4)	1,829	1,819,709
Yum! Brands, Inc., 3.625%, 3/15/31	1,519	1,217,539
		$ 6,147,391

11
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Services — 6.8%
APi Escrow Corp., 4.75%, 10/15/29(4)	1,582	$ 1,312,802
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.375%, 3/1/29(4)(6)	961	790,422
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(4)	3,132	2,719,680
Beacon Roofing Supply, Inc., 4.125%, 5/15/29(4)	2,000	1,622,410
Gartner, Inc.:
3.625%, 6/15/29(4)	788	657,708
3.75%, 10/1/30(4)	333	273,310
4.50%, 7/1/28(4)	1,143	1,023,677
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(4)	2,720	2,558,451
Korn Ferry, 4.625%, 12/15/27(4)	1,739	1,539,537
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(4)	1,345	1,125,948
8.00%, 8/1/29(4)(6)	2,423	1,992,433
NESCO Holdings II, Inc., 5.50%, 4/15/29(4)	1,614	1,347,319
Nielsen Co. Luxembourg S.a.r.l. (The), 5.00%, 2/1/25(4)(6)	500	490,919
SRS Distribution, Inc.:
6.00%, 12/1/29(4)	824	658,495
6.125%, 7/1/29(4)	1,438	1,157,715
Summer BC Bidco B, LLC, 5.50%, 10/31/26(4)	1,617	1,330,711
Terminix Co., LLC (The), 7.45%, 8/15/27	1,734	1,967,370
United Rentals North America, Inc., 3.875%, 11/15/27	2,000	1,793,820
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(4)	2,737	2,526,565
WESCO Distribution, Inc.:
7.125%, 6/15/25(4)	934	936,008
7.25%, 6/15/28(4)	1,637	1,606,857
		$ 29,432,157
Steel — 0.6%
Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(4)	1,654	$ 1,537,707
TMS International Corp., 6.25%, 4/15/29(4)	1,511	1,075,530
		$ 2,613,237
Super Retail — 5.2%
Asbury Automotive Group, Inc.:
4.50%, 3/1/28	691	$ 585,481
4.625%, 11/15/29(4)	398	319,154
4.75%, 3/1/30	1,118	874,933
5.00%, 2/15/32(4)	162	125,025
Bath & Body Works, Inc.:
6.625%, 10/1/30(4)	946	824,671
6.75%, 7/1/36	196	161,823
6.875%, 11/1/35	1,502	1,258,368
6.95%, 3/1/33(6)	1,244	1,002,486
Security	Principal Amount (000's omitted)*	Value
Super Retail (continued)
Bath & Body Works, Inc.: (continued)
7.60%, 7/15/37	88	$ 68,953
9.375%, 7/1/25(4)	78	80,847
Group 1 Automotive, Inc., 4.00%, 8/15/28(4)	1,761	1,421,902
Ken Garff Automotive, LLC, 4.875%, 9/15/28(4)	1,490	1,220,619
LCM Investments Holdings II, LLC, 4.875%, 5/1/29(4)	2,095	1,625,429
Lithia Motors, Inc.:
3.875%, 6/1/29(4)	958	770,390
4.375%, 1/15/31(4)	1,324	1,085,912
4.625%, 12/15/27(4)	1,173	1,020,630
Metis Merger Sub, LLC, 6.50%, 5/15/29(4)	1,133	885,343
Penske Automotive Group, Inc., 3.50%, 9/1/25(6)	947	868,102
PetSmart, Inc./PetSmart Finance Corp.:
4.75%, 2/15/28(4)	1,709	1,466,064
7.75%, 2/15/29(4)	2,875	2,574,677
Sonic Automotive, Inc.:
4.625%, 11/15/29(4)	2,129	1,673,788
4.875%, 11/15/31(4)(6)	816	619,442
Victoria's Secret & Co., 4.625%, 7/15/29(4)(6)	2,226	1,685,376
William Carter Co. (The), 5.625%, 3/15/27(4)	229	214,426
		$ 22,433,841
Technology — 5.7%
Black Knight InfoServ, LLC, 3.625%, 9/1/28(4)	1,622	$ 1,386,810
Booz Allen Hamilton, Inc.:
3.875%, 9/1/28(4)	2,313	1,994,392
4.00%, 7/1/29(4)	977	837,803
Ciena Corp., 4.00%, 1/31/30(4)	1,374	1,149,193
Condor Merger Sub, Inc., 7.375%, 2/15/30(4)	1,443	1,182,495
Entegris, Inc., 4.375%, 4/15/28(4)	893	758,452
Fair Isaac Corp., 4.00%, 6/15/28(4)	2,050	1,751,090
II-VI, Inc., 5.00%, 12/15/29(4)	1,257	1,042,832
Imola Merger Corp., 4.75%, 5/15/29(4)	3,140	2,656,503
ON Semiconductor Corp., 3.875%, 9/1/28(4)	1,767	1,514,914
Open Text Corp., 3.875%, 2/15/28(4)	1,045	865,662
Open Text Holdings, Inc., 4.125%, 2/15/30(4)	1,352	1,082,006
Presidio Holdings, Inc.:
4.875%, 2/1/27(4)	782	692,484
8.25%, 2/1/28(4)	2,599	2,244,849
Seagate HDD Cayman, 3.125%, 7/15/29	456	335,153
Sensata Technologies B.V., 5.00%, 10/1/25(4)	385	367,827
Sensata Technologies, Inc.:
3.75%, 2/15/31(4)	1,480	1,168,934
4.375%, 2/15/30(4)	199	166,692
SS&C Technologies, Inc., 5.50%, 9/30/27(4)	1,148	1,049,598

12
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Technology (continued)
Viavi Solutions, Inc., 3.75%, 10/1/29(4)		1,378	$ 1,104,384
VM Consolidated, Inc., 5.50%, 4/15/29(4)		1,697	1,462,286
			$ 24,814,359
Telecommunications — 6.4%
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(4)		3,000	$ 2,627,677
DKT Finance ApS, 9.375%, 6/17/23(4)		1,111	1,076,003
Iliad Holding SASU:
6.50%, 10/15/26(4)		1,164	1,019,728
7.00%, 10/15/28(4)		1,625	1,394,835
LCPR Senior Secured Financing DAC:
5.125%, 7/15/29(4)		531	400,614
6.75%, 10/15/27(4)		1,345	1,118,199
Level 3 Financing, Inc., 4.25%, 7/1/28(4)		3,013	2,357,010
Lumen Technologies, Inc.:
4.50%, 1/15/29(4)		1,087	765,319
5.125%, 12/15/26(4)		1,000	861,915
Sprint Capital Corp., 6.875%, 11/15/28		3,759	3,869,045
Sprint Corp.:
7.125%, 6/15/24		1,000	1,016,610
7.625%, 2/15/25		1,206	1,238,305
7.625%, 3/1/26		1,500	1,553,988
7.875%, 9/15/23		1,125	1,138,354
Telecom Italia SpA, 5.303%, 5/30/24(4)		1,116	1,055,563
T-Mobile USA, Inc.:
2.25%, 2/15/26		851	762,649
2.625%, 2/15/29		563	465,987
2.875%, 2/15/31		1,088	878,239
4.75%, 2/1/28		275	260,088
5.375%, 4/15/27		455	448,078
ViaSat, Inc.:
5.625%, 4/15/27(4)		225	187,652
6.50%, 7/15/28(4)		1,250	834,044
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(5)	GBP	283	236,847
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(4)		1,505	1,220,134
Vmed O2 UK Financing I PLC, 4.75%, 7/15/31(4)		1,000	773,941
Ziggo B.V., 4.875%, 1/15/30(4)		506	400,580
			$ 27,961,404
Transport Excluding Air & Rail — 0.5%
Seaspan Corp., 5.50%, 8/1/29(4)		1,835	$ 1,417,466
Security	Principal Amount (000's omitted)*	Value
Transport Excluding Air & Rail (continued)
XPO Logistics, Inc., 6.25%, 5/1/25(4)	678	$ 680,855
		$ 2,098,321
Utilities — 1.9%
Clearway Energy Operating, LLC, 4.75%, 3/15/28(4)	1,196	$ 1,066,731
Drax Finco PLC, 6.625%, 11/1/25(4)	1,707	1,647,076
Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(4)	1,270	1,025,144
NextEra Energy Operating Partners, L.P.:
4.25%, 9/15/24(4)	14	13,436
4.50%, 9/15/27(4)	904	824,661
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(4)	1,602	1,392,298
TerraForm Power Operating, LLC:
4.75%, 1/15/30(4)	1,000	850,945
5.00%, 1/31/28(4)	1,402	1,237,104
		$ 8,057,395
Total Corporate Bonds (identified cost $461,159,862)		$389,048,272

Preferred Stocks — 0.3%

Security	Shares	Value
Services — 0.3%
WESCO International, Inc., Series A, 10.625% to 6/22/25(7)(8)	45,970	$ 1,238,891
Total Preferred Stocks (identified cost $1,291,567)		$ 1,238,891

Senior Floating-Rate Loans — 5.1%(9)

Borrower/Description	Principal Amount (000's omitted)	Value
Air Transportation — 0.6%
Air Canada, Term Loan, 6.421%, (3 mo. USD LIBOR + 3.50%), 8/11/28	$1,383	$ 1,316,288
SkyMiles IP, Ltd., Term Loan, 6.46%, (3 mo. USD LIBOR + 3.75%), 10/20/27	1,387	1,393,840
		$ 2,710,128
Automotive & Auto Parts — 0.5%
Clarios Global, L.P., Term Loan, 6.366%, (1 mo. USD LIBOR + 3.25%), 4/30/26	$847	$ 804,254
Truck Hero, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 1/31/28	1,270	1,112,261
		$ 1,916,515

13
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Financial Services — 0.4%
Jazz Financing Lux S.a.r.l., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 5/5/28	$1,977	$ 1,914,381
		$ 1,914,381
Diversified Media — 0.2%
CMG Media Corp., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 12/17/26	$973	$ 912,693
		$ 912,693
Healthcare — 0.4%
Pluto Acquisition I, Inc., Term Loan, 6.076%, (3 mo. USD LIBOR + 4.00%), 6/22/26	$300	$ 263,689
Verscend Holding Corp., Term Loan, 7.115%, (1 mo. USD LIBOR + 4.00%), 8/27/25	1,652	1,612,023
		$ 1,875,712
Restaurants — 0.2%
IRB Holding Corp., Term Loan, 5.696%, (SOFR + 3.00%), 12/15/27	$774	$ 725,338
		$ 725,338
Services — 1.2%
AlixPartners, LLP, Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 2/4/28	$1,434	$ 1,380,899
Spin Holdco, Inc., Term Loan, 7.144%, (3 mo. USD LIBOR + 4.00%), 3/4/28	2,468	2,174,256
SRS Distribution, Inc., Term Loan, 6.306%, (3 mo. USD LIBOR + 3.50%), 6/2/28	1,774	1,633,262
		$ 5,188,417
Super Retail — 0.6%
Petsmart, Inc., Term Loan, 6.87%, (1 mo. USD LIBOR + 3.75%), 2/11/28	$2,837	$ 2,691,492
		$ 2,691,492
Technology — 1.0%
Realpage, Inc., Term Loan, 6.116%, (1 mo. USD LIBOR + 3.00%), 4/24/28	$1,259	$ 1,181,352
Riverbed Technology, Inc., Term Loan, 10.66%, (1 mo. USD LIBOR + 8.00%), 8.66% cash, 2.00% PIK, 12/7/26	979	383,052
SS&C European Holdings S.a.r.l., Term Loan, 4.865%, (1 mo. USD LIBOR + 1.75%), 4/16/25	61	59,325
SS&C Technologies, Inc.:
Term Loan, 4.865%, (1 mo. USD LIBOR + 1.75%), 4/16/25	77	74,485
Term Loan, 4.865%, (1 mo. USD LIBOR + 1.75%), 4/16/25	428	416,408
Borrower/Description	Principal Amount (000's omitted)	Value
Technology (continued)
Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 12.424%, (3 mo. USD LIBOR + 8.75%), 5.174% cash, 7.25% PIK, 2/28/25	$2,058	$ 2,038,275
		$ 4,152,897
Total Senior Floating-Rate Loans (identified cost $23,774,611)		$ 22,087,573

Short-Term Investments — 8.6%

Affiliated Fund — 2.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(10)	12,432,367	$ 12,432,367
Total Affiliated Fund (identified cost $12,432,367)		$ 12,432,367

Securities Lending Collateral — 5.7%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(11)	24,997,108	$ 24,997,108
Total Securities Lending Collateral (identified cost $24,997,108)		$ 24,997,108
Total Short-Term Investments (identified cost $37,429,475)		$ 37,429,475
Total Investments — 104.7% (identified cost $528,496,864)		$454,732,005

Other Assets, Less Liabilities — (4.7)%	$ (20,331,365)

Net Assets — 100.0%	$434,400,640

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Amount is less than 0.05%.
(2)	Non-income producing security.
(3)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $313,425,824 or 72.2% of the Fund's net assets.

14
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Schedule of Investments — continued

(5)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of these securities is $7,660,185 or 1.8% of the Fund's net assets.
(6)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $23,962,229.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(9)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(10)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(11)	Represents investment of cash collateral received in connection with securities lending.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CAD	22,411	USD	17,163	State Street Bank and Trust Company	10/31/22	$ —	$ (941)
EUR	80,942	USD	78,608	State Street Bank and Trust Company	10/31/22	867	—
EUR	207,051	USD	203,493	State Street Bank and Trust Company	10/31/22	—	(196)
EUR	75,627	USD	75,883	State Street Bank and Trust Company	10/31/22	—	(1,627)
EUR	142,064	USD	141,791	State Street Bank and Trust Company	10/31/22	—	(2,303)
EUR	194,843	USD	194,486	State Street Bank and Trust Company	10/31/22	—	(3,176)
GBP	5,769	USD	6,173	State Street Bank and Trust Company	10/31/22	272	—
GBP	6,836	USD	7,635	State Street Bank and Trust Company	10/31/22	2	—
GBP	1,663	USD	1,974	State Street Bank and Trust Company	10/31/22	—	(116)
GBP	4,363	USD	5,138	State Street Bank and Trust Company	10/31/22	—	(263)
GBP	6,334	USD	7,352	State Street Bank and Trust Company	10/31/22	—	(276)
GBP	11,479	USD	13,114	State Street Bank and Trust Company	10/31/22	—	(289)
USD	688,080	CAD	887,000	State Street Bank and Trust Company	10/31/22	46,006	—
USD	18,590	CAD	23,737	State Street Bank and Trust Company	10/31/22	1,407	—
USD	6,423,553	EUR	6,256,513	State Street Bank and Trust Company	10/31/22	280,471	—
USD	1,086,948	EUR	1,062,923	State Street Bank and Trust Company	10/31/22	43,295	—
USD	575,496	EUR	558,775	State Street Bank and Trust Company	10/31/22	26,852	—
USD	236,880	EUR	228,442	State Street Bank and Trust Company	10/31/22	12,580	—
15
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Schedule of Investments — continued

Forward Foreign Currency Exchange Contracts — continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	165,875	EUR	161,082	State Street Bank and Trust Company	10/31/22	$ 7,713	$ —
USD	84,504	EUR	82,395	State Street Bank and Trust Company	10/31/22	3,603	—
USD	82,719	EUR	80,893	State Street Bank and Trust Company	10/31/22	3,293	—
USD	297,678	GBP	246,615	State Street Bank and Trust Company	10/31/22	22,159	—
USD	6,367	GBP	5,191	State Street Bank and Trust Company	10/31/22	567	—
						$449,087	$(9,187)

Abbreviations:
LIBOR	– London Interbank Offered Rate
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate

Currency Abbreviations:
CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
16
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $516,064,497) - including $23,962,229 of securities on loan	$ 442,299,638
Investments in securities of affiliated issuers, at value (identified cost $12,432,367)	12,432,367
Receivable for open forward foreign currency exchange contracts	449,087
Cash	79,570
Cash denominated in foreign currency, at value (cost $2,196)	2,097
Receivable for investments sold	2,817,632
Receivable for capital shares sold	280,563
Interest receivable	6,665,502
Dividends receivable - affiliated	24,844
Securities lending income receivable	14,607
Trustees' deferred compensation plan	131,030
Total assets	$465,196,937
Liabilities
Payable for open forward foreign currency exchange contracts	$ 9,187
Payable for investments purchased	493,009
Payable for capital shares redeemed	4,591,224
Distributions payable	183,774
Deposits for securities loaned	24,997,108
Payable to affiliates:
Investment advisory fee	179,050
Administrative fee	45,183
Distribution and service fees	12,552
Sub-transfer agency fee	3,260
Trustees' deferred compensation plan	131,030
Other	334
Accrued expenses	150,586
Total liabilities	$ 30,796,297
Net Assets	$434,400,640
Sources of Net Assets
Paid-in capital	$ 525,867,262
Accumulated loss	(91,466,622)
Net Assets	$434,400,640
Class A Shares
Net Assets	$ 46,981,504
Shares Outstanding	2,067,216
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 22.73
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 23.49
Class C Shares
Net Assets	$ 2,998,239
Shares Outstanding	129,894
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 23.08
17
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class I Shares
Net Assets	$ 299,338,544
Shares Outstanding	13,362,186
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 22.40
Class R6 Shares
Net Assets	$ 85,082,353
Shares Outstanding	3,796,339
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 22.41

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
18
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $3,712)	$ 295,731
Dividend income - affiliated issuers	95,141
Interest and other income	24,429,532
Securities lending income, net	89,040
Total investment income	$ 24,909,444
Expenses
Investment advisory fee	$ 2,367,525
Administrative fee	591,882
Distribution and service fees:
Class A	131,514
Class C	40,443
Trustees' fees and expenses	22,589
Custodian fees	14,051
Transfer agency fees and expenses	403,689
Accounting fees	112,408
Professional fees	51,503
Registration fees	94,771
Reports to shareholders	35,184
Miscellaneous	36,051
Total expenses	$ 3,901,610
Waiver and/or reimbursement of expenses by affiliate	$ (9,312)
Net expenses	$ 3,892,298
Net investment income	$ 21,017,146
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (7,380,432)
Investment securities - affiliated issuers	(1,937)
Foreign currency transactions	(36,135)
Forward foreign currency exchange contracts	1,423,645
Net realized loss	$ (5,994,859)
Change in unrealized appreciation (depreciation):
Investment securities	$ (87,011,699)
Investment securities - affiliated issuers	(2,161)
Foreign currency	(3,187)
Forward foreign currency exchange contracts	256,046
Net change in unrealized appreciation (depreciation)	$(86,761,001)
Net realized and unrealized loss	$(92,755,860)
Net decrease in net assets from operations	$(71,738,714)
19
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 21,017,146	$ 16,973,538
Net realized gain (loss)	(5,994,859)	5,637,607
Net change in unrealized appreciation (depreciation)	(86,761,001)	6,289,220
Net increase (decrease) in net assets from operations	$ (71,738,714)	$ 28,900,365
Distributions to shareholders:
Class A	$ (2,193,558)	$ (2,150,197)
Class C	(136,527)	(177,159)
Class I	(15,852,882)	(13,706,643)
Class R6	(3,531,631)	(1,466,108)
Total distributions to shareholders	$ (21,714,598)	$ (17,500,107)
Capital share transactions:
Class A	$ 1,025,988	$ 4,383,484
Class C	(1,480,727)	(79,886)
Class I	(13,640,991)	98,023,196
Class R6	49,316,498	49,844,561
Net increase in net assets from capital share transactions	$ 35,220,768	$152,171,355
Net increase (decrease) in net assets	$ (58,232,544)	$163,571,613
Net Assets
At beginning of year	$ 492,633,184	$ 329,061,571
At end of year	$434,400,640	$492,633,184
20
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 27.47	$ 26.56	$ 27.20	$ 26.73	$ 27.67
Income (Loss) From Operations
Net investment income(1)	$ 1.03	$ 1.08	$ 1.15	$ 1.24	$ 1.23
Net realized and unrealized gain (loss)	(4.71)	0.95	(0.56)	0.49	(0.96)
Total income (loss) from operations	$ (3.68)	$ 2.03	$ 0.59	$ 1.73	$ 0.27
Less Distributions
From net investment income	$ (1.06)	$ (1.12)	$ (1.23)	$ (1.26)	$ (1.21)
Total distributions	$ (1.06)	$ (1.12)	$ (1.23)	$ (1.26)	$ (1.21)
Net asset value — End of year	$ 22.73	$ 27.47	$ 26.56	$ 27.20	$ 26.73
Total Return(2)	(13.69)%	7.74%	2.30%	6.70%	1.00%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,982	$55,740	$49,682	$51,273	$51,118
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.02%	1.01%	1.04%	1.07%	1.10%
Net expenses	1.02% (4)	1.01%	1.02%	1.04%	1.07%
Net investment income	4.03%	3.95%	4.36%	4.65%	4.53%
Portfolio Turnover	28%	43%	49%	39%	49%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
21
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 27.89	$ 26.98	$ 27.62	$ 27.14	$ 28.07
Income (Loss) From Operations
Net investment income(1)	$ 0.84	$ 0.89	$ 0.96	$ 1.05	$ 1.04
Net realized and unrealized gain (loss)	(4.76)	0.95	(0.55)	0.50	(0.97)
Total income (loss) from operations	$ (3.92)	$ 1.84	$ 0.41	$ 1.55	$ 0.07
Less Distributions
From net investment income	$ (0.89)	$ (0.93)	$ (1.05)	$ (1.07)	$ (1.00)
Total distributions	$ (0.89)	$ (0.93)	$ (1.05)	$ (1.07)	$ (1.00)
Net asset value — End of year	$ 23.08	$27.89	$26.98	$27.62	$27.14
Total Return(2)	(14.33)%	6.88%	1.58%	5.89%	0.27%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 2,998	$ 5,199	$ 5,106	$ 3,977	$ 4,476
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.77%	1.76%	1.79%	1.82%	1.85%
Net expenses	1.77% (4)	1.76%	1.77%	1.79%	1.82%
Net investment income	3.24%	3.21%	3.58%	3.91%	3.77%
Portfolio Turnover	28%	43%	49%	39%	49%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
22
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 27.07	$ 26.18	$ 26.80	$ 26.35	$ 27.27
Income (Loss) From Operations
Net investment income(1)	$ 1.07	$ 1.13	$ 1.18	$ 1.29	$ 1.30
Net realized and unrealized gain (loss)	(4.63)	0.93	(0.52)	0.47	(0.94)
Total income (loss) from operations	$ (3.56)	$ 2.06	$ 0.66	$ 1.76	$ 0.36
Less Distributions
From net investment income	$ (1.11)	$ (1.17)	$ (1.28)	$ (1.31)	$ (1.28)
Total distributions	$ (1.11)	$ (1.17)	$ (1.28)	$ (1.31)	$ (1.28)
Net asset value — End of year	$ 22.40	$ 27.07	$ 26.18	$ 26.80	$ 26.35
Total Return(2)	(13.47)%	7.98%	2.59%	6.93%	1.35%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$299,339	$380,659	$274,030	$149,733	$125,471
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.77%	0.76%	0.79%	0.82%	0.85%
Net expenses	0.77% (4)	0.76%	0.77%	0.76%	0.74%
Net investment income	4.27%	4.18%	4.53%	4.92%	4.87%
Portfolio Turnover	28%	43%	49%	39%	49%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
23
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Financial Highlights — continued

	Class R6
	Year Ended September 30,			Period Ended September 30,
	2022	2021	2020	2019 (1)
Net asset value — Beginning of period	$ 27.08	$ 26.19	$ 26.81	$ 25.96
Income (Loss) From Operations
Net investment income(2)	$ 1.11	$ 1.14	$ 1.17	$ 0.85
Net realized and unrealized gain (loss)	(4.65)	0.95	(0.49)	0.86
Total income (loss) from operations	$ (3.54)	$ 2.09	$ 0.68	$ 1.71
Less Distributions
From net investment income	$ (1.13)	$ (1.20)	$ (1.30)	$ (0.86)
Total distributions	$ (1.13)	$ (1.20)	$ (1.30)	$ (0.86)
Net asset value — End of period	$ 22.41	$ 27.08	$26.19	$26.81
Total Return(3)	(13.39)%	8.07%	2.66%	6.67% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,082	$51,035	$ 244	$ 57
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.69%	0.69%	0.73%	0.74% (6)
Net expenses	0.69% (7)	0.69%	0.71%	0.71% (6)
Net investment income	4.47%	4.22%	4.51%	4.85% (6)
Portfolio Turnover	28%	43%	49%	39% (8)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(8)	For the year ended September 30, 2019.
24
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert High Yield Bond Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek high current income and capital appreciation, secondarily. The Fund invests primarily in high-yield, high-risk bonds, with varying maturities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% (0.80% prior to April 29, 2022) may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
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High Yield Bond Fund
September 30, 2022
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 1,771,595(1)	$ 3,554	$ —	$ 1,775,149
Convertible Bonds	—	668,107	—	668,107
Convertible Preferred Stocks	2,473,710	10,828	—	2,484,538
Corporate Bonds	—	389,048,272	—	389,048,272
Preferred Stocks	1,238,891	—	—	1,238,891
Senior Floating-Rate Loans	—	22,087,573	—	22,087,573
Short-Term Investments:
Affiliated Fund	12,432,367	—	—	12,432,367
Securities Lending Collateral	24,997,108	—	—	24,997,108
Total Investments	$42,913,671	$411,818,334	$ —	$454,732,005
Forward Foreign Currency Exchange Contracts	$ —	$ 449,087	$ —	$ 449,087
Total	$42,913,671	$412,267,421	$ —	$455,181,092
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (9,187)	$ —	$ (9,187)
Total	$ —	$ (9,187)	$ —	$ (9,187)

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to
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Calvert
High Yield Bond Fund
September 30, 2022
Notes to Financial Statements — continued

changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.48% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2022, the investment advisory fee amounted to $2,367,525.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $9,312 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
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Calvert
High Yield Bond Fund
September 30, 2022
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.02%, 1.77%, 0.77% and 0.71% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, no expenses were waived or reimbursed by CRM.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $591,882.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $131,514 and $40,443 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $9,703 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2022. The Fund was also informed that EVD received $401 and $757 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $20,978 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities and including paydowns and principal repayments on senior floating-rate loans, were $172,820,350 and $129,791,581, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$21,714,598	$17,500,107
28

Calvert
High Yield Bond Fund
September 30, 2022
Notes to Financial Statements — continued

As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 171,581
Deferred capital losses	(17,637,006)
Net unrealized depreciation	(73,817,423)
Distributions payable	(183,774)
Accumulated loss	$(91,466,622)
At September 30, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $17,637,006 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2022, $8,419,348 are short-term and $9,217,658 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$528,544,543
Gross unrealized appreciation	$ 1,300,304
Gross unrealized depreciation	(75,112,842)
Net unrealized depreciation	$ (73,812,538)
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2022 is included in the Schedule of Investments. At September 30, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. During the year ended September 30, 2022, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $9,187. At September 30, 2022, there were no assets pledged by the Fund for such liability.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
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Calvert
High Yield Bond Fund
September 30, 2022
Notes to Financial Statements — continued

The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$449,087	$(9,187)
The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$449,087	$(9,187)	$(439,900)	$ —	$ —

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Company	$(9,187)	$9,187	$ —	$ —	$ —

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended September 30, 2022 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Forward foreign currency exchange contracts	Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts
Forward foreign currency exchange contracts	$ 1,423,645	$ 256,046
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended September 30, 2022, which is indicative of the volume of this derivative type, was approximately $10,342,000.
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Calvert
High Yield Bond Fund
September 30, 2022
Notes to Financial Statements — continued

6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2022, the total value of securities on loan, including accrued interest, was $24,504,364 and the total value of collateral received was $25,045,287, comprised of cash of $24,997,108 and U.S. government and/or agencies securities of $48,179.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$24,997,108	$ —	$ —	$ —	$24,997,108
The carrying amount of the liability for deposits for securities loaned at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
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Calvert
High Yield Bond Fund
September 30, 2022
Notes to Financial Statements — continued

8  Affiliated Funds
At September 30, 2022, the value of the Fund’s investment in affiliated funds was $12,432,367, which represents 2.9% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$23,504,217	$114,869,174	$(138,369,293)	$ (1,937)	$ (2,161)	$ —	$ 10,060	—
Liquidity Fund	—	87,478,353	(75,045,986)	—	—	12,432,367	85,081	12,432,367
Total				$(1,937)	$(2,161)	$12,432,367	$95,141
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	413,386	$ 10,583,546	391,240	$ 10,740,171
Reinvestment of distributions	84,221	2,119,029	75,556	2,070,618
Shares redeemed	(468,433)	(11,895,373)	(331,141)	(9,064,872)
Converted from Class C	8,565	218,786	23,338	637,567
Net increase	37,739	$ 1,025,988	158,993	$ 4,383,484
Class C
Shares sold	12,288	$ 332,264	46,832	$ 1,300,116
Reinvestment of distributions	5,219	134,257	6,065	168,798
Shares redeemed	(65,577)	(1,728,462)	(32,802)	(911,233)
Converted to Class A	(8,433)	(218,786)	(22,980)	(637,567)
Net decrease	(56,503)	$ (1,480,727)	(2,885)	$ (79,886)
Class I
Shares sold	5,576,938	$ 141,926,091	7,511,111	$ 202,970,729
Reinvestment of distributions	576,189	14,311,643	458,183	12,380,313
Shares redeemed	(6,851,650)	(169,878,725)	(4,375,419)	(117,327,846)
Net increase (decrease)	(698,523)	$ (13,640,991)	3,593,875	$ 98,023,196
Class R6
Shares sold	2,505,103	$ 63,244,797	2,662,381	$ 71,009,204
Reinvestment of distributions	117,989	2,874,336	52,019	1,410,110
Shares redeemed	(711,187)	(16,802,635)	(839,277)	(22,574,753)
Net increase	1,911,905	$ 49,316,498	1,875,123	$ 49,844,561
32

Calvert
High Yield Bond Fund
September 30, 2022
Notes to Financial Statements — continued

10  Risks and Uncertainties
Credit Risk
The Fund primarily invests in securities rated below investment grade and comparable unrated investments. These investments can involve a substantial risk of loss and are considered speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
33

Calvert
High Yield Bond Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert High Yield Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert High Yield Bond Fund (the “Fund”) (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years or periods ended September 30, 2020, 2019, and 2018 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
34

Calvert
High Yield Bond Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Fund designates approximately $363,143, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 1.26% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended September 30, 2022, the Fund designates 90.39% of distributions from net investment income as a 163(j) interest dividend.
35

Calvert
High Yield Bond Fund
September 30, 2022
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.  The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser.  The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates.  Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds.  Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
36

Calvert
High Yield Bond Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings.  During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements.  In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert High Yield Bond Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders.  Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure.  The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports.  The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources.  The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing.  The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser.  The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies.  The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index.  The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021.  This performance data indicated that the Fund had underperformed the median of its peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2021.  The Board took into account management’s discussion of the Fund’s performance.  Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group.  Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each above the respective median of the Fund’s expense group.  The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund.  Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
37

Calvert
High Yield Bond Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate.  In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation.  The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.  The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund.  Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time.  The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
38

Calvert
High Yield Bond Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
39

Calvert
High Yield Bond Fund
September 30, 2022
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Trustees
Richard L. Baird, Jr. 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
40

Calvert
High Yield Bond Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
41

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

42

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
43

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
44

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24185     9.30.22

Calvert
Short Duration Income Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2022
Calvert
Short Duration Income Fund

Calvert
Short Duration Income Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the two dominant themes during the 12-month period ended September 30, 2022, were persistently high inflation rates in the U.S. and globally, and attempts by central banks to tame rising costs using interest rates to intentionally deflate consumer demand. The result was a period-long sell-off in fixed-income assets, with nearly all major U.S. fixed-income indexes reporting double-digit declines.
In the opening months of the period, interest rates rose and bond prices fell in anticipation the U.S. Federal Reserve (the Fed) would begin tapering its monthly bond purchases, which had helped hold interest rates down during much of the COVID-19 pandemic. In late 2021, the Fed confirmed it would begin reducing the pace of asset purchases beginning in November 2021 and continue in the months ahead. Starting in March 2022, U.S. Treasury rates rose amid mounting concerns over the prospect of multiple rate hikes in 2022.
In February 2022, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food costs through the spring and summer months. In August, Fed Chair Jerome Powell confirmed that fighting inflation remained the U.S. central bank’s top priority. That September, the Fed followed through with its third straight 0.75% rate increase -- its fifth hike of 2022 -- and announced a new year-end federal funds target of 4.40%, up from its previous projection of 3.40%. By period-end, the Bloomberg U.S. Treasury Index (the Treasury Index) had declined 12.94%.
As spreads widened, most other bond asset classes underperformed Treasurys during the period.
Investment-grade corporate bonds experienced one of the worst 12-month periods in U.S. history, with the Bloomberg U.S. Corporate Bond Index (the Corporate Index) declining 18.53%. In a period when lower rated bonds within investment grade and bonds with longer durations generally underperformed higher rated bonds and bonds with shorter durations, the Corporate Index was concentrated in lower rated, longer duration bonds. With a majority of its holdings rated BBB -- the lowest investment-grade credit rating -- and relatively few new issues rated AAA, AA, or A, the investment-grade corporate asset class was exposed to a widespread fixed-income sell-off during the period.
Despite a lower overall credit rating, the high yield corporate asset class outperformed investment-grade assets, as the Bloomberg U.S. Corporate High Yield Index returned -14.14% during the period. Mortgage-backed securities also underperformed Treasurys, with the Bloomberg U.S. Mortgage-Backed Securities Index returning -13.98% and underperforming the Treasury Index.
In contrast, asset-backed securities (ABS) -- securities backed by a range of corporate and consumer debt -- were one of the best-performing fixed-income asset classes, with the Bloomberg Asset-Backed Securities Index returning -5.61% during the period. The relative outperformance of ABS was due mainly to a shorter duration than Treasurys, as represented by the Treasury Index, during a period of rising interest rates.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert Short Duration Income Fund (the Fund) returned -6.99% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg 1-5 Year U.S. Credit Index (the Index), which returned -7.85%.
The Fund’s shorter-than-Index interest rate duration and yield-curve positioning contributed to performance relative to the Index. An underweight exposure to investment-grade corporate securities and an overweight exposure to U.S. Treasurys further enhanced relative returns. The Fund’s derivative holdings contributed to relative returns during the period.
Security selections in the Fund, particularly in investment-grade corporate securities, had a negative impact on returns relative to the Index. Sector allocations in the Fund also detracted overall from relative returns. An overweight exposure to high yield corporate securities, non-agency commercial mortgage-backed securities, and asset-backed securities especially weighed on relative performance. An underweight exposure to government-related securities also detracted from relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Short Duration Income Fund
September 30, 2022
Performance

Portfolio Manager(s) Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/31/2002	01/31/2002	(6.99)%	0.95%	1.25%
Class A with 2.25% Maximum Sales Charge	—	—	(9.09)	0.49	1.02
Class C at NAV	10/01/2002	01/31/2002	(7.67)	0.19	0.65
Class C with 1% Maximum Deferred Sales Charge	—	—	(8.57)	0.19	0.65
Class I at NAV	04/21/2006	01/31/2002	(6.76)	1.21	1.64
Class R6 at NAV	02/01/2019	01/31/2002	(6.70)	1.25	1.66

Bloomberg 1-5 Year U.S. Credit Index	—	—	(7.85)%	0.87%	1.42%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	0.76%	1.51%	0.51%	0.45%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2012	$10,669	N.A.
Class I, at minimum investment	$1,000,000	09/30/2012	$1,176,550	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2012	$5,893,878	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Short Duration Income Fund
September 30, 2022
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond and loan holdings)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Calvert
Short Duration Income Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg 1-5 Year U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity between one and five years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charge, commissions, expenses, taxes and leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non- investment grade corporate securities. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
Short Duration Income Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 963.20	$3.74	0.76%
Class C	$1,000.00	$ 959.40	$7.42	1.51%
Class I	$1,000.00	$ 964.70	$2.51	0.51%
Class R6	$1,000.00	$ 965.00	$2.17	0.44%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.26	$3.85	0.76%
Class C	$1,000.00	$1,017.50	$7.64	1.51%
Class I	$1,000.00	$1,022.51	$2.59	0.51%
Class R6	$1,000.00	$1,022.86	$2.23	0.44%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
6

Calvert
Short Duration Income Fund
September 30, 2022
Schedule of Investments

Asset-Backed Securities — 22.6%

Security	Principal Amount (000's omitted)	Value
Adams Outdoor Advertising, L.P., Series 2018-1, Class A, 4.81%, 11/15/48(1)	$2,845	$ 2,696,402
Affirm Asset Securitization Trust, Series 2021-A, Class A, 0.88%, 8/15/25(1)	3,571	3,549,332
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class A3, 0.53%, 6/18/25	3,075	3,032,826
Amur Equipment Finance Receivables IX, LLC, Series 2021-1A, Class A2, 0.75%, 11/20/26(1)	2,191	2,106,856
Avant Credit Card Master Trust, Series 21-1A, Class A, 1.37%, 4/15/27(1)	5,800	5,262,750
BHG Securitization Trust:
Series 2021-B, Class A, 0.90%, 10/17/34(1)	3,216	3,052,100
Series 2021-B, Class B, 1.67%, 10/17/34(1)	4,500	3,923,482
Series 2022-B, Class A, 3.75%, 6/18/35(1)	2,588	2,549,308
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)	3,125	2,854,419
Chase Auto Credit Linked Notes, Series 2021-1, Class B, 0.875%, 9/25/28(1)	5,914	5,714,333
CNH Equipment Trust, Series 2022-B, Class A2, 3.94%, 12/15/25	1,940	1,926,833
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	10,276	9,607,529
Cologix Data Centers US Issuer, LLC:
Series 2021-1A, Class A2, 3.30%, 12/26/51(1)	14,080	12,581,174
Series 2021-1A, Class B, 3.79%, 12/26/51(1)	12,235	10,749,563
Conn's Receivables Funding, LLC:
Series 2021-A, Class B, 2.87%, 5/15/26(1)	8,955	8,736,743
Series 2021-A, Class C, 4.59%, 5/15/26(1)	7,695	7,303,555
Series 2022-A, Class B, 9.52%, 12/15/26(1)	6,717	6,698,140
Consumer Loan Underlying Bond (CLUB) Credit Trust, Series 2020-P1, Class C, 4.61%, 3/15/28(1)	3,159	3,084,464
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)	6,085	5,249,166
Diamond Infrastructure Funding, LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)	5,250	4,320,435
Series 2021-1A, Class B, 2.355%, 4/15/49(1)	3,000	2,452,674
Series 2021-1A, Class C, 3.475%, 4/15/49(1)	1,499	1,234,136
Diamond Issuer, Series 2021-1A, Class A, 2.305%, 11/20/51(1)	13,011	11,018,322
Driven Brands Funding, LLC, Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	5,530	5,281,679
ExteNet, LLC:
Series 2019-1A, Class A2, 3.204%, 7/26/49(1)	5,465	5,163,805
Series 2019-1A, Class B, 4.14%, 7/26/49(1)	5,431	5,135,638
Series 2019-1A, Class C, 5.219%, 7/26/49(1)	2,000	1,868,956
FMC GMSR Issuer Trust:
Series 2021-GT1, Class A, 3.62%, 7/25/26(1)(2)	6,835	5,433,269
Security	Principal Amount (000's omitted)	Value
FMC GMSR Issuer Trust: (continued)
Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(2)	$7,670	$ 6,210,610
Series 2022-GT1, Class A, 6.19%, 4/25/27(1)	4,447	3,890,547
GM Financial Automobile Leasing Trust, Series 2021-1, Class A3, 0.26%, 2/20/24	11,056	10,952,649
GoodLeap Sustainable Home Solutions Trust:
Series 2021-5CS, Class A, 2.31%, 10/20/48(1)	1,766	1,471,602
Series 2022-2CS, Class A, 4.00%, 4/20/49(1)	10,060	9,203,890
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)	4,785	4,121,499
Horizon Aircraft Finance II, Ltd., Series 2019-1, Class A, 3.721%, 7/15/39(1)	3,835	3,212,155
Horizon Aircraft Finance III, Ltd., Series 2019-2, Class A, 3.425%, 11/15/39(1)	3,925	3,305,132
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	3,732	3,592,200
Series 2021-3, Class B, 0.76%, 2/26/29(1)	3,503	3,352,761
Series 2021-3, Class C, 0.86%, 2/26/29(1)	1,608	1,529,976
Series 2021-3, Class D, 1.009%, 2/26/29(1)	1,559	1,479,562
Series 2021-3, Class E, 2.102%, 2/26/29(1)	995	949,374
LAD Auto Receivables Trust, Series 2022-1A, Class A, 5.21%, 6/15/27(1)	8,804	8,695,558
Lendingpoint Asset Securitization Trust:
Series 2021-B, Class A, 1.11%, 2/15/29(1)	1,300	1,277,555
Series 2022-A, Class A, 1.68%, 6/15/29(1)	7,608	7,483,198
Series 2022-B, Class A, 4.77%, 10/15/29(1)	4,359	4,273,717
LL ABS Trust:
Series 2021-1A, Class A, 1.07%, 5/15/29(1)	1,562	1,498,433
Series 2022-1A, Class A, 3.76%, 11/15/29(1)	5,916	5,806,688
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	807	596,966
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	507	389,448
Marlette Funding Trust:
Series 2019-4A, Class C, 3.76%, 12/17/29(1)	2,357	2,313,872
Series 2021-1A, Class B, 1.00%, 6/16/31(1)	4,157	4,089,534
Mosaic Solar Loan Trust:
Series 2018-1A, Class B, 2.00%, 6/22/43(1)	4,075	3,577,337
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	2,343	2,103,710
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	829	730,261
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	4,114	3,442,601
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	3,143	2,677,467
Series 2021-1A, Class A, 1.51%, 12/20/46(1)	2,028	1,585,446
Series 2021-1A, Class B, 2.05%, 12/20/46(1)	4,164	3,285,355
Series 2021-3A, Class A, 1.44%, 6/20/52(1)	6,152	4,988,510
Series 2022-2A, Class C, 5.95%, 1/21/53(1)	9,530	9,035,706
MVW, LLC, Series 2020-1A, Class A, 1.74%, 10/20/37(1)	547	496,251

7
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	$6,715	$ 5,578,513
NRZ Excess Spread-Collateralized Notes:
Series 2021-FHT1, Class A, 3.104%, 7/25/26(1)	1,472	1,288,724
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	12,397	10,922,868
Octane Receivables Trust, Series 2022-1, Class A2, 4.18%, 3/20/28(1)	5,657	5,559,064
Oportun Funding, LLC, Series 2022-1, Class A, 3.25%, 6/15/29(1)	6,513	6,376,507
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	2,279	2,025,039
Series 2021-B, Class B, 1.96%, 5/8/31(1)	2,687	2,387,139
Series 2021-C, Class A, 2.18%, 10/8/31(1)	16,430	14,518,125
Series 2021-C, Class B, 2.67%, 10/8/31(1)	11,238	9,875,192
Series 2022-2, Class A, 5.94%, 10/9/29(1)	4,774	4,746,619
Pagaya AI Debt Selection Trust:
Series 2021-1, Class A, 1.18%, 11/15/27(1)	1,585	1,549,712
Series 2021-2, 3.00%, 1/25/29(1)	5,048	4,718,104
Series 2021-3, Class A, 1.15%, 5/15/29(1)	6,949	6,735,790
Series 2021-3, Class B, 1.74%, 5/15/29(1)	14,249	13,050,810
Series 2021-3, Class C, 3.27%, 5/15/29(1)	3,250	2,741,759
Series 2021-5, Class B, 2.63%, 8/15/29(1)	8,642	7,893,908
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	4,892	4,613,178
PenFed Auto Receivables Owner Trust, Series 2022-A, Class A2, 3.83%, 12/16/24(1)	6,700	6,662,667
Planet Fitness Master Issuer, LLC, Series 2018-1A, Class A2II, 4.666%, 9/5/48(1)	3,420	3,231,945
PNMAC GMSR Issuer Trust, Series 2018-FT1, Class A, 5.434%, (1 mo. USD LIBOR + 2.35%), 4/25/23(1)(3)	2,250	2,157,384
Prodigy Finance CM DAC, Series 2021-1A, Class A, 4.334%, (1 mo. USD LIBOR + 1.25%), 7/25/51(1)(3)	2,028	1,980,137
Purchasing Power Funding, LLC, Series 2021-A, Class A, 1.57%, 10/15/25(1)	7,760	7,413,288
Santander Drive Auto Receivables Trust, Series 2022-5, Class A2, 3.98%, 1/15/25	6,073	6,036,293
ServiceMaster Funding, LLC, Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	3,121	2,556,048
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	13,857	12,306,260
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	15,485	14,170,087
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	32,970	32,573,432
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	2,720	2,563,281
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	3,000	2,667,261
Sunnova Helios II Issuer, LLC, Series 2021-B, Class B, 2.01%, 7/20/48(1)	8,095	6,497,775
Sunnova Helios IV Issuer, LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	3,066	2,669,992
Security	Principal Amount (000's omitted)	Value
Sunnova Helios IX Issuer, LLC, Series 2022-B, Class A, 5.00%, 8/20/49(1)	$3,956	$ 3,751,638
Sunnova Helios V Issuer, LLC:
Series 2021-A, Class A, 1.80%, 2/20/48(1)	1,104	890,353
Series 2021-A, Class B, 3.15%, 2/20/48(1)	2,496	1,976,775
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class B, 5.47%, 11/1/55(1)	8,285	6,576,707
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	1,929	1,490,996
Theorem Funding Trust:
Series 2021-1A, Class A, 1.21%, 12/15/27(1)	4,874	4,752,905
Series 2021-1A, Class B, 1.84%, 12/15/27(1)	5,446	4,969,653
Series 2022-1A, Class A, 1.85%, 2/15/28(1)	6,849	6,679,662
Upstart Securitization Trust:
Series 2020-1, Class C, 4.899%, 4/22/30(1)	6,316	6,160,457
Series 2020-3, Class C, 6.25%, 11/20/30(1)	4,700	4,621,924
Series 2021-2, Class B, 1.75%, 6/20/31(1)	3,100	2,948,664
Series 2021-3, Class A, 0.83%, 7/20/31(1)	2,296	2,222,993
Vantage Data Centers Issuer, LLC:
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	5,641	5,387,936
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	10,045	8,385,776
Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	3,661	3,178,143
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	6,726	5,472,720
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	663	489,427
Series 2020-A, Class C, 6.657%, 3/15/45(1)	1,064	706,756
Total Asset-Backed Securities (identified cost $594,589,144)		$ 542,937,845

Collateralized Mortgage Obligations — 4.4%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1A, 4.031%, (30-day average SOFR + 1.75%), 3/25/31(1)(3)	$1,436	$ 1,435,981
Series 2021-1A, Class M1B, 4.481%, (30-day average SOFR + 2.20%), 3/25/31(1)(3)	2,360	2,307,387
Series 2021-1A, Class M1C, 5.231%, (30-day average SOFR + 2.95%), 3/25/31(1)(3)	670	649,632
Series 2021-2A, Class M1A, 3.481%, (30-day average SOFR + 1.20%), 6/25/31(1)(3)	4,608	4,573,525
Series 2021-2A, Class M1B, 3.781%, (30-day average SOFR + 1.50%), 6/25/31(1)(3)	4,750	4,549,473
Series 2021-3A, Class A2, 3.281%, (30-day average SOFR + 1.00%), 9/25/31(1)(3)	5,245	4,861,459
Series 2021-3A, Class M1A, 3.281%, (30-day average SOFR + 1.00%), 9/25/31(1)(3)	3,771	3,701,810

8
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2018-DNA1, Class M2AT, 4.134%, (1 mo. USD LIBOR + 1.05%), 7/25/30(3)	$1,031	$ 1,025,875
Series 2019-DNA4, Class M2, 5.034%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(3)	433	429,152
Series 2019-HQA2, Class B1, 7.184%, (1 mo. USD LIBOR + 4.10%), 4/25/49(1)(3)	830	815,263
Series 2019-HQA4, Class B1, 6.034%, (1 mo. USD LIBOR + 2.95%), 11/25/49(1)(3)	2,769	2,686,329
Series 2020-HQA2, Class B1, 7.184%, (1 mo. USD LIBOR + 4.10%), 3/25/50(1)(3)	5,335	5,100,100
Series 2021-DNA3, Class M1, 3.031%, (30-day average SOFR + 0.75%), 10/25/33(1)(3)	1,857	1,830,689
Series 2022-DNA2, Class M1A, 3.581%, (30-day average SOFR + 1.30%), 2/25/42(1)(3)	5,920	5,825,917
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C04, Class 1M2, 7.984%, (1 mo. USD LIBOR + 4.90%), 11/25/24(3)	3,442	3,534,507
Series 2018-R07, Class 1M2, 5.484%, (1 mo. USD LIBOR + 2.40%), 4/25/31(1)(3)	823	825,389
Series 2019-R02, Class 1M2, 5.384%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(3)	314	313,347
Series 2019-R04, Class 2B1, 8.334%, (1 mo. USD LIBOR + 5.25%), 6/25/39(1)(3)	3,544	3,636,661
Series 2019-R05, Class 1B1, 7.184%, (1 mo. USD LIBOR + 4.10%), 7/25/39(1)(3)	2,885	2,899,758
Series 2019-R06, Class 2B1, 6.834%, (1 mo. USD LIBOR + 3.75%), 9/25/39(1)(3)	12,305	12,145,687
Series 2019-R07, Class 1B1, 6.484%, (1 mo. USD LIBOR + 3.40%), 10/25/39(1)(3)	9,350	9,097,832
Series 2020-R02, Class 2B1, 6.084%, (1 mo. USD LIBOR + 3.00%), 1/25/40(1)(3)	6,160	5,601,400
Series 2021-R01, Class 1B2, 8.281%, (30-day average SOFR + 6.00%), 10/25/41(1)(3)	3,995	3,616,574
Home Re, Ltd.:
Series 2021-1, Class M1C, 5.384%, (1 mo. USD LIBOR + 2.30%), 7/25/33(1)(3)	3,645	3,458,457
Series 2021-1, Class M2, 5.934%, (1 mo. USD LIBOR + 2.85%), 7/25/33(1)(3)	3,500	3,159,378
Oaktown Re VI, Ltd., Series 2021-1A, Class M1A, 3.931%, (30-day average SOFR + 1.65%), 10/25/33(1)(3)	2,225	2,226,272
PNMAC GMSR Issuer Trust, Series 2022-GT1, Class A, 6.531%, (30-day average SOFR + 4.25%), 5/25/27(1)(3)	4,820	4,605,256
Preston Ridge Partners Mortgage:
Series 2021-RPL1, Class A1, 1.319%, 7/25/51(1)	3,203	2,920,196
Series 2021-RPL2, Class A1, 1.455%, 10/25/51(1)(2)	1,963	1,745,383
RESIMAC Bastille Trust, Series 2018-1NCA, Class A1, 3.483%, (1 mo. USD LIBOR + 0.85%), 12/5/59(1)(3)	188	187,512
RESIMAC Premier Trust, Series 2020-1A, Class A1A, 3.693%, (1 mo. USD LIBOR + 1.05%), 2/7/52(1)(3)	1,943	1,934,228
Security	Principal Amount (000's omitted)	Value
Toorak Mortgage Corp., Ltd., Series 2020-1, Class A1, 2.734% to 1/25/23, 3/25/23(1)(4)	$3,355	$ 3,338,088
Total Collateralized Mortgage Obligations (identified cost $109,014,637)		$ 105,038,517

Commercial Mortgage-Backed Securities — 8.7%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.719%, 11/5/32(1)(2)	$10,820	$ 8,416,360
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(2)	6,285	4,797,302
BBCMS Mortgage Trust:
Series 2017-DELC, Class A, 3.793%, (1 mo. USD LIBOR + 0.85%), 8/15/36(1)(3)	16,617	16,257,467
Series 2017-DELC, Class D, 4.643%, (1 mo. USD LIBOR + 1.70%), 8/15/36(1)(3)	1,208	1,155,473
Series 2017-DELC, Class E, 5.443%, (1 mo. USD LIBOR + 2.625%), 8/15/36(1)(3)	4,213	3,989,678
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 3.738%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(3)	23,050	22,720,744
Series 2019-XL, Class B, 3.898%, (1 mo. USD LIBOR + 1.08%), 10/15/36(1)(3)	10,595	10,340,470
Series 2021-VOLT, Class B, 3.768%, (1 mo. USD LIBOR + 0.95%), 9/15/36(1)(3)	10,284	9,663,164
Series 2021-VOLT, Class C, 3.918%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(3)	3,122	2,898,474
Series 2021-VOLT, Class D, 4.468%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(3)	9,323	8,681,213
Credit Suisse Mortgage Trust:
Series 2018-SITE, Class C, 4.941%, 4/15/36(1)(2)	5,000	4,709,152
Series 2022-CNTR, Class A, 6.79%, (30-day average SOFR + 3.944%), 1/15/24(1)(3)	2,718	2,533,494
CSMC, Series 2022-NWPT, Class A, 5.989%, (1 mo. SOFR + 3.143%), 9/9/24(1)(3)	3,410	3,414,593
Extended Stay America Trust:
Series 2021-ESH, Class B, 4.198%, (1 mo. USD LIBOR + 1.38%), 7/15/38(1)(3)	3,376	3,256,027
Series 2021-ESH, Class C, 4.518%, (1 mo. USD LIBOR + 1.70%), 7/15/38(1)(3)	6,112	5,887,724
Series 2021-ESH, Class D, 5.068%, (1 mo. USD LIBOR + 2.25%), 7/15/38(1)(3)	3,400	3,264,431
Federal National Mortgage Association, Series 2017-M13, Class A2, 3.028%, 9/25/27(2)	4,570	4,275,298
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 6.334%, (1 mo. USD LIBOR + 3.25%), 10/25/49(1)(3)	3,097	2,945,774
Series 2020-01, Class M7, 5.034%, (1 mo. USD LIBOR + 1.95%), 3/25/50(1)(3)	1,187	1,163,768

9
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust: (continued)
Series 2020-01, Class M10, 6.834%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(3)	$3,545	$ 3,325,788
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 3.968%, (1 mo. USD LIBOR + 1.15%), 5/15/38(1)(3)	17,728	17,300,099
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	4,200	881,779
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(2)	1,920	201,568
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 3.518%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(3)(5)	9,028	8,974,746
Series 2017-CLS, Class B, 3.668%, (1 mo. USD LIBOR + 0.85%), 11/15/34(1)(3)(5)	5,940	5,901,587
Series 2017-CLS, Class C, 3.818%, (1 mo. USD LIBOR + 1.00%), 11/15/34(1)(3)(5)	5,755	5,714,507
Series 2017-CLS, Class E, 4.768%, (1 mo. USD LIBOR + 1.95%), 11/15/34(1)(3)(5)	6,427	6,367,609
Series 2019-BPR, Class A, 4.468%, (1 mo. USD LIBOR + 1.65%), 5/15/36(1)(3)(5)	13,004	12,686,893
VMC Finance, LLC:
Series 2021-HT1, Class A, 4.643%, (1 mo. USD LIBOR + 1.65%), 1/18/37(1)(3)	18,103	17,602,552
Series 2021-HT1, Class B, 7.493%, (1 mo. USD LIBOR + 4.50%), 1/18/37(1)(3)	9,712	9,343,124
Total Commercial Mortgage-Backed Securities (identified cost $223,146,400)		$ 208,670,858

Corporate Bonds — 44.9%

Security	Principal Amount (000's omitted)	Value
Basic Materials — 0.2%
Celanese US Holdings, LLC, 6.165%, 7/15/27	$4,365	$ 4,136,608
		$ 4,136,608
Communications — 1.6%
AT&T, Inc., 2.30%, 6/1/27	$9,050	$ 7,923,141
CCO Holdings, LLC/CCO Holdings Capital Corp.:
5.00%, 2/1/28(1)	5,483	4,737,120
5.125%, 5/1/27(1)	10,390	9,394,015
Level 3 Financing, Inc., 4.25%, 7/1/28(1)	3,000	2,346,840
Nokia Oyj, 4.375%, 6/12/27	12,838	11,588,670
Sirius XM Radio, Inc., 3.125%, 9/1/26(1)	4,276	3,760,742
		$ 39,750,528
Consumer, Cyclical — 5.0%
American Airlines Pass-Through Trust, 4.40%, 9/22/23	$427	$ 411,130
Security	Principal Amount (000's omitted)	Value
Consumer, Cyclical (continued)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26(1)	$12,287	$ 11,560,040
Aptiv PLC/Aptiv Corp., 2.396%, 2/18/25	10,692	9,988,146
Bath & Body Works, Inc., 6.625%, 10/1/30(1)	9,136	7,964,262
Brunswick Corp., 0.85%, 8/18/24	7,728	7,122,640
Delta Air Lines, Inc./SkyMiles IP, Ltd.:
4.50%, 10/20/25(1)	8,526	8,280,925
4.75%, 10/20/28(1)	10,953	10,216,120
Ferguson Finance PLC, 4.25%, 4/20/27(1)	5,000	4,689,044
Ford Motor Credit Co., LLC, 3.375%, 11/13/25	6,000	5,309,681
General Motors Financial Co., Inc.:
1.20%, 10/15/24	11,946	10,975,995
4.28%, (SOFR + 1.30%), 4/7/25(3)	5,092	5,012,892
4.30%, 4/6/29	7,632	6,641,329
Genuine Parts Co., 1.75%, 2/1/25	5,154	4,763,076
Hyatt Hotels Corp., 1.80%, 10/1/24	6,319	5,929,866
Lithia Motors, Inc., 4.625%, 12/15/27(1)	6,500	5,655,664
Magallanes, Inc., 4.054%, 3/15/29(1)	7,000	6,054,183
Nordstrom, Inc., 2.30%, 4/8/24	3,428	3,192,051
Warnermedia Holdings, Inc., 4.76%, (SOFR + 1.78%), 3/15/24(1)(3)	6,825	6,808,818
		$ 120,575,862
Consumer, Non-cyclical — 3.3%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	$8,545	$ 7,511,520
4.25%, 11/1/29(1)	3,000	2,621,482
Avantor Funding, Inc., 4.625%, 7/15/28(1)	5,095	4,545,504
Block Financial, LLC, 3.875%, 8/15/30	3,743	3,201,640
Centene Corp.:
2.50%, 3/1/31	2,556	1,932,110
4.25%, 12/15/27	15,882	14,561,015
Coca-Cola Europacific Partners PLC:
0.80%, 5/3/24(1)	5,000	4,667,156
1.50%, 1/15/27(1)	9,377	8,037,917
CVS Pass-Through Trust, 6.036%, 12/10/28	970	963,251
Hikma Finance USA, LLC, 3.25%, 7/9/25(6)	7,304	6,811,783
Keurig Dr Pepper, Inc., 0.75%, 3/15/24	6,166	5,812,177
Kraft Heinz Foods Co., 3.875%, 5/15/27	15,000	14,036,212
Perrigo Finance Unlimited Co., 3.90%, 12/15/24	250	233,824
Smithfield Foods, Inc., 2.625%, 9/13/31(1)	4,498	3,304,383
		$ 78,239,974
Energy — 0.2%
NuStar Logistics, L.P., 5.75%, 10/1/25	$4,828	$ 4,481,084

10
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Energy (continued)
TerraForm Power Operating, LLC, 5.00%, 1/31/28(1)	$1,000	$ 882,385
		$ 5,363,469
Financial — 29.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
1.65%, 10/29/24	$4,203	$ 3,843,543
1.75%, 10/29/24	7,000	6,373,567
1.75%, 1/30/26	3,000	2,568,720
4.125%, 7/3/23	6,055	6,009,617
4.50%, 9/15/23	5,591	5,513,409
4.625%, 10/15/27	3,019	2,715,584
6.50%, 7/15/25	2,768	2,764,974
Air Lease Corp., 2.875%, 1/15/26	6,823	6,114,238
American Assets Trust, L.P., 3.375%, 2/1/31	4,301	3,422,156
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(7)	6,350	5,775,884
Banco Santander S.A.:
1.722% to 9/14/26, 9/14/27(7)	5,000	4,142,347
5.147%, 8/18/25	10,200	9,903,283
5.294%, 8/18/27	6,000	5,659,201
Bank of America Corp.:
1.197% to 10/24/25, 10/24/26(7)	6,362	5,556,019
1.319% to 6/19/25, 6/19/26(7)	24,600	21,857,011
1.53% to 12/6/24, 12/6/25(7)	11,500	10,527,756
1.658% to 3/11/26, 3/11/27(7)	7,000	6,071,763
1.734% to 7/22/26, 7/22/27(7)	13,829	11,877,656
4.376% to 4/27/27, 4/27/28(7)	9,700	9,101,128
4.948% to 7/22/27, 7/22/28(7)	18,700	17,986,993
Bank of Nova Scotia (The):
3.53%, (SOFR + 0.55%), 9/15/23(3)(8)	8,000	7,973,588
3.88%, (SOFR + 0.90%), 4/11/25(3)	10,000	9,921,434
BBVA Bancomer S.A./Texas, 1.875%, 9/18/25(1)	6,660	5,973,696
BNP Paribas S.A.:
1.675% to 6/30/26, 6/30/27(1)(7)	8,425	7,136,392
4.375%, 9/28/25(1)	3,000	2,851,354
Bread Financial Holdings, Inc., 4.75%, 12/15/24(1)	10,514	9,193,074
Capital One Financial Corp.:
3.273% to 3/1/29, 3/1/30(7)	4,755	3,981,789
3.75%, 7/28/26	14,222	13,166,543
4.927% to 5/10/27, 5/10/28(7)	9,085	8,664,500
CI Financial Corp., 3.20%, 12/17/30	3,788	2,750,742
Citigroup, Inc.:
1.281% to 11/3/24, 11/3/25(7)	1,897	1,734,259
4.00% to 12/10/25(7)(9)	5,060	4,275,700
4.658% to 5/24/27, 5/24/28(7)	15,500	14,742,706
Security	Principal Amount (000's omitted)	Value
Financial (continued)
Citigroup, Inc.: (continued)
5.61% to 9/29/25, 9/29/26	$23,395	$ 23,282,181
Credit Agricole S.A., 1.247% to 1/26/26, 1/26/27(1)(7)	10,700	9,118,685
Danske Bank A/S:
1.171% to 12/8/22, 12/8/23(1)(7)	8,500	8,422,217
1.226%, 6/22/24(1)	5,573	5,179,891
1.621% to 9/11/25, 9/11/26(1)(7)	4,647	4,026,002
Discover Bank, 4.682% to 8/9/23, 8/9/28(7)	8,854	8,492,840
DNB Bank ASA, 1.535% to 5/25/26, 5/25/27(1)(7)	5,000	4,306,186
Enact Holdings, Inc., 6.50%, 8/15/25(1)	16,750	16,035,194
EPR Properties, 4.50%, 6/1/27	12,800	11,067,245
Extra Space Storage L.P., 3.90%, 4/1/29	2,650	2,362,576
Federation des Caisses Desjardins du Quebec, 4.40%, 8/23/25(1)	10,783	10,435,191
GA Global Funding Trust:
2.25%, 1/6/27(1)	11,545	10,013,933
4.34%, (SOFR + 1.36%), 4/11/25(1)(3)	10,000	9,770,916
Goldman Sachs Group, Inc. (The):
1.948% to 10/21/26, 10/21/27(7)	13,967	11,961,705
2.64% to 2/24/27, 2/24/28(7)	31,420	27,296,571
3.56%, (SOFR + 0.58%), 3/8/24(3)	14,197	14,075,073
4.37%, (SOFR + 1.39%), 3/15/24(3)	9,800	9,843,228
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	13,807	11,097,169
6.00%, 4/15/25(1)(8)	6,656	6,275,909
HSBC Holdings PLC:
0.732% to 8/17/23, 8/17/24(7)	7,824	7,461,655
2.251% to 11/22/26, 11/22/27(7)	6,414	5,397,055
4.755% to 6/9/27, 6/9/28(7)	1,796	1,652,444
ING Groep NV, 1.726% to 4/1/26, 4/1/27(7)	5,000	4,291,986
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	4,394	3,404,955
5.00%, 7/15/28(1)	7,646	6,591,158
JPMorgan Chase & Co.:
1.04% to 2/4/26, 2/4/27(7)	25,000	21,269,811
1.47% to 9/22/26, 9/22/27(7)	11,468	9,710,695
1.578% to 4/22/26, 4/22/27(7)	9,000	7,779,891
4.851% to 7/25/27, 7/25/28(7)	30,379	29,200,673
Lloyds Banking Group PLC:
0.695% to 5/11/23, 5/11/24(7)	4,000	3,874,697
2.438% to 2/5/25, 2/5/26(7)	4,905	4,510,451
Macquarie Bank, Ltd.:
3.052% to 3/3/31, 3/3/36(1)(7)	3,117	2,288,103
3.624%, 6/3/30(1)	3,984	3,229,405
Macquarie Group, Ltd., 1.201% to 10/14/24, 10/14/25(1)(7)	5,000	4,555,031

11
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
Nationwide Building Society, 0.55%, 1/22/24(1)	$8,809	$ 8,282,758
Newmark Group, Inc., 6.125%, 11/15/23	14,113	13,923,491
OneMain Finance Corp.:
3.50%, 1/15/27	7,159	5,590,732
5.625%, 3/15/23	4,199	4,183,865
7.125%, 3/15/26	1,938	1,749,930
Radian Group, Inc.:
4.875%, 3/15/27	5,550	4,927,456
6.625%, 3/15/25	5,610	5,475,023
Rocket Mortgage, LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/26(1)	7,000	5,750,605
Santander UK Group Holdings PLC, 1.532% to 8/21/25, 8/21/26(7)	5,400	4,686,902
Societe Generale S.A., 1.488% to 12/14/25, 12/14/26(1)(7)	13,600	11,523,623
Standard Chartered PLC:
1.214% to 3/23/24, 3/23/25(1)(7)	1,970	1,847,838
1.456% to 1/14/26, 1/14/27(1)(7)	3,503	2,969,499
1.822% to 11/23/24, 11/23/25(1)(7)	6,397	5,806,595
Sun Communities Operating, L.P., 2.30%, 11/1/28	2,227	1,789,940
Swedbank AB, 5.337%, 9/20/27(1)	10,690	10,371,386
Synchrony Bank, 5.625%, 8/23/27	10,694	10,254,136
Synovus Bank/Columbus, GA, 4.00% to 10/29/25, 10/29/30(7)	2,946	2,744,303
Synovus Financial Corp., 3.125%, 11/1/22	5,545	5,536,153
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(7)	3,909	3,371,638
Toronto-Dominion Bank (The), 3.57%, (SOFR + 0.59%), 9/10/26(3)	4,953	4,791,213
Truist Financial Corp., 1.125%, 8/3/27	8,238	6,756,209
UBS AG, 1.25%, 6/1/26(1)	5,143	4,438,081
UBS Group AG:
1.494% to 8/10/26, 8/10/27(1)(7)	10,000	8,412,773
4.703% to 8/5/26, 8/5/27(1)(7)	2,348	2,228,325
UniCredit SpA, 2.569% to 9/22/25, 9/22/26(1)(7)	8,524	7,311,478
Wells Fargo & Co., 4.30%, (SOFR + 1.32%), 4/25/26(3)	15,000	14,930,795
		$ 718,086,095
Industrial — 1.7%
Jabil, Inc., 3.00%, 1/15/31	$13,955	$ 11,041,535
SMBC Aviation Capital Finance DAC, 3.55%, 4/15/24(1)	3,800	3,655,455
TD SYNNEX Corp.:
1.25%, 8/9/24	6,500	5,981,363
1.75%, 8/9/26	8,000	6,809,430
Teledyne Technologics, Inc., 0.95%, 4/1/24	14,000	13,082,396
		$ 40,570,179
Security	Principal Amount (000's omitted)	Value
Technology — 1.5%
DXC Technology Co.:
1.80%, 9/15/26	$13,250	$ 11,369,211
2.375%, 9/15/28(8)	2,577	2,107,953
Kyndryl Holdings, Inc.:
2.05%, 10/15/26	6,088	4,897,429
2.70%, 10/15/28	12,332	9,033,073
Seagate HDD Cayman:
3.125%, 7/15/29	2,000	1,469,970
3.375%, 7/15/31	5,000	3,502,176
4.091%, 6/1/29	5,594	4,498,947
		$ 36,878,759
Utilities — 1.5%
AES Corp. (The):
1.375%, 1/15/26	$7,000	$ 6,037,272
2.45%, 1/15/31	4,889	3,747,467
Avangrid, Inc., 3.15%, 12/1/24	7,692	7,361,018
Enel Finance International N.V., 1.375%, 7/12/26(1)	14,665	12,406,648
NextEra Energy Operating Partners, L.P.:
4.25%, 7/15/24(1)	2,281	2,187,435
4.25%, 9/15/24(1)	779	747,638
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	3,663	3,183,513
		$ 35,670,991
Total Corporate Bonds (identified cost $1,200,146,907)		$1,079,272,465

High Social Impact Investments — 0.1%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(10)(11)	$4,000	$ 3,715,040
Total High Social Impact Investments (identified cost $4,000,000)		$ 3,715,040

Preferred Stocks — 0.1%

Security	Shares	Value
Wireless Telecommunication Services — 0.1%
United States Cellular Corp., 5.50%(8)	93,200	$ 1,724,200
Total Preferred Stocks (identified cost $2,330,000)		$ 1,724,200

12
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

Senior Floating-Rate Loans(12) — 2.2%

Borrower/Description	Principal Amount (000's omitted)	Value
Airlines — 0.1%
SkyMiles IP, Ltd., Term Loan, 6.46%, (3 mo. USD LIBOR + 3.75%), 10/20/27	$2,900	$ 2,914,300
		$ 2,914,300
Auto Components — 0.2%
Clarios Global, L.P., Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 4/30/26	$5,087	$ 4,827,835
		$ 4,827,835
Diversified Telecommunication Services — 0.8%
CenturyLink, Inc., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$6,603	$ 6,021,611
UPC Financing Partnership, Term Loan, 5.743%, (1 mo. USD LIBOR + 2.93%), 1/31/29	6,775	6,487,062
Virgin Media Bristol, LLC, Term Loan, 6.068%, (1 mo. USD LIBOR + 3.25%), 1/31/29	2,363	2,293,797
Ziggo Financing Partnership, Term Loan, 5.318%, (1 mo. USD LIBOR + 2.50%), 4/30/28	4,872	4,651,888
		$ 19,454,358
IT Services — 0.1%
Asurion, LLC, Term Loan, 6.365%, (1 mo. USD LIBOR + 3.25%), 12/23/26	$1,729	$ 1,469,820
		$ 1,469,820
Software — 0.8%
Banff Merger Sub, Inc., Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 10/2/25	$5,693	$ 5,410,257
Hyland Software, Inc., Term Loan, 6.615%, (1 mo. USD LIBOR + 3.50%), 7/1/24	2,118	2,056,497
Seattle Spinco, Inc., Term Loan, 5.865%, (1 mo. USD LIBOR + 2.75%), 6/21/24	1,032	1,011,993
Ultimate Software Group, Inc. (The), Term Loan, 6.865%, (1 mo. USD LIBOR + 3.75%), 5/4/26	5,636	5,383,055
VS Buyer, LLC, Term Loan, 6.115%, (1 mo. USD LIBOR + 3.00%), 2/28/27	5,703	5,518,077
		$ 19,379,879
Specialty Retail — 0.2%
Petsmart, Inc., Term Loan, 6.87%, (1 mo. USD LIBOR + 3.75%), 2/11/28	$6,467	$ 6,135,885
		$ 6,135,885
Total Senior Floating-Rate Loans (identified cost $57,043,796)		$ 54,182,077

Taxable Municipal Obligations — 1.1%

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue — 0.9%
California Health Facilities Financing Authority, (No Place Like Home Program):
1.97%, 6/1/23	$2,000	$ 1,968,760
2.02%, 6/1/24	2,500	2,402,125
2.211%, 6/1/25	4,450	4,177,704
Massachusetts, Special Obligation Bonds, Social Bonds, 3.564%, 7/15/23	12,600	12,526,290
		$ 21,074,879
Water and Sewer — 0.2%
Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds, 1.597%, 9/1/25	$2,350	$ 2,156,853
San Diego County Water Authority, CA, Green Bonds, Series A, 0.743%, 5/1/25	1,500	1,361,220
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds:
1.949%, 11/1/22	675	674,285
1.982%, 11/1/23	700	684,684
2.082%, 11/1/24	500	476,065
		$ 5,353,107
Total Taxable Municipal Obligations (identified cost $27,275,000)		$ 26,427,986

U.S. Government Agency Mortgage-Backed Securities — 1.0%

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association, 4.50%, 30-Year, TBA(13)	$26,000	$ 24,740,619
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $25,713,594)		$ 24,740,619

U.S. Treasury Obligations — 12.1%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes:
0.125%, 12/31/22	$13,500	$ 13,390,183
0.125%, 1/31/23	13,500	13,343,904
0.25%, 3/15/24	16,400	15,467,891
0.25%, 5/31/25	16,000	14,394,063
0.375%, 4/15/24	16,400	15,443,547
0.375%, 4/30/25	16,500	14,948,935

13
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes: (continued)
0.50%, 3/31/25	$90,050	$ 82,167,108
0.75%, 12/31/23	3,270	3,130,897
0.875%, 11/15/30	1,025	816,877
1.00%, 12/15/24	3,751	3,495,716
1.125%, 1/15/25	1,767	1,646,554
1.50%, 2/29/24	5,500	5,290,205
1.625%, 5/31/23	23,000	22,631,641
2.625%, 5/31/27	1,500	1,408,418
2.875%, 6/15/25	21,000	20,255,977
3.00%, 6/30/24	20,000	19,566,797
3.00%, 7/15/25	21,000	20,300,273
3.125%, 8/15/25	4,845	4,696,811
3.125%, 8/31/29	7,957	7,553,555
3.25%, 6/30/27	11,550	11,133,568
Total U.S. Treasury Obligations (identified cost $300,674,701)		$ 291,082,920

Short-Term Investments — 3.1%
Affiliated Fund — 2.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(14)	68,969,256	$ 68,969,256
Total Affiliated Fund (identified cost $68,969,256)		$ 68,969,256
Securities Lending Collateral — 0.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(15)	5,776,585	$ 5,776,585
Total Securities Lending Collateral (identified cost $5,776,585)		$ 5,776,585
Total Short-Term Investments (identified cost $74,745,841)		$ 74,745,841
Total Investments — 100.3% (identified cost $2,618,680,020)		$2,412,538,368
Other Assets, Less Liabilities — (0.3)%		$ (7,371,159)
Net Assets — 100.0%		$ 2,405,167,209

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $1,175,705,054 or 48.9% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2022.
(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2022.
(4)	Step coupon security. Interest rate represents the rate in effect at September 30, 2022.
(5)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(6)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of these securities is $6,811,783 or 0.3% of the Fund's net assets.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $5,534,497.
(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(10)	May be deemed to be an affiliated company (see Note 8).
(11)	Restricted security. Total market value of restricted securities amounts to $3,715,040, which represents 0.1% of the net assets of the Fund as of September 30, 2022.
(12)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(13)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(14)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.

14
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

(15)	Represents investment of cash collateral received in connection with securities lending.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	1,111	Long	12/30/22	$ 228,188,985	$(3,709,250)
U.S. 5-Year Treasury Note	(284)	Short	12/30/22	(30,532,219)	262,359
U.S. 10-Year Treasury Note	(599)	Short	12/20/22	(67,125,437)	3,448,480
U.S. Ultra 10-Year Treasury Note	(915)	Short	12/20/22	(108,413,203)	6,879,913
					$ 6,881,502
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$4,000,000

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
USD	– United States Dollar
15
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $2,505,570,013) - including $5,534,497 of securities on loan	$ 2,300,208,730
Investments in securities of affiliated issuers, at value (identified cost $113,110,007)	112,329,638
Receivable for variation margin on open futures contracts	601,991
Cash	1,414,702
Deposits at broker for futures contracts	4,229,000
Receivable for investments sold	93,857,158
Receivable for capital shares sold	3,314,467
Interest receivable	11,416,255
Dividends and interest receivable - affiliated	240,257
Securities lending income receivable	1,049
Tax reclaims receivable	1,423
Trustees' deferred compensation plan	999,278
Total assets	$2,528,613,948
Liabilities
Payable for investments purchased	$ 84,196,831
Payable for when-issued/delayed delivery/forward commitment securities	25,752,594
Payable for capital shares redeemed	4,471,879
Distributions payable	880,590
Deposits for securities loaned	5,776,585
Payable to affiliates:
Investment advisory fee	552,608
Administrative fee	243,246
Distribution and service fees	68,143
Sub-transfer agency fee	8,836
Trustees' deferred compensation plan	999,278
Accrued expenses	496,149
Total liabilities	$ 123,446,739
Net Assets	$2,405,167,209
Sources of Net Assets
Paid-in capital	$ 2,625,266,190
Accumulated loss	(220,098,981)
Net Assets	$2,405,167,209
Class A Shares
Net Assets	$ 260,828,742
Shares Outstanding	17,460,594
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 14.94
Maximum Offering Price Per Share (100 ÷ 97.75 of net asset value per share)	$ 15.28
Class C Shares
Net Assets	$ 15,646,410
Shares Outstanding	1,051,426
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 14.88
16
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class I Shares
Net Assets	$ 1,906,318,786
Shares Outstanding	126,753,827
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.04
Class R6 Shares
Net Assets	$ 222,373,271
Shares Outstanding	14,786,439
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.04

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
17
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income	$ 253,057
Dividend income - affiliated issuers	480,205
Interest and other income (net of foreign taxes withheld of $459)	63,212,677
Interest income - affiliated issuers	858,516
Securities lending income, net	29,848
Total investment income	$ 64,834,303
Expenses
Investment advisory fee	$ 7,031,440
Administrative fee	3,051,901
Distribution and service fees:
Class A	715,411
Class C	200,854
Trustees' fees and expenses	117,099
Custodian fees	55,126
Transfer agency fees and expenses	1,711,608
Accounting fees	469,718
Professional fees	77,576
Registration fees	197,278
Reports to shareholders	113,304
Miscellaneous	98,144
Total expenses	$ 13,839,459
Waiver and/or reimbursement of expenses by affiliate	$ (41,928)
Net expenses	$ 13,797,531
Net investment income	$ 51,036,772
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (38,657,336)
Investment securities - affiliated issuers	356
Futures contracts	24,716,986
Net realized loss	$ (13,939,994)
Change in unrealized appreciation (depreciation):
Investment securities	$ (220,075,080)
Investment securities - affiliated issuers	(595,077)
Futures contracts	3,675,350
Net change in unrealized appreciation (depreciation)	$(216,994,807)
Net realized and unrealized loss	$(230,934,801)
Net decrease in net assets from operations	$(179,898,029)
18
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 51,036,772	$ 34,410,719
Net realized gain (loss)	(13,939,994)	17,856,005
Net change in unrealized appreciation (depreciation)	(216,994,807)	20,483,407
Net increase (decrease) in net assets from operations	$ (179,898,029)	$ 72,750,131
Distributions to shareholders:
Class A	$ (7,159,231)	$ (6,246,566)
Class C	(358,445)	(396,137)
Class I	(56,270,476)	(37,460,923)
Class R6	(4,538,867)	(1,483,505)
Total distributions to shareholders	$ (68,327,019)	$ (45,587,131)
Capital share transactions:
Class A	$ (13,310,965)	$ 30,938,192
Class C	(5,345,187)	(9,646,089)
Class I	180,322,501	556,748,981
Class R6	122,012,212	75,735,297
Net increase in net assets from capital share transactions	$ 283,678,561	$ 653,776,381
Net increase in net assets	$ 35,453,513	$ 680,939,381
Net Assets
At beginning of year	$ 2,369,713,696	$ 1,688,774,315
At end of year	$2,405,167,209	$2,369,713,696
19
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 16.47	$ 16.21	$ 16.13	$ 15.83	$ 16.11
Income (Loss) From Operations
Net investment income(1)	$ 0.28	$ 0.26	$ 0.35	$ 0.45	$ 0.37
Net realized and unrealized gain (loss)	(1.41)	0.36	0.09	0.32	(0.28)
Total income (loss) from operations	$ (1.13)	$ 0.62	$ 0.44	$ 0.77	$ 0.09
Less Distributions
From net investment income	$ (0.29)	$ (0.27)	$ (0.36)	$ (0.47)	$ (0.37)
From net realized gain	(0.11)	(0.09)	—	—	—
Total distributions	$ (0.40)	$ (0.36)	$ (0.36)	$ (0.47)	$ (0.37)
Net asset value — End of year	$ 14.94	$ 16.47	$ 16.21	$ 16.13	$ 15.83
Total Return(2)	(6.99)%	3.87%	2.80%	4.94%	0.59%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$260,829	$301,929	$266,758	$251,080	$258,528
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.76%	0.76%	0.77%	0.81%	0.84%
Net expenses	0.76% (4)	0.76%	0.76%	0.79%	0.84%
Net investment income	1.77%	1.57%	2.18%	2.80%	2.29%
Portfolio Turnover	71% (5)	89% (5)	91% (5)	68%	80%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
20
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 16.40	$ 16.15	$ 16.07	$ 15.77	$ 16.05
Income (Loss) From Operations
Net investment income(1)	$ 0.16	$ 0.14	$ 0.23	$ 0.33	$ 0.25
Net realized and unrealized gain (loss)	(1.40)	0.35	0.09	0.32	(0.28)
Total income (loss) from operations	$ (1.24)	$ 0.49	$ 0.32	$ 0.65	$ (0.03)
Less Distributions
From net investment income	$ (0.17)	$ (0.15)	$ (0.24)	$ (0.35)	$ (0.25)
From net realized gain	(0.11)	(0.09)	—	—	—
Total distributions	$ (0.28)	$ (0.24)	$ (0.24)	$ (0.35)	$ (0.25)
Net asset value — End of year	$ 14.88	$ 16.40	$ 16.15	$ 16.07	$ 15.77
Total Return(2)	(7.67)%	3.04%	2.03%	4.16%	(0.16)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,646	$22,935	$32,087	$48,326	$78,228
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.51%	1.51%	1.52%	1.57%	1.59%
Net expenses	1.51% (4)	1.51%	1.51%	1.55%	1.59%
Net investment income	0.99%	0.85%	1.46%	2.06%	1.55%
Portfolio Turnover	71% (5)	89% (5)	91% (5)	68%	80%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
21
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 16.58	$ 16.32	$ 16.24	$ 15.93	$ 16.20
Income (Loss) From Operations
Net investment income(1)	$ 0.32	$ 0.30	$ 0.39	$ 0.49	$ 0.43
Net realized and unrealized gain (loss)	(1.42)	0.37	0.10	0.33	(0.29)
Total income (loss) from operations	$ (1.10)	$ 0.67	$ 0.49	$ 0.82	$ 0.14
Less Distributions
From net investment income	$ (0.33)	$ (0.32)	$ (0.41)	$ (0.51)	$ (0.41)
From net realized gain	(0.11)	(0.09)	—	—	—
Total distributions	$ (0.44)	$ (0.41)	$ (0.41)	$ (0.51)	$ (0.41)
Net asset value — End of year	$ 15.04	$ 16.58	$ 16.32	$ 16.24	$ 15.93
Total Return(2)	(6.76)%	4.11%	3.05%	5.24%	0.91%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,906,319	$1,928,347	$1,349,828	$1,298,581	$1,043,989
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.51%	0.51%	0.52%	0.56%	0.59%
Net expenses	0.51% (4)	0.51%	0.51%	0.51%	0.52%
Net investment income	2.03%	1.81%	2.43%	3.06%	2.69%
Portfolio Turnover	71% (5)	89% (5)	91% (5)	68%	80%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
22
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Financial Highlights — continued

	Class R6
	Year Ended September 30,			Period Ended September 30,
	2022	2021	2020	2019 (1)
Net asset value — Beginning of period	$ 16.58	$ 16.32	$ 16.24	$ 15.90
Income (Loss) From Operations
Net investment income(2)	$ 0.35	$ 0.30	$ 0.40	$ 0.33
Net realized and unrealized gain (loss)	(1.44)	0.37	0.09	0.34
Total income (loss) from operations	$ (1.09)	$ 0.67	$ 0.49	$ 0.67
Less Distributions
From net investment income	$ (0.34)	$ (0.32)	$ (0.41)	$ (0.33)
From net realized gain	(0.11)	(0.09)	—	—
Total distributions	$ (0.45)	$ (0.41)	$ (0.41)	$ (0.33)
Net asset value — End of period	$ 15.04	$ 16.58	$ 16.32	$ 16.24
Total Return(3)	(6.70)%	4.17%	3.10%	4.25% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$222,373	$116,503	$40,102	$24,575
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.44%	0.45%	0.46%	0.49% (6)
Net expenses	0.44% (7)	0.45%	0.46%	0.46% (6)
Net investment income	2.20%	1.84%	2.46%	3.11% (6)
Portfolio Turnover	71% (8)	89% (8)	91% (8)	68% (9)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
(9)	For the year ended September 30, 2019.
23
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income- producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% (0.50% prior to April 29, 2022) may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.
24

Calvert
Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 542,937,845	$ —	$ 542,937,845
Collateralized Mortgage Obligations	—	105,038,517	—	105,038,517
Commercial Mortgage-Backed Securities	—	208,670,858	—	208,670,858
Corporate Bonds	—	1,079,272,465	—	1,079,272,465
High Social Impact Investments	—	3,715,040	—	3,715,040
Preferred Stocks	1,724,200	—	—	1,724,200
Senior Floating-Rate Loans	—	54,182,077	—	54,182,077
Taxable Municipal Obligations	—	26,427,986	—	26,427,986
U.S. Government Agency Mortgage-Backed Securities	—	24,740,619	—	24,740,619
U.S. Treasury Obligations	—	291,082,920	—	291,082,920
Short-Term Investments:
Affiliated Fund	68,969,256	—	—	68,969,256
Securities Lending Collateral	5,776,585	—	—	5,776,585
Total Investments	$76,470,041	$2,336,068,327	$ —	$2,412,538,368
Futures Contracts	$ 10,590,752	$ —	$ —	$ 10,590,752
Total	$87,060,793	$2,336,068,327	$ —	$2,423,129,120
Liability Description
Futures Contracts	$ (3,709,250)	$ —	$ —	$ (3,709,250)
Total	$ (3,709,250)	$ —	$ —	$ (3,709,250)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged
25

Calvert
Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
G  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
H  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
I  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
K  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
26

Calvert
Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
L  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $750 million	0.280%
Over $750 million	0.275%
For the year ended September 30, 2022, the investment advisory fee amounted to $7,031,440 or 0.28% of the Fund's average daily net assets.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $41,928 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.76%, 1.51%, 0.51% and 0.46% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, no expenses were waived or reimbursed by CRM.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $3,051,901.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $715,411 and $200,854 for Class A shares and Class C shares, respectively.
27

Calvert
Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

The Fund was informed that EVD received $21,675 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2022. The Fund was also informed that EVD received $37,000 and $7,000 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2022 in the amount of $494.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $47,322 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $1,220,823,158 and $1,190,425,330, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $719,386,714 and $557,451,988, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$59,854,435	$38,014,211
Long-term capital gains	$ 8,472,584	$ 7,572,920
During the year ended September 30, 2022, accumulated loss was increased by $594,417 and paid-in capital was increased by $594,417 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Post October capital losses	$ (11,848,905)
Net unrealized depreciation	(207,369,486)
Distributions payable	(880,590)
Accumulated loss	$(220,098,981)
At September 30, 2022, the Fund had a net capital loss of $11,848,905 attributable to security transactions incurred after October 31, 2021 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending September 30, 2023.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
28

Calvert
Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

Aggregate cost	$2,619,907,854
Gross unrealized appreciation	$ 193,059
Gross unrealized depreciation	(207,562,545)
Net unrealized depreciation	$ (207,369,486)
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2022 is included in the Schedule of Investments. During the year ended September 30, 2022, the Fund used futures contracts and options on futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Accumulated loss	$10,590,752 (1)	$(3,709,250) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2022 was as follows:
Statement of Operations Caption
Net realized gain (loss):
Investment securities(1)	$ (213,715)
Futures contracts	24,716,986
Total	$24,503,271
Change in unrealized appreciation (depreciation):
Futures contracts	$ 3,675,350
Total	$ 3,675,350

(1)	Relates to purchased options.
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2022, which is indicative of the volume of this derivative type, was approximately $154,070,000 and $229,991,000, respectively.
The average number of purchased options contracts outstanding during the year ended September 30, 2022, which is indicative of the volume of this derivative type, was approximately 55 contracts.
29

Calvert
Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2022, the total value of securities on loan, including accrued interest, was $5,685,072 and the total value of collateral received was $5,797,898, comprised of cash of $5,776,585 and U.S. government and/or agencies securities of $21,313.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$5,776,585	$ —	$ —	$ —	$5,776,585
The carrying amount of the liability for deposits for securities loaned at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
8  Affiliated Issuers and Funds
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
30

Calvert
Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

In addition to the Notes, the Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2022, the value of the Fund's investment in the Notes and affiliated issuers and funds was $112,329,638, which represents 4.7% of the Fund's net assets. Transactions in the Notes and affiliated issuers and funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units/Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 3.518%, (1 mo. USD LIBOR + 0.70%), 11/15/34	$ 2,126,674	$ 6,894,075	$ —	$ —	$ (44,410)	$ 8,974,746	$ 119,893	$ 9,028,000
Series 2017-CLS, Class B, 3.668%, (1 mo. USD LIBOR + 0.85%), 11/15/34	5,942,149	—	—	—	(37,643)	5,901,587	102,895	5,940,000
Series 2017-CLS, Class C, 3.818%, (1 mo. USD LIBOR + 1.00%), 11/15/34	5,759,059	—	—	—	(44,263)	5,714,507	105,903	5,755,000
Series 2017-CLS, Class E, 4.768%, (1 mo. USD LIBOR + 1.95%), 11/15/34	—	6,421,979	—	—	(54,427)	6,367,609	155,773	6,427,000
Series 2019-BPR, Class A, 4.468%, (1 mo. USD LIBOR + 1.65%), 5/15/36	14,709,964	—	(1,827,947)	(36)	(195,087)	12,686,893	314,052	13,003,621
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	3,931,320	—	—	—	(216,280)	3,715,040	60,000	4,000,000
Short-Term Investments
Cash Reserves Fund	29,671,063	570,072,970	(599,741,458)	392	(2,967)	—	18,307	—
Liquidity Fund	—	622,216,019	(553,246,763)	—	—	68,969,256	461,898	68,969,256
Total				$ 356	$(595,077)	$112,329,638	$1,338,721

(1)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,504,226	$ 87,083,426	6,890,272	$ 113,271,632
Reinvestment of distributions	401,360	6,327,377	334,255	5,487,972
Shares redeemed	(6,899,220)	(108,557,049)	(5,790,681)	(95,158,988)
Converted from Class C	117,730	1,835,281	447,333	7,337,576
Net increase (decrease)	(875,904)	$ (13,310,965)	1,881,179	$ 30,938,192
31

Calvert
Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class C
Shares sold	209,882	$ 3,325,642	462,020	$ 7,539,019
Reinvestment of distributions	21,036	331,714	22,571	368,733
Shares redeemed	(459,514)	(7,167,262)	(624,264)	(10,216,265)
Converted to Class A	(118,191)	(1,835,281)	(448,978)	(7,337,576)
Net decrease	(346,787)	$ (5,345,187)	(588,651)	$ (9,646,089)
Class I
Shares sold	71,451,368	$ 1,137,346,532	66,429,707	$1,099,772,696
Reinvestment of distributions	2,968,649	47,050,074	1,892,978	31,297,927
Shares redeemed	(63,990,499)	(1,004,074,105)	(34,707,931)	(574,321,642)
Net increase	10,429,518	$ 180,322,501	33,614,754	$ 556,748,981
Class R6
Shares sold	12,358,173	$ 193,538,104	4,849,780	$ 80,340,334
Reinvestment of distributions	274,435	4,312,609	77,373	1,280,308
Shares redeemed	(4,874,840)	(75,838,501)	(355,837)	(5,885,345)
Net increase	7,757,768	$ 122,012,212	4,571,316	$ 75,735,297
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
32

Calvert
Short Duration Income Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Short Duration Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Short Duration Income Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years or periods ended September 30, 2020, 2019, and 2018 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
33

Calvert
Short Duration Income Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, 163(j) interest dividends and capital gains dividends
Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Fund designates approximately $150,245, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended September 30, 2022, the Fund designates 80.23% of distributions from net investment income as a 163(j) interest dividend.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2022, $820,100 or, if subsequently determined to be different, the net capital gain of such year.
34

Calvert
Short Duration Income Fund
September 30, 2022
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period. The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
35

Calvert
Short Duration Income Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Short Duration Income Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021. This performance data indicated that the Fund had outperformed the median of its peer universe for the one-, three- and five-year periods ended December 31, 2021. The data also indicated that the Fund had outperformed its benchmark index for the one- and three-year periods ended December 31, 2021, while it had underperformed its benchmark index for the five-year period ended December 31, 2021. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
36

Calvert
Short Duration Income Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each above the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoint in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above a specific asset level. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
37

Calvert
Short Duration Income Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38

Calvert
Short Duration Income Fund
September 30, 2022
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Trustees
Richard L. Baird, Jr. 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
39

Calvert
Short Duration Income Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
40

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

41

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
42

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
43

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24179     9.30.22

Calvert
Ultra-Short Duration Income Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2022
Calvert
Ultra-Short Duration Income Fund

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the two dominant themes during the 12-month period ended September 30, 2022, were persistently high inflation rates in the U.S. and globally, and attempts by central banks to tame rising costs using interest rates to intentionally deflate consumer demand. The result was a period-long sell-off in fixed-income assets, with nearly all major U.S. fixed-income indexes reporting double-digit declines.
In the opening months of the period, interest rates rose and bond prices fell in anticipation the U.S. Federal Reserve (the Fed) would begin tapering its monthly bond purchases, which had helped hold interest rates down during much of the COVID-19 pandemic. In late 2021, the Fed confirmed it would begin reducing the pace of asset purchases beginning in November 2021 and continue in the months ahead. Starting in March 2022, U.S. Treasury rates rose amid mounting concerns over the prospect of multiple rate hikes in 2022.
In February 2022, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food costs through the spring and summer months. In August, Fed Chair Jerome Powell confirmed that fighting inflation remained the U.S. central bank’s top priority. That September, the Fed followed through with its third straight 0.75% rate increase -- its fifth hike of 2022 -- and announced a new year-end federal funds target of 4.40%, up from its previous projection of 3.40%. By period-end, the Bloomberg U.S. Treasury Index (the Treasury Index) had declined 12.94%.
As spreads widened, most other bond asset classes underperformed Treasurys during the period.
Investment-grade corporate bonds experienced one of the worst 12-month periods in U.S. history, with the Bloomberg U.S. Corporate Bond Index (the Corporate Index) declining 18.53%. In a period when lower rated bonds within investment grade and bonds with longer durations generally underperformed higher rated bonds and bonds with shorter durations, the Corporate Index was concentrated in lower rated, longer duration bonds. With a majority of its holdings rated BBB -- the lowest investment-grade credit rating -- and relatively few new issues rated AAA, AA, or A, the investment-grade corporate asset class was exposed to a widespread fixed-income sell-off during the period.
Despite a lower overall credit rating, the high yield corporate asset class outperformed investment-grade assets, as the Bloomberg U.S. Corporate High Yield Index returned -14.14% during the period. Mortgage-backed securities also underperformed Treasurys, with the Bloomberg U.S. Mortgage-Backed Securities Index returning -13.98% and underperforming the Treasury Index.
In contrast, asset-backed securities (ABS) -- securities backed by a range of corporate and consumer debt -- were one of the best-performing fixed-income asset classes, with the Bloomberg Asset-Backed Securities Index returning -5.61% during the period. The relative outperformance of ABS was due mainly to a shorter duration than Treasurys, as represented by the Treasury Index, during a period of rising interest rates.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert Ultra-Short Duration Income Fund (the Fund) returned -1.56% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg 9-12 Months Short Treasury Index (the Index), which returned -1.27%.
The Fund’s sector allocations detracted from performance relative to the Index during the period. Allocations to investment-grade corporate securities and non-agency commercial mortgage-backed securities weighed most on relative returns.
Allocations to asset-backed securities, however, contributed to performance relative to the Index. The Fund’s short interest rate duration further added to relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Performance

Portfolio Manager(s) Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/31/2006	10/31/2006	(1.56)%	0.88%	0.94%
Class I at NAV	01/31/2014	10/31/2006	(1.21)	1.16	1.20
Class R6 at NAV	10/03/2017	10/31/2006	(1.17)	1.18	1.21

Bloomberg 9-12 Months Short Treasury Index	—	—	(1.27)%	1.07%	0.74%

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.76%	0.51%	0.46%
Net	0.72	0.47	0.43
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	09/30/2012	$1,127,034	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2012	$5,641,007	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond holdings)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg 9-12 Months Short Treasury Index measures the performance of U.S. Treasury bills, notes, and bonds with a maturity between nine and twelve months. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Class A, Class I and Class R6 shares are offered at net asset value (NAV). Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A and the performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non- investment grade corporate securities. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 994.80	$3.60 **	0.72%
Class I	$1,000.00	$ 997.10	$2.35 **	0.47%
Class R6	$1,000.00	$ 997.30	$2.15 **	0.43%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.46	$3.65 **	0.72%
Class I	$1,000.00	$1,022.71	$2.38 **	0.47%
Class R6	$1,000.00	$1,022.91	$2.18 **	0.43%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Schedule of Investments

Asset-Backed Securities — 18.4%

Security	Principal Amount (000's omitted)	Value
Affirm Asset Securitization Trust, Series 2021-A, Class A, 0.88%, 8/15/25(1)	$4,170	$ 4,143,819
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class A3, 0.53%, 6/18/25	3,561	3,512,391
Amur Equipment Finance Receivables IX, LLC, Series 2021-1A, Class A2, 0.75%, 11/20/26(1)	2,501	2,405,074
BHG Securitization Trust:
Series 2021-B, Class A, 0.90%, 10/17/34(1)	5,085	4,826,170
Series 2022-B, Class A, 3.75%, 6/18/35(1)	1,725	1,699,538
Chesapeake Funding II, LLC, Series 2020-1A, Class A2, 3.468%, (1 mo. USD LIBOR + 0.65%), 8/15/32(1)(2)	497	496,769
CNH Equipment Trust, Series 2022-B, Class A2, 3.94%, 12/15/25	680	675,385
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	3,476	3,249,462
Conn's Receivables Funding, LLC:
Series 2021-A, Class A, 1.05%, 5/15/26(1)	4,205	4,186,772
Series 2022-A, Class A, 5.87%, 12/15/26(1)	3,956	3,956,094
Consumer Loan Underlying Bond (CLUB) Credit Trust:
Series 2019-HP1, Class B, 3.48%, 12/15/26(1)	380	380,226
Series 2020-P1, Class C, 4.61%, 3/15/28(1)	1,604	1,565,718
Crossroads Asset Trust, Series 2021-A, Class A2, 0.82%, 3/20/24(1)	666	659,251
Donlen Fleet Lease Funding 2, LLC, Series 2021-2, Class A1, 3.086%, (1 mo. USD LIBOR + 0.33%), 12/11/34(1)(2)	2,578	2,563,881
Ford Credit Auto Owner Trust, Series 2022-C, Class A2A, 4.52%, 4/15/25	1,880	1,880,072
GM Financial Automobile Leasing Trust, Series 2021-1, Class A3, 0.26%, 2/20/24	7,286	7,217,965
Hilton Grand Vacations Trust, Series 2020-AA, Class A, 2.74%, 2/25/39(1)	836	786,278
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	1,164	1,120,068
Series 2021-3, Class B, 0.76%, 2/26/29(1)	1,521	1,456,166
Series 2021-3, Class C, 0.86%, 2/26/29(1)	1,700	1,617,560
Series 2021-3, Class D, 1.009%, 2/26/29(1)	679	644,237
Lendingpoint Asset Securitization Trust:
Series 2022-A, Class A, 1.68%, 6/15/29(1)	4,704	4,626,998
Series 2022-C, Class A, 6.56%, 2/15/30(1)	8,760	8,759,458
LL ABS Trust:
Series 2019-1A, Class B, 3.79%, 1/17/28(1)	801	798,925
Series 2021-1A, Class A, 1.07%, 5/15/29(1)	698	669,439
Series 2022-1A, Class A, 3.76%, 11/15/29(1)	5,916	5,806,688
Marlette Funding Trust:
Series 2019-4A, Class C, 3.76%, 12/17/29(1)	2,160	2,121,049
Series 2020-2A, Class C, 2.83%, 9/16/30(1)	571	567,865
Series 2021-2A, Class A, 0.51%, 9/15/31(1)	761	757,054
Security	Principal Amount (000's omitted)	Value
Marlette Funding Trust: (continued)
Series 2021-3A, Class A, 0.65%, 12/15/31(1)	$1,400	$ 1,377,654
MVW, LLC, Series 2020-1A, Class A, 1.74%, 10/20/37(1)	191	173,075
New Residential Advance Receivables Trust, (NRART), Series 2020-APT1, Class AT1, 1.035%, 12/16/52(1)	3,440	3,403,727
Octane Receivables Trust, Series 2021-2A, Class A, 1.21%, 9/20/28(1)	1,826	1,746,813
Oportun Funding, LLC:
Series 2020-1, Class B, 3.45%, 5/15/24(1)	191	191,150
Series 2022-1, Class A, 3.25%, 6/15/29(1)	11,072	10,840,061
Oscar US Funding XII, LLC, Series 2021-1A, Class A2, 0.40%, 3/11/24(1)	559	556,671
Pagaya AI Debt Selection Trust:
Series 2021-1, Class A, 1.18%, 11/15/27(1)	4,664	4,559,253
Series 2021-2, 3.00%, 1/25/29(1)	2,219	2,073,754
Series 2021-3, Class A, 1.15%, 5/15/29(1)	4,436	4,299,650
Series 2021-5, Class A, 1.53%, 8/15/29(1)	3,207	3,096,628
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	2,152	2,028,756
PenFed Auto Receivables Owner Trust, Series 2022-A, Class A2, 3.83%, 12/16/24(1)	2,300	2,287,184
Prodigy Finance CM DAC, Series 2021-1A, Class A, 4.334%, (1 mo. USD LIBOR + 1.25%), 7/25/51(1)(2)	2,929	2,860,656
Prosper Marketplace Issuance Trust, Series 2019-4A, Class C, 4.95%, 2/17/26(1)	2,377	2,350,275
Purchasing Power Funding, LLC, Series 2021-A, Class A, 1.57%, 10/15/25(1)	5,740	5,483,540
Santander Drive Auto Receivables Trust, Series 2022-5, Class A2, 3.98%, 1/15/25	2,120	2,107,186
SoFi Professional Loan Program, LLC, Series 2016-B, Class A1, 4.284%, (1 mo. USD LIBOR + 1.20%), 6/25/33(1)(2)	46	46,003
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	2,540	2,324,264
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	26	25,720
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	1,525	1,355,858
Theorem Funding Trust:
Series 2020-1A, Class B, 3.95%, 10/15/26(1)	449	448,132
Series 2021-1A, Class A, 1.21%, 12/15/27(1)	8,963	8,740,233
Upstart Pass-Through Trust, Series 2020-ST2, Class A, 3.50%, 3/20/28(1)	4,623	4,520,752
Upstart Securitization Trust:
Series 2020-1, Class B, 3.093%, 4/22/30(1)	1,678	1,672,841
Series 2020-1, Class C, 4.899%, 4/22/30(1)	1,622	1,582,055
Series 2021-3, Class A, 0.83%, 7/20/31(1)	836	809,222
Series 2021-4, Class A, 0.84%, 9/20/31(1)	3,476	3,334,119
Series 2021-5 , Class A, 1.31%, 11/20/31(1)	863	834,745
Vantage Data Centers Issuer, LLC, Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	4,955	4,136,538

7
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Verizon Owner Trust, Series 2020-2A, Class A1B, 3.263%, (1 mo. USD LIBOR + 0.27%), 7/22/24(2)	$4,550	$ 4,546,865
Total Asset-Backed Securities (identified cost $161,315,827)		$156,963,752

Collateralized Mortgage Obligations — 4.5%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1A, 4.031%, (30-day average SOFR + 1.75%), 3/25/31(1)(2)	$2,868	$ 2,868,364
Series 2021-1A, Class M1B, 4.481%, (30-day average SOFR + 2.20%), 3/25/31(1)(2)	1,500	1,466,560
Series 2021-2A, Class M1A, 3.481%, (30-day average SOFR + 1.20%), 6/25/31(1)(2)	5,108	5,069,413
Series 2021-3A, Class M1A, 3.281%, (30-day average SOFR + 1.00%), 9/25/31(1)(2)	3,771	3,701,809
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2018-DNA1, Class M2AT, 4.134%, (1 mo. USD LIBOR + 1.05%), 7/25/30(2)	1,636	1,627,950
Series 2019-DNA4, Class M2, 5.034%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(2)	219	216,903
Series 2021-DNA3, Class M1, 3.031%, (30-day average SOFR + 0.75%), 10/25/33(1)(2)	863	850,955
Series 2022-DNA2, Class M1A, 3.581%, (30-day average SOFR + 1.30%), 2/25/42(1)(2)	4,747	4,671,838
Series 2022-HQA1, Class M1A, 4.381%, (30-day average SOFR + 2.10%), 3/25/42(1)(2)	2,117	2,115,420
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C03, Class 2M2, 5.984%, (1 mo. USD LIBOR + 2.90%), 7/25/24(2)	24	24,366
Series 2014-C04, Class 1M2, 7.984%, (1 mo. USD LIBOR + 4.90%), 11/25/24(2)	4,520	4,641,284
Series 2019-R02, Class 1M2, 5.384%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(2)	227	227,030
Series 2019-R06, Class 2B1, 6.834%, (1 mo. USD LIBOR + 3.75%), 9/25/39(1)(2)	1,705	1,682,549
Series 2019-R06, Class 2M2, 5.184%, (1 mo. USD LIBOR + 2.10%), 9/25/39(1)(2)	1,200	1,200,768
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 5.934%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(2)	2,628	2,609,521
RESIMAC Bastille Trust:
Series 2018-1NCA, Class A1, 3.483%, (1 mo. USD LIBOR + 0.85%), 12/5/59(1)(2)	376	375,073
Series 2021-2NCA, Class A1B, 3.72%, (SOFR + 0.74%), 2/3/53(1)(2)	3,957	3,915,558
Security	Principal Amount (000's omitted)	Value
RESIMAC Premier Trust, Series 2020-1A, Class A1A, 3.693%, (1 mo. USD LIBOR + 1.05%), 2/7/52(1)(2)	$1,295	$ 1,289,486
Total Collateralized Mortgage Obligations (identified cost $39,004,023)		$ 38,554,847

Commercial Mortgage-Backed Securities — 8.6%

Security	Principal Amount (000's omitted)	Value
BBCMS Mortgage Trust, Series 2017-DELC, Class A, 3.793%, (1 mo. USD LIBOR + 0.85%), 8/15/36(1)(2)	$3,486	$ 3,410,524
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 3.738%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(2)	10,858	10,702,780
Series 2021-VOLT, Class B, 3.768%, (1 mo. USD LIBOR + 0.95%), 9/15/36(1)(2)	4,129	3,879,923
Series 2021-VOLT, Class C, 3.918%, (1 mo. USD LIBOR + 1.10%), 9/15/36(1)(2)	1,907	1,770,752
Series 2021-VOLT, Class D, 4.468%, (1 mo. USD LIBOR + 1.65%), 9/15/36(1)(2)	1,427	1,329,210
Extended Stay America Trust:
Series 2021-ESH, Class A, 3.898%, (1 mo. USD LIBOR + 1.08%), 7/15/38(1)(2)	7,543	7,317,954
Series 2021-ESH, Class B, 4.198%, (1 mo. USD LIBOR + 1.38%), 7/15/38(1)(2)	3,183	3,070,078
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M7, 5.034%, (1 mo. USD LIBOR + 1.95%), 3/25/50(1)(2)	980	960,777
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 3.968%, (1 mo. USD LIBOR + 1.15%), 5/15/38(1)(2)	3,132	3,056,403
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 3.518%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(2)(3)	12,174	12,102,189
Series 2017-CLS, Class B, 3.668%, (1 mo. USD LIBOR + 0.85%), 11/15/34(1)(2)(3)	11,690	11,614,402
Series 2019-BPR, Class A, 4.468%, (1 mo. USD LIBOR + 1.65%), 5/15/36(1)(2)(3)	5,629	5,491,866
VMC Finance, LLC, Series 2021-HT1, Class A, 4.643%, (1 mo. USD LIBOR + 1.65%), 1/18/37(1)(2)	9,042	8,791,485
Total Commercial Mortgage-Backed Securities (identified cost $75,039,777)		$ 73,498,343

8
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

Corporate Bonds — 49.7%

Security	Principal Amount (000's omitted)	Value
Basic Materials — 0.3%
Celanese US Holdings, LLC, 5.90%, 7/5/24	$3,000	$ 2,960,751
		$ 2,960,751
Communications — 3.0%
CCO Holdings, LLC/CCO Holdings Capital Corp.:
5.00%, 2/1/28(1)	$1,936	$ 1,672,636
5.125%, 5/1/27(1)	7,010	6,338,021
Rogers Communications, Inc., 2.95%, 3/15/25(1)	5,000	4,764,032
Sprint Communications, LLC, 6.00%, 11/15/22	4,500	4,504,500
Sprint Corp., 7.875%, 9/15/23	3,000	3,035,610
Verizon Communications, Inc., 3.48%, (SOFR + 0.50%), 3/22/24(2)	5,000	4,957,827
		$ 25,272,626
Consumer, Cyclical — 4.6%
Brunswick Corp., 0.85%, 8/18/24	$3,575	$ 3,294,959
Daimler Trucks Finance North America, LLC:
3.48%, (SOFR + 0.50%), 6/14/23(1)(2)	3,000	2,992,916
3.58%, (SOFR + 0.60%), 12/14/23(1)(2)	7,500	7,463,500
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, 10/20/25(1)	4,788	4,650,372
General Motors Financial Co., Inc.:
3.60%, (SOFR + 0.62%), 10/15/24(2)	11,698	11,352,374
4.28%, (SOFR + 1.30%), 4/7/25(2)	1,908	1,878,358
Genuine Parts Co., 1.75%, 2/1/25	846	781,832
Hyatt Hotels Corp., 1.30%, 10/1/23	1,087	1,046,147
Nordstrom, Inc., 2.30%, 4/8/24	1,572	1,463,799
Warnermedia Holdings, Inc., 4.76%, (SOFR + 1.78%), 3/15/24(1)(2)	4,550	4,539,212
		$ 39,463,469
Consumer, Non-cyclical — 4.6%
Baxter International, Inc.:
3.24%, (SOFR + 0.26%), 12/1/23(2)	$3,000	$ 2,975,110
3.42%, (SOFR + 0.44%), 11/29/24(2)	3,000	2,931,815
Centene Corp., 4.25%, 12/15/27	5,500	5,042,538
JDE Peet's NV, 0.80%, 9/24/24(1)	7,000	6,411,917
Kraft Heinz Foods Co., 3.875%, 5/15/27	3,200	2,994,392
PerkinElmer, Inc., 0.85%, 9/15/24	7,017	6,513,055
Thermo Fisher Scientific, Inc.:
3.33%, (SOFR + 0.35%), 4/18/23(2)	5,375	5,368,327
3.51%, (SOFR + 0.53%), 10/18/24(2)	1,765	1,746,422
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	6,200	5,738,700
		$ 39,722,276
Security	Principal Amount (000's omitted)	Value
Energy — 0.2%
NuStar Logistics, L.P., 5.75%, 10/1/25	$1,660	$ 1,540,721
		$ 1,540,721
Financial — 32.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
1.75%, 10/29/24	$3,000	$ 2,731,529
3.66%, (SOFR + 0.68%), 9/29/23(2)	7,000	6,852,103
4.125%, 7/3/23	3,000	2,977,515
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand, 4.125%, 11/9/22(1)	4,000	3,996,940
Banco Santander S.A.:
4.048%, (3 mo. USD LIBOR + 1.09%), 2/23/23(2)	3,330	3,330,674
5.147%, 8/18/25	3,000	2,912,730
Bank of America Corp.:
3.64%, (SOFR + 0.66%), 2/4/25(2)	11,000	10,814,372
3.71%, (SOFR + 0.73%), 10/24/24(2)	13,800	13,688,303
4.08%, (SOFR + 1.10%), 4/25/25(2)	5,055	5,037,084
4.827% to 7/22/25, 7/22/26(4)	2,961	2,896,867
Bank of Montreal:
3.33%, (SOFR + 0.35%), 12/8/23(2)	4,200	4,175,500
3.69%, (SOFR + 0.71%), 3/8/24(2)	4,000	3,988,767
Bank of Nova Scotia (The):
3.42%, (SOFR + 0.44%), 4/15/24(2)(5)	5,000	4,955,082
3.53%, (SOFR + 0.55%), 9/15/23(2)	8,500	8,471,938
BBVA Bancomer S.A./Texas, 1.875%, 9/18/25(1)	1,718	1,540,962
BPCE S.A., 3.55%, (SOFR + 0.57%), 1/14/25(1)(2)	4,000	3,946,401
Canadian Imperial Bank of Commerce, 3.32%, (SOFR + 0.34%), 6/22/23(2)	5,000	4,989,027
Capital One Financial Corp.:
3.526%, (3 mo. USD LIBOR + 0.72%), 1/30/23(2)	2,084	2,081,568
3.67%, (SOFR + 0.69%), 12/6/24(2)	12,000	11,731,661
Citigroup, Inc.:
0.776% to 10/30/23, 10/30/24(4)	4,080	3,876,596
1.678% to 5/15/23, 5/15/24(4)	3,723	3,644,183
3.65%, (SOFR + 0.67%), 5/1/25(2)	4,618	4,540,968
3.67%, (SOFR + 0.69%), 1/25/26(2)	2,778	2,709,176
Credit Agricole S.A., 1.247% to 1/26/26, 1/26/27(1)(4)	1,968	1,677,156
Danske Bank A/S, 1.171% to 12/8/22, 12/8/23(1)(4)	4,200	4,161,566
GA Global Funding Trust:
3.48%, (SOFR + 0.50%), 9/13/24(1)(2)	5,000	4,857,526
4.34%, (SOFR + 1.36%), 4/11/25(1)(2)	5,000	4,885,458
Goldman Sachs Group, Inc. (The):
3.47%, (SOFR + 0.49%), 10/21/24(2)	8,000	7,909,608
3.56%, (SOFR + 0.58%), 3/8/24(2)	7,903	7,835,127
3.60%, (SOFR + 0.62%), 12/6/23(2)	10,000	9,928,198

9
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
Goldman Sachs Group, Inc. (The): (continued)
4.37%, (SOFR + 1.39%), 3/15/24(2)	$10,200	$ 10,244,993
HAT Holdings I, LLC/HAT Holdings II, LLC, 6.00%, 4/15/25(1)	3,000	2,828,685
HSBC Holdings PLC, 0.732% to 8/17/23, 8/17/24(4)	6,876	6,557,559
JPMorgan Chase & Co.:
3.56%, (SOFR + 0.58%), 3/16/24(2)	8,440	8,381,233
3.90%, (SOFR + 0.92%), 2/24/26(2)	14,000	13,787,824
4.30%, (SOFR + 1.32%), 4/26/26(2)	4,375	4,349,506
National Bank of Canada, 0.55% to 11/15/23, 11/15/24(4)	3,752	3,553,767
Newmark Group, Inc., 6.125%, 11/15/23	5,950	5,870,104
OneMain Finance Corp., 5.625%, 3/15/23(5)	9,731	9,695,926
Radian Group, Inc.:
4.50%, 10/1/24	2,000	1,894,840
6.625%, 3/15/25	2,000	1,951,880
Santander Holdings USA, Inc., 3.40%, 1/18/23	1,555	1,548,715
Santander UK Group Holdings PLC, 1.532% to 8/21/25, 8/21/26(4)	2,283	1,981,518
Simon Property Group, LP, 3.41%, (SOFR + 0.43%), 1/11/24(2)	5,000	4,960,970
Standard Chartered PLC, 3.91%, (SOFR + 0.93%), 11/23/25(1)(2)	4,000	3,932,131
Synchrony Bank, 5.40%, 8/22/25	3,175	3,098,426
Toronto-Dominion Bank (The), 3.39%, (SOFR + 0.41%), 1/10/25(2)	10,000	9,826,270
Truist Financial Corp., 3.38%, (SOFR + 0.40%), 6/9/25(2)	4,500	4,410,125
UBS AG:
3.30%, (SOFR + 0.32%), 6/1/23(1)(2)	4,000	3,993,462
3.43%, (SOFR + 0.45%), 8/9/24(1)(2)	9,000	8,945,463
UniCredit SpA, 2.569% to 9/22/25, 9/22/26(1)(4)	1,976	1,694,918
Wells Fargo & Co., 4.30%, (SOFR + 1.32%), 4/25/26(2)	5,000	4,976,932
		$275,629,832
Industrial — 0.7%
Jabil, Inc., 1.70%, 4/15/26	$940	$ 817,670
TD SYNNEX Corp., 1.25%, 8/9/24	2,778	2,556,342
Teledyne Technologics, Inc., 0.95%, 4/1/24	3,000	2,803,371
		$ 6,177,383
Technology — 0.9%
Kyndryl Holdings, Inc., 2.05%, 10/15/26	$1,703	$ 1,369,961
Seagate HDD Cayman, 4.75%, 6/1/23	2,740	2,705,666
SK Hynix, Inc., 1.50%, 1/19/26(1)	4,000	3,467,475
		$ 7,543,102
Security	Principal Amount (000's omitted)	Value
Utilities — 3.1%
NextEra Energy Capital Holdings, Inc.:
3.254%, (3 mo. USD LIBOR + 0.27%), 2/22/23(2)	$6,500	$ 6,481,692
3.38%, (SOFR + 0.40%), 11/3/23(2)	10,000	9,909,533
3.52%, (SOFR + 0.54%), 3/1/23(2)	4,014	4,009,084
Southern California Gas Co., 3.62%, (3 mo. USD LIBOR + 0.35%), 9/14/23(2)	5,799	5,779,109
		$ 26,179,418
Total Corporate Bonds (identified cost $436,734,969)		$424,489,578

High Social Impact Investments — 0.1%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(6)(7)	$1,000	$ 928,760
Total High Social Impact Investments (identified cost $1,000,000)		$ 928,760

Senior Floating-Rate Loans — 0.7%(8)

Borrower/Description	Principal Amount (000's omitted)	Value
Airlines — 0.1%
SkyMiles IP, Ltd., Term Loan, 6.46%, (3 mo. USD LIBOR + 3.75%), 10/20/27	$1,250	$ 1,256,164
		$ 1,256,164
Diversified Telecommunication Services — 0.5%
CenturyLink, Inc., Term Loan, 5.365%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$1,984	$ 1,809,513
UPC Financing Partnership, Term Loan, 5.743%, (1 mo. USD LIBOR + 2.93%), 1/31/29	1,500	1,436,250
Virgin Media Bristol, LLC, Term Loan, 6.068%, (1 mo. USD LIBOR + 3.25%), 1/31/29	850	825,107
		$ 4,070,870
Health Care Providers & Services — 0.1%
Select Medical Corporation, Term Loan, 5.62%, (1 mo. USD LIBOR + 2.50%), 3/6/25	$700	$ 678,708
		$ 678,708
Total Senior Floating-Rate Loans (identified cost $6,325,421)		$ 6,005,742

10
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

Taxable Municipal Obligations — 0.5%

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue — 0.5%
Massachusetts, Special Obligation Bonds, Social Bonds, 3.564%, 7/15/23	$4,400	$ 4,374,260
Total Taxable Municipal Obligations (identified cost $4,400,000)		$ 4,374,260

U.S. Treasury Obligations — 12.4%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes:
0.125%, 12/31/22	$9,800	$ 9,720,281
0.125%, 5/15/23	20,000	19,519,340
0.125%, 8/31/23	30,000	28,889,175
0.125%, 9/15/23(5)	31,800	30,572,898
0.25%, 6/15/23	18,000	17,516,850
Total U.S. Treasury Obligations (identified cost $106,799,847)		$106,218,544

Short-Term Investments — 4.7%
Affiliated Fund — 3.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(9)	27,008,480	$ 27,008,480
Total Affiliated Fund (identified cost $27,008,480)		$ 27,008,480
Securities Lending Collateral — 1.6%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(10)	13,392,990	$ 13,392,990
Total Securities Lending Collateral (identified cost $13,392,990)		$ 13,392,990
Total Short-Term Investments (identified cost $40,401,470)		$ 40,401,470
Total Investments — 99.6% (identified cost $871,021,334)		$851,435,296
Other Assets, Less Liabilities — 0.4%		$ 3,061,481
Net Assets — 100.0%		$854,496,777

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $331,544,227 or 38.8% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2022.
(3)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(4)	Security converts to variable rate after the indicated fixed-rate coupon period.
(5)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $13,098,583.
(6)	May be deemed to be an affiliated company (see Note 8).
(7)	Restricted security. Total market value of restricted securities amounts to $928,760, which represents 0.1% of the net assets of the Fund as of September 30, 2022.

11
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Schedule of Investments — continued

(8)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(9)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(10)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	(28)	Short	12/30/22	$(5,750,938)	$ 98,202
U.S. 5-Year Treasury Note	(75)	Short	12/30/22	(8,063,086)	277,100
					$375,302
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$1,000,000

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate

Currency Abbreviations:
USD	– United States Dollar
12
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $813,525,269) - including $13,098,583 of securities on loan	$ 794,289,599
Investments in securities of affiliated issuers, at value (identified cost $57,496,065)	57,145,697
Receivable for variation margin on open futures contracts	24,040
Cash	2,900,356
Deposits at broker for futures contracts	271,500
Receivable for investments sold	16,740,708
Receivable for capital shares sold	1,967,293
Interest receivable	2,715,698
Dividends and interest receivable - affiliated	101,407
Securities lending income receivable	1,861
Receivable from affiliate	41,559
Trustees' deferred compensation plan	681,471
Total assets	$876,881,189
Liabilities
Payable for investments purchased	$ 4,874,709
Payable for capital shares redeemed	2,762,013
Distributions payable	115,390
Deposits for securities loaned	13,392,990
Payable to affiliates:
Investment advisory fee	181,862
Administrative fee	85,224
Distribution and service fees	59,896
Sub-transfer agency fee	32,513
Trustees' deferred compensation plan	681,471
Accrued expenses	198,344
Total liabilities	$ 22,384,412
Net Assets	$854,496,777
Sources of Net Assets
Paid-in capital	$ 892,984,919
Accumulated loss	(38,488,142)
Net Assets	$854,496,777
Class A Shares
Net Assets	$ 281,959,799
Shares Outstanding	29,114,402
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.68
Class I Shares
Net Assets	$ 487,114,897
Shares Outstanding	50,288,729
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.69
13
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class R6 Shares
Net Assets	$ 85,422,081
Shares Outstanding	8,824,584
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.68
14
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income - affiliated issuers	$ 164,954
Interest and other income	15,173,555
Interest income - affiliated issuers	528,305
Securities lending income, net	8,688
Total investment income	$ 15,875,502
Expenses
Investment advisory fee	$ 2,491,967
Administrative fee	1,150,371
Distribution and service fees:
Class A	831,942
Trustees' fees and expenses	43,465
Custodian fees	22,450
Transfer agency fees and expenses	618,685
Accounting fees	217,905
Professional fees	57,660
Registration fees	112,465
Reports to shareholders	38,250
Miscellaneous	36,838
Total expenses	$ 5,621,998
Waiver and/or reimbursement of expenses by affiliate	$ (331,712)
Net expenses	$ 5,290,286
Net investment income	$ 10,585,216
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (3,532,503)
Investment securities - affiliated issuers	(13,522)
Futures contracts	1,152,509
Net realized loss	$ (2,393,516)
Change in unrealized appreciation (depreciation):
Investment securities	$ (21,883,331)
Investment securities - affiliated issuers	(287,359)
Futures contracts	196,731
Net change in unrealized appreciation (depreciation)	$(21,973,959)
Net realized and unrealized loss	$(24,367,475)
Net decrease in net assets from operations	$(13,782,259)
15
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 10,585,216	$ 6,477,621
Net realized loss	(2,393,516)	(497,543)
Net change in unrealized appreciation (depreciation)	(21,973,959)	7,914,977
Net increase (decrease) in net assets from operations	$ (13,782,259)	$ 13,895,055
Distributions to shareholders:
Class A	$ (3,441,541)	$ (2,250,040)
Class I	(6,839,678)	(5,048,977)
Class R6	(1,286,476)	(454,567)
Total distributions to shareholders	$ (11,567,695)	$ (7,753,584)
Capital share transactions:
Class A	$ (40,932,392)	$ 32,604,228
Class I	(105,082,655)	111,407,610
Class R6	4,708,653	48,472,166
Net increase (decrease) in net assets from capital share transactions	$ (141,306,394)	$ 192,484,004
Net increase (decrease) in net assets	$ (166,656,348)	$ 198,625,475
Net Assets
At beginning of year	$1,021,153,125	$ 822,527,650
At end of year	$ 854,496,777	$1,021,153,125
16
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018 (1)
Net asset value — Beginning of year	$ 9.94	$ 9.86	$ 9.98	$ 9.99	$ 10.01
Income (Loss) From Operations
Net investment income(2)	$ 0.09	$ 0.06	$ 0.15	$ 0.24	$ 0.17
Net realized and unrealized gain (loss)	(0.24)	0.09	(0.12)	— (3)	(0.01)
Total income (loss) from operations	$ (0.15)	$ 0.15	$ 0.03	$ 0.24	$ 0.16
Less Distributions
From net investment income	$ (0.11)	$ (0.07)	$ (0.15)	$ (0.25)	$ (0.18)
From net realized gain	—	—	—	—	— (4)
Total distributions	$ (0.11)	$ (0.07)	$ (0.15)	$ (0.25)	$ (0.18)
Net asset value — End of year	$ 9.68	$ 9.94	$ 9.86	$ 9.98	$ 9.99
Total Return(5)	(1.56)%	1.55%	0.35%	2.46%	1.65%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$281,960	$331,648	$296,786	$311,980	$378,257
Ratios (as a percentage of average daily net assets):(6)
Total expenses	0.75%	0.76%	0.76%	0.79%	0.77%
Net expenses	0.72% (7)	0.72%	0.72%	0.74%	0.77%
Net investment income	0.93%	0.58%	1.48%	2.44%	1.73%
Portfolio Turnover	78%	92% (8)	128% (8)	85%	105%

(1)	Per share data reflects a 1.5615-for-1 share split effective June 15, 2018.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $0.005.
(4)	Amount is less than $(0.005).
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(8)	Includes the effect of To Be Announced (TBA) transactions.
17
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018 (1)
Net asset value — Beginning of year	$ 9.94	$ 9.86	$ 9.98	$ 9.99	$ 10.01
Income (Loss) From Operations
Net investment income(2)	$ 0.12	$ 0.08	$ 0.17	$ 0.27	$ 0.21
Net realized and unrealized gain (loss)	(0.24)	0.10	(0.11)	— (3)	(0.03)
Total income (loss) from operations	$ (0.12)	$ 0.18	$ 0.06	$ 0.27	$ 0.18
Less Distributions
From net investment income	$ (0.13)	$ (0.10)	$ (0.18)	$ (0.28)	$ (0.20)
From net realized gain	—	—	—	—	— (4)
Total distributions	$ (0.13)	$ (0.10)	$ (0.18)	$ (0.28)	$ (0.20)
Net asset value — End of year	$ 9.69	$ 9.94	$ 9.86	$ 9.98	$ 9.99
Total Return(5)	(1.21)%	1.80%	0.60%	2.75%	1.89%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$487,115	$605,831	$490,798	$576,065	$540,507
Ratios (as a percentage of average daily net assets):(6)
Total expenses	0.51%	0.51%	0.51%	0.54%	0.53%
Net expenses	0.47% (7)	0.47%	0.47%	0.48%	0.50%
Net investment income	1.19%	0.82%	1.75%	2.70%	2.10%
Portfolio Turnover	78%	92% (8)	128% (8)	85%	105%

(1)	Per share data reflects a 1.5625-for-1 share split effective June 15, 2018.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $0.005.
(4)	Amount is less than $(0.005).
(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(8)	Includes the effect of To Be Announced (TBA) transactions.
18
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Financial Highlights — continued

	Class R6
	Year Ended September 30,				Period Ended September 30,
	2022	2021	2020	2019	2018 (1)(2)
Net asset value — Beginning of period	$ 9.93	$ 9.86	$ 9.98	$ 9.99	$ 10.01
Income (Loss) From Operations
Net investment income(3)	$ 0.12	$ 0.08	$ 0.18	$ 0.27	$ 0.21
Net realized and unrealized gain (loss)	(0.24)	0.09	(0.12)	— (4)	(0.02)
Total income (loss) from operations	$ (0.12)	$ 0.17	$ 0.06	$ 0.27	$ 0.19
Less Distributions
From net investment income	$ (0.13)	$ (0.10)	$ (0.18)	$ (0.28)	$ (0.21)
From net realized gain	—	—	—	—	— (5)
Total distributions	$ (0.13)	$ (0.10)	$ (0.18)	$ (0.28)	$ (0.21)
Net asset value — End of period	$ 9.68	$ 9.93	$ 9.86	$ 9.98	$ 9.99
Total Return(6)	(1.17)%	1.75%	0.64%	2.76%	1.90% (7)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,422	$83,675	$34,944	$50,650	$17,570
Ratios (as a percentage of average daily net assets):(8)
Total expenses	0.46%	0.46%	0.47%	0.50%	0.48% (9)
Net expenses	0.43% (10)	0.43%	0.43%	0.44%	0.48% (9)
Net investment income	1.22%	0.82%	1.85%	2.72%	2.07% (9)
Portfolio Turnover	78%	92% (11)	128% (11)	85%	105% (12)

(1)	Per share data reflects a 1.5629-for-1 share split on June 15, 2018.
(2)	For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(3)	Computed using average shares outstanding.
(4)	Amount is less than $0.005.
(5)	Amount is less than $(0.005).
(6)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(7)	Not annualized.
(8)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(9)	Annualized.
(10)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(11)	Includes the effect of To Be Announced (TBA) transactions.
(12)	For the year ended September 30, 2018.
19
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Ultra-Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers three classes of shares. Class A shares are sold at net asset value and are not subject to a sales charge. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
20

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 156,963,752	$ —	$ 156,963,752
Collateralized Mortgage Obligations	—	38,554,847	—	38,554,847
Commercial Mortgage-Backed Securities	—	73,498,343	—	73,498,343
Corporate Bonds	—	424,489,578	—	424,489,578
High Social Impact Investments	—	928,760	—	928,760
Senior Floating-Rate Loans	—	6,005,742	—	6,005,742
Taxable Municipal Obligations	—	4,374,260	—	4,374,260
U.S. Treasury Obligations	—	106,218,544	—	106,218,544
Short-Term Investments:
Affiliated Fund	27,008,480	—	—	27,008,480
Securities Lending Collateral	13,392,990	—	—	13,392,990
Total Investments	$40,401,470	$811,033,826	$ —	$851,435,296
Futures Contracts	$ 375,302	$ —	$ —	$ 375,302
Total	$40,776,772	$811,033,826	$ —	$851,810,598
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
21

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $1 billion	0.260%
Over $1 billion	0.250%
For the year ended September 30, 2022, the investment advisory fee amounted to $2,491,967 or 0.26% of the Fund’s average daily net assets.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $14,589 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.72%, 0.47% and 0.43% for Class A, Class I and Class R6, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, CRM waived or reimbursed expenses of $317,123.
22

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $1,150,371.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $831,942 for Class A shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $71,285 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $568,984,107 and $635,989,844, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $60,451,503 and $64,892,839, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$11,567,695	$7,753,584
As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 66,335
Deferred capital losses	(18,502,279)
Net unrealized depreciation	(19,936,808)
Distributions payable	(115,390)
Accumulated loss	$(38,488,142)
At September 30, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $18,502,279 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2022, $11,147,496 are short-term and $7,354,783 are long-term.
23

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$871,372,104
Gross unrealized appreciation	$ 451,576
Gross unrealized depreciation	(20,388,384)
Net unrealized depreciation	$ (19,936,808)
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2022 is included in the Schedule of Investments. During the year ended September 30, 2022, the Fund used futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2022, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Accumulated loss	$375,302 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2022 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 1,152,509	$ 196,731
The average notional cost of futures contracts (short) outstanding during the year ended September 30, 2022 was approximately $18,099,000.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2022, the total value of securities on loan, including accrued interest, was $13,109,362 and the total value of collateral received was $13,392,990, comprised of cash.
24

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$ 4,160,438	$ —	$ —	$ —	$ 4,160,438
U.S. Treasury Obligations	9,232,552	—	—	—	9,232,552
Total	$13,392,990	$ —	$ —	$ —	$13,392,990
The carrying amount of the liability for deposits for securities loaned at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2022. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
8  Affiliated Issuers and Funds
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. CRM’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Fund) serves on the CIC Board. In addition, another director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
In addition to the Notes, the Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2022, the value of the Fund's investment in the Notes and affiliated issuers and funds was $57,145,697, which represents 6.7% of the Fund's net assets. Transactions in the Notes and affiliated issuers and funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares/Units, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 3.518%, (1 mo. USD LIBOR + 0.70%), 11/15/34	$10,068,189	$ 2,106,364	$ —	$ —	$ (68,881)	$ 12,102,189	$ 180,361	$ 12,174,000
Series 2017-CLS, Class B, 3.668%, (1 mo. USD LIBOR + 0.85%), 11/15/34	11,694,229	—	—	—	(78,734)	11,614,402	196,752	11,690,000
Series 2019-BPR, Class A, 4.468%, (1 mo. USD LIBOR + 1.65%), 5/15/36	6,367,606	—	(791,030)	—	(79,183)	5,491,866	136,192	5,628,970
25

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares/Units, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	$ 982,830	$ —	$ —	$ —	$ (54,070)	$ 928,760	$ 15,000	$ 1,000,000
Short-Term Investments
Calvert Cash Reserves Fund	66,868,535	471,031,669	(537,880,191)	(13,522)	(6,491)	—	11,286	—
Liquidity Fund	—	259,430,946	(232,422,466)	—	—	27,008,480	153,668	27,008,480
Total				$(13,522)	$(287,359)	$57,145,697	$693,259

(1)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,198,319	$ 81,004,552	12,160,121	$ 120,763,022
Reinvestment of distributions	336,021	3,279,876	214,067	2,125,323
Shares redeemed	(12,793,212)	(125,216,820)	(9,094,134)	(90,284,117)
Net increase (decrease)	(4,258,872)	$ (40,932,392)	3,280,054	$ 32,604,228
Class I
Shares sold	29,346,462	$ 288,147,742	43,389,045	$ 431,093,359
Reinvestment of distributions	631,345	6,168,815	417,763	4,148,423
Shares redeemed	(40,642,405)	(399,399,212)	(32,609,188)	(323,834,172)
Net increase (decrease)	(10,664,598)	$(105,082,655)	11,197,620	$ 111,407,610
Class R6
Shares sold	13,364,970	$ 131,340,157	5,412,732	$ 53,744,357
Reinvestment of distributions	131,759	1,286,331	45,787	454,384
Shares redeemed	(13,098,207)	(127,917,835)	(577,640)	(5,726,575)
Net increase	398,522	$ 4,708,653	4,880,879	$ 48,472,166
26

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Notes to Financial Statements — continued

10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
27

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Duration Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Ultra-Short Duration Income Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years or periods ended September 30, 2020, 2019, and 2018, were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
28

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2022, the Fund designates 92.78% of distributions from net investment income as a 163(j) interest dividend.
29

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period. The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
30

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Ultra-Short Duration Income Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021. This performance data indicated that the Fund had outperformed the median of its peer universe for the one- and three-year periods ended December 31, 2021, while it had underperformed the median of its peer universe for the five-year period ended December 31, 2021. This performance data also indicated that the Fund had outperformed its benchmark index for the one-year period ended December 31, 2021, while it had underperformed its benchmark index for the three- and five-year periods ended December 31, 2021. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each above the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
31

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoint in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above a specific asset level. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
32

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
33

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Trustees
Richard L. Baird, Jr. 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
34

Calvert
Ultra-Short Duration Income Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
35

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

36

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
37

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24183     9.30.22

Calvert
Mortgage Access Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2022
Calvert
Mortgage Access Fund

Calvert
Mortgage Access Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the two dominant themes during the 12-month period ended September 30, 2022, were persistently high inflation rates in the U.S. and globally, and attempts by central banks to tame rising costs using interest rates to intentionally deflate consumer demand. The result was a period-long sell-off in fixed-income assets, with nearly all major U.S. fixed-income indexes reporting double-digit declines.
In the opening months of the period, interest rates rose and bond prices fell in anticipation the U.S. Federal Reserve (the Fed) would begin tapering its monthly bond purchases, which had helped hold interest rates down during much of the COVID-19 pandemic. In late 2021, the Fed confirmed it would begin reducing the pace of asset purchases beginning in November 2021 and continue in the months ahead. Starting in March 2022, U.S. Treasury rates rose amid mounting concerns over the prospect of multiple rate hikes in 2022.
In February 2022, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food costs through the spring and summer months. In August, Fed Chair Jerome Powell confirmed that fighting inflation remained the U.S. central bank’s top priority. That September, the Fed followed through with its third straight 0.75% rate increase -- its fifth hike of 2022 -- and announced a new year-end federal funds target of 4.40%, up from its previous projection of 3.40%. By period-end, the Bloomberg U.S. Treasury Index (the Treasury Index) had declined 12.94%.
As spreads widened, most other bond asset classes underperformed Treasurys during the period.
Investment-grade corporate bonds experienced one of the worst 12-month periods in U.S. history, with the Bloomberg U.S. Corporate Bond Index (the Corporate Index) declining 18.53%. In a period when lower rated bonds within investment grade and bonds with longer durations generally underperformed higher rated bonds and bonds with shorter durations, the Corporate Index was concentrated in lower rated, longer duration bonds. With a majority of its holdings rated BBB -- the lowest investment-grade credit rating -- and relatively few new issues rated AAA, AA, or A, the investment-grade corporate asset class was exposed to a widespread fixed-income sell-off during the period.
Despite a lower overall credit rating, the high yield corporate asset class outperformed investment-grade assets, as the Bloomberg U.S. Corporate High Yield Index returned -14.14% during the period. Mortgage-backed securities also underperformed Treasurys, with the Bloomberg U.S. Mortgage-Backed Securities Index returning -13.98% and underperforming the Treasury Index.
In contrast, asset-backed securities (ABS) -- securities backed by a range of corporate and consumer debt -- were one of the best-performing fixed-income asset classes, with the Bloomberg Asset-Backed Securities Index returning -5.61% during the period. The relative outperformance of ABS was due mainly to a shorter duration than Treasurys, as represented by the Treasury Index, during a period of rising interest rates.
Fund Performance
For the five-month period since its inception (April 29, 2022) to September 30, 2022, Calvert Mortgage Access Fund (the Fund) returned -2.37% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg U.S. Mortgage Backed Securities Index (the Index), which returned -5.84%.
The Fund’s shorter-than-Index duration contributed strongly to returns relative to the Index during the period. Security selections, particularly those reflecting higher coupon rates in mortgage-backed securities versus the Index, also enhanced relative performance, as did allocations to high-coupon residential credit bonds and interest-only mortgage bonds. The Fund’s overweight exposure to Ginnie Mae versus Fannie Mae or Freddie Mac securities also contributed to performance relative to the Index during the period.
In contrast, the Fund’s purchase of certain bonds with ESG -- environmental, social, and governance -- characteristics detracted from returns relative to the Index, as these bonds underperformed during a period of discounted bond prices.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Mortgage Access Fund
September 30, 2022
Performance

Portfolio Manager(s) Andrew Szczurowski, CFA and Alexander Payne, CFA, each of Calvert Research and Management
% Cumulative Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	04/29/2022	04/29/2022	—%	—%	(2.37)%
Class A with 3.25% Maximum Sales Charge	—	—	—	—	(5.58)
Class C at NAV	04/29/2022	04/29/2022	—	—	(2.70)
Class C with 1% Maximum Deferred Sales Charge	—	—	—	—	(3.67)
Class I at NAV	04/29/2022	04/29/2022	—	—	(2.30)
Class R6 at NAV	04/29/2022	04/29/2022	—	—	(2.24)

Bloomberg U.S. Mortgage Backed Securities Index	—	—	(13.98)%	(0.92)%	(5.84)%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.94%	1.69%	0.69%	0.69%
Net	0.74	1.49	0.49	0.49
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	04/29/2022	$9,730	N.A.
Class I, at minimum investment	$1,000,000	04/29/2022	$977,010	N.A.
Class R6, at minimum investment	$5,000,000	04/29/2022	$4,888,131	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Mortgage Access Fund
September 30, 2022
Fund Profile

Asset Allocation (% of total investments)
4

Calvert
Mortgage Access Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Mortgage Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Cumulative Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Cumulative Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance for periods of more than one year represents the average annual total return for such period.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
Mortgage Access Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 29, 2022 to September 30, 2022). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/29/22)	Ending Account Value (9/30/22)	Expenses Paid During Period (4/29/22 – 9/30/22)	Annualized Expense Ratio
Actual *
Class A	$1,000.00	$976.30	$2.77 **	0.66%
Class C	$1,000.00	$973.00	$5.91 **	1.41%
Class I	$1,000.00	$977.00	$1.72 **	0.41%
Class R6	$1,000.00	$977.60	$1.72 **	0.41%

	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period (4/1/22 – 9/30/22)	Annualized Expense Ratio
Hypothetical ***
(5% return per year before expenses)
Class A	$1,000.00	$1,021.76	$3.35 **	0.66%
Class C	$1,000.00	$1,018.00	$7.13 **	1.41%
Class I	$1,000.00	$1,023.01	$2.08 **	0.41%
Class R6	$1,000.00	$1,023.01	$2.08 **	0.41%

*	The Fund had not commenced operations on April 1, 2022. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 155/365 (to reflect the period from the commencement of operations on April 29, 2022 to September 30, 2022). The Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on
April 29, 2022.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
***	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on April 29, 2022.
6

Calvert
Mortgage Access Fund
September 30, 2022
Schedule of Investments

Collateralized Mortgage Obligations — 28.8%

Security	Principal Amount (000's omitted)	Value
Angel Oak Mortgage Trust I, LLC, Series 2019-1, Class B1, 5.40%, 11/25/48(1)(2)	$250	$ 248,368
Bellemeade Re, Ltd., Series 2022-2, Class M1A, 6.285%, (30-day average SOFR + 4.00%), 9/27/32(1)(3)	500	501,202
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A3, 1.956%, 4/25/60(1)(2)	149	136,486
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	496	433,871
CHNGE Mortgage Trust:
Series 2022-4, Class A1, 6.00%, 10/25/57(1)(2)	1,000	982,119
Series 2022-NQM1, Class A3, 5.82%, 6/25/67(1)(2)	100	96,662
Series 2022-NQM1, Class M1, 5.82%, 6/25/67(1)(2)	500	435,117
Deephaven Residential Mortgage Trust:
Series 2020-2, Class B2, 5.866%, 5/25/65(1)(2)	500	479,529
Series 2020-2, Class M1, 4.112%, 5/25/65(1)(2)	500	488,033
FARM Mortgage Trust, Series 2022-1, Class B, 2.942%, 1/25/52(1)(2)	395	254,404
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-HQA3, Class B2, 10.584%, (1 mo. USD LIBOR + 7.50%), 9/25/49(1)(3)	250	243,831
Series 2021-HQA4, Class M2, 4.631%, (30-day average SOFR + 2.35%), 12/25/41(1)(3)	218	181,621
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R04, Class 2B1, 8.334%, (1 mo. USD LIBOR + 5.25%), 6/25/39(1)(3)	664	681,874
Series 2019-R06, Class 2B1, 6.834%, (1 mo. USD LIBOR + 3.75%), 9/25/39(1)(3)	250	246,774
GCAT Trust:
Series 2022-NQM4, Class A3, 5.73% to 8/25/25, 8/25/67(1)(4)	99	96,228
Series 2022-NQM4, Class M1, 5.76%, 8/25/67(1)(2)	100	89,602
Government National Mortgage Association:
Series 2021-160, Class DI, 3.00%, 9/20/51(5)	658	99,820
Series 2022-126, Class AS, 1.406%, (30-day average SOFR + 3.69%), 7/20/52(3)(5)	896	15,185
New Residential Mortgage Loan Trust, Series 2021-NQM2R, Class M1, 2.201%, 10/25/58(1)(2)	130	107,768
NewRez Warehouse Securitization Trust, Series 2021-1, Class F, 8.334%, (1 mo. USD LIBOR + 5.25%), 5/25/55(1)(3)	250	245,356
PNMAC GMSR Issuer Trust, Series 2022-GT1, Class A, 6.531%, (30-day average SOFR + 4.25%), 5/25/27(1)(3)	500	477,724
Radnor RE, Ltd., Series 2022-1, Class M1A, 5.933%, (30-day average SOFR + 3.75%), 9/25/32(1)(3)	500	500,655
Security	Principal Amount (000's omitted)	Value
Triangle Re, Ltd., Series 2021-2, Class M1A, 5.134%, (1 mo. USD LIBOR + 2.05%), 10/25/33(1)(3)	$60	$ 59,810
Total Collateralized Mortgage Obligations (identified cost $7,204,402)		$ 7,102,039

U.S. Government Agency Mortgage-Backed Securities — 75.1%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
Pool #QE6589, 5.00%, 8/1/52	$250	$ 243,158
Pool #QE9457, 5.00%, 9/1/52(6)	250	243,932
Pool #QF0950, 5.00%, 10/1/52	250	244,128
Federal National Mortgage Association:
4.00%, with various maturities to 2052	198	184,773
4.50%, with various maturities to 2052	1,776	1,692,637
5.00%, with various maturities to 2052	1,846	1,801,382
Government National Mortgage Association:
4.00%, with various maturities to 2052	1,113	1,041,632
4.50%, with various maturities to 2052	1,383	1,326,421
5.00%, with various maturities to 2052	6,189	6,090,108
5.00%, 30-Year, TBA(7)	2,450	2,394,361
5.50%, with various maturities to 2052(6)	1,249	1,258,861
5.50%, 30-Year, TBA(7)	2,000	1,989,334
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $19,204,893)		$18,510,727

Short-Term Investments — 19.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(8)	4,695,050	$ 4,695,050
Total Short-Term Investments (identified cost $4,695,050)		$ 4,695,050
Total Investments — 123.0% (identified cost $31,104,345)		$30,307,816
Other Assets, Less Liabilities — (23.0)%		$ (5,666,867)
Net Assets — 100.0%		$ 24,640,949

7

Calvert
Mortgage Access Fund
September 30, 2022
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $6,987,034 or 28.4% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2022.
(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2022.
(4)	Step coupon security. Interest rate represents the rate in effect at September 30, 2022.
(5)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(6)	When-issued security.
(7)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(8)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
8

Calvert
Mortgage Access Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $26,409,295)	$ 25,612,766
Investments in securities of affiliated issuers, at value (identified cost $4,695,050)	4,695,050
Cash	11,383
Receivable for capital shares sold	5,000
Interest receivable	90,254
Dividends receivable - affiliated	14,046
Deferred offering costs	53,311
Total assets	$30,481,810
Liabilities
Payable for investments purchased	$ 504,056
Payable for when-issued/delayed delivery/forward commitment securities	5,216,810
Payable to affiliates:
Investment advisory fee	4,732
Administrative fee	2,463
Distribution and service fees	53
Sub-transfer agency fee	23
Other	62,677
Accrued expenses	50,047
Total liabilities	$ 5,840,861
Net Assets	$24,640,949
Sources of Net Assets
Paid-in capital	$ 25,482,230
Accumulated loss	(841,281)
Net Assets	$24,640,949
Class A Shares
Net Assets	$ 64,513
Shares Outstanding	6,671
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.67
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 9.99
Class C Shares
Net Assets	$ 48,639
Shares Outstanding	5,031
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 9.67
Class I Shares
Net Assets	$ 24,478,955
Shares Outstanding	2,531,859
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.67
9
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class R6 Shares
Net Assets	$ 48,842
Shares Outstanding	5,052
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.67

On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
10
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2022
Statement of Operations

Period Ended
September 30, 2022(1)
Investment Income
Dividend income - affiliated issuers	$ 77,976
Interest income	218,954
Total investment income	$ 296,930
Expenses
Investment advisory fee	$ 29,372
Administrative fee	12,587
Distribution and service fees:
Class A	61
Class C	209
Trustees' fees and expenses	314
Custodian fees	1,138
Transfer agency fees and expenses	263
Accounting fees	3,097
Professional fees	43,430
Offering costs	38,080
Reports to shareholders	1,746
Miscellaneous	10,053
Total expenses	$ 140,350
Waiver and/or reimbursement of expenses by affiliate	$ (97,054)
Net expenses	$ 43,296
Net investment income	$ 253,634
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (42,514)
Net realized loss	$ (42,514)
Change in unrealized appreciation (depreciation):
Investment securities	$ (796,529)
Net change in unrealized appreciation (depreciation)	$(796,529)
Net realized and unrealized loss	$(839,043)
Net decrease in net assets from operations	$(585,409)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
11
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2022
Statement of Changes in Net Assets

Period Ended September 30, 2022(1)
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 253,634
Net realized loss	(42,514)
Net change in unrealized appreciation (depreciation)	(796,529)
Net decrease in net assets from operations	$ (585,409)
Distributions to shareholders:
Class A	$ (556)
Class C	(301)
Class I	(254,504)
Class R6	(511)
Total distributions to shareholders	$ (255,872)
Capital share transactions:
Class A	$ 66,558
Class C	50,304
Class I	25,314,857
Class R6	50,511
Net increase in net assets from capital share transactions	$25,482,230
Net increase in net assets	$24,640,949
Net Assets
At beginning of period	$ —
At end of period	$24,640,949

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
12
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2022
Financial Highlights

Class A
Period Ended September 30, 2022(1)
Net asset value — Beginning of period	$10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.09
Net realized and unrealized loss	(0.33)
Total loss from operations	$ (0.24)
Less Distributions
From net investment income	$ (0.09)
Total distributions	$ (0.09)
Net asset value — End of period	$ 9.67
Total Return(3)	(2.37)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 65
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.58% (6)
Net expenses	0.66% (6)(7)
Net investment income	2.26% (6)
Portfolio Turnover	155% (4)(8)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to 0.08% of average daily net assets for the period ended September 30, 2022).
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
13
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2022
Financial Highlights — continued

Class C
Period Ended September 30, 2022(1)
Net asset value — Beginning of period	$10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.06
Net realized and unrealized loss	(0.33)
Total loss from operations	$ (0.27)
Less Distributions
From net investment income	$ (0.06)
Total distributions	$ (0.06)
Net asset value — End of period	$ 9.67
Total Return(3)	(2.70)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 49
Ratios (as a percentage of average daily net assets):(5)
Total expenses	2.33% (6)
Net expenses	1.41% (6)(7)
Net investment income	1.42% (6)
Portfolio Turnover	155% (4)(8)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to 0.08% of average daily net assets for the period ended September 30, 2022).
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
14
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2022
Financial Highlights — continued

Class I
Period Ended September 30, 2022(1)
Net asset value — Beginning of period	$ 10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.10
Net realized and unrealized loss	(0.33)
Total loss from operations	$ (0.23)
Less Distributions
From net investment income	$ (0.10)
Total distributions	$ (0.10)
Net asset value — End of period	$ 9.67
Total Return(3)	(2.30)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,479
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.34% (6)
Net expenses	0.41% (6)(7)
Net investment income	2.42% (6)
Portfolio Turnover	155% (4)(8)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to 0.08% of average daily net assets for the period ended September 30, 2022).
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
15
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2022
Financial Highlights — continued

Class R6
Period Ended September 30, 2022(1)
Net asset value — Beginning of period	$10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.10
Net realized and unrealized loss	(0.32)
Total loss from operations	$ (0.22)
Less Distributions
From net investment income	$ (0.11)
Total distributions	$ (0.11)
Net asset value — End of period	$ 9.67
Total Return(3)	(2.24)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 49
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.34% (6)
Net expenses	0.41% (6)(7)
Net investment income	2.42% (6)
Portfolio Turnover	155% (4)(8)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to 0.08% of average daily net assets for the period ended September 30, 2022).
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
16
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Mortgage Access Fund (the Fund) is a non-diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is total return. The Fund commenced operations on April 29, 2022.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1%  may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
17

Calvert
Mortgage Access Fund
September 30, 2022
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$ —	$ 7,102,039	$ —	$ 7,102,039
U.S. Government Agency Mortgage-Backed Securities	—	18,510,727	—	18,510,727
Short-Term Investments	4,695,050	—	—	4,695,050
Total Investments	$4,695,050	$25,612,766	$ —	$30,307,816
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
H  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
I  Offering Costs— Offering costs incurred in connection with the initial offering of the Fund's shares are amortized on a straight-line basis over twelve months from commencement of operations of the Fund. Unamortized offering costs are reflected as deferred offering costs on the Statement of Assets and Liabilities.
18

Calvert
Mortgage Access Fund
September 30, 2022
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.28% of the Fund’s average daily net assets and is payable monthly. For the period ended September 30, 2022, the investment advisory fee amounted to $29,372.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the period ended September 30, 2022, the investment advisory fee paid was reduced by $8,443 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.74%, 1.49%, 0.49% and 0.49% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2024. For the period ended September 30, 2022, CRM waived or reimbursed expenses of $88,611.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the period ended September 30, 2022, CRM was paid administrative fees of $12,587.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the period ended September 30, 2022 amounted to $61 and $209 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received no sales charge on sales of Class A shares for the period ended September 30, 2022 and no contingent deferred sales charges paid by Class A and Class C shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the period ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $55 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the period ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including paydowns, were $5,773,661 and $52,184, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $46,737,884 and $26,001,956, respectively.
19

Calvert
Mortgage Access Fund
September 30, 2022
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the period ended September 30, 2022 was as follows:
Period Ended September 30, 2022
Ordinary income	$255,872
As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 373
Deferred capital losses	(44,767)
Net unrealized depreciation	(796,529)
Other	(358)
Accumulated loss	$(841,281)
At September 30, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $44,767 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2022, $43,267 are short-term and $1,500 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$31,104,345
Gross unrealized appreciation	$ 40,900
Gross unrealized depreciation	(837,429)
Net unrealized depreciation	$ (796,529)
5  Affiliated Funds
At September 30, 2022, the value of the Fund’s investment in affiliated funds was $4,695,050, which represents 19.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the period ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$ —	$45,986,631	$(41,291,581)	$ —	$ —	$4,695,050	$77,976	4,695,050
6  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
20

Calvert
Mortgage Access Fund
September 30, 2022
Notes to Financial Statements — continued

Transactions in capital shares for the period ended September 30, 2022 were as follows:
	Period Ended September 30, 2022(1)
	Shares	Amount
Class A
Shares sold	6,615	$ 66,000
Reinvestment of distributions	56	558
Net increase	6,671	$ 66,558
Class C
Shares sold	5,000	$ 50,000
Reinvestment of distributions	31	304
Net increase	5,031	$ 50,304
Class I
Shares sold	2,506,080	$ 25,060,000
Reinvestment of distributions	25,779	254,857
Net increase	2,531,859	$25,314,857
Class R6
Shares sold	5,000	$ 50,000
Reinvestment of distributions	52	511
Net increase	5,052	$ 50,511

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
At September 30, 2022, EVM owned 99.1% of the value of the outstanding shares of the Fund.
7  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
21

Calvert
Mortgage Access Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Mortgage Access Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Mortgage Access Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2022, the related statements of operations and changes in net assets and the financial highlights for the period from April 29, 2022 (commencement of operations) to September 30, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the period from April 29, 2022 (commencement of operations) to September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
22

Calvert
Mortgage Access Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.
23

Calvert
Mortgage Access Fund
September 30, 2022
Board of Trustees' Contract Approval

Overview of the Contract Review Process
At a meeting of the Board of Trustees (the “Board”) of The Calvert Fund (“TCF”), held on March 9, 2022, the Board, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), voted to approve an Investment Advisory Agreement (the “Advisory Agreement”) between TCF and Calvert Research and Management (“CRM” or the “Adviser”) with respect to the Calvert Mortgage Access Fund (the “Fund”).
In evaluating the Advisory Agreement for the Fund, the Board considered a variety of information relating to the Fund and its proposed service providers, including the Adviser. At the March meeting, the Independent Trustees reviewed certain materials and information prepared by the Adviser regarding various services to be provided to the Fund by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel, descriptions of the investment strategies and investment process the Adviser proposed to use in managing the Fund, descriptions of the qualifications, education and experience of the investment professionals who would manage the Fund, and the Adviser’s estimated revenue and cost of providing services to the Fund.
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the approval of the Advisory Agreement for the Fund. Prior to voting, the Independent Trustees reviewed the Advisory Agreement with management and also met in a private session with their counsel at which time no representatives of management were present.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the approval of the Advisory Agreement of the Fund, including the proposed fee payable under the Advisory Agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the Advisory Agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel. The Board also took into account information concerning the Adviser’s organizational and management structure provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser under the Advisory Agreement.
Fund Performance
In considering investment performance, the Board noted the Fund’s proposed investment objective and investment strategies as well as the investment process to be used by the Adviser in managing the Fund. The Board also took into consideration certain information concerning a model portfolio that was constructed in accordance with the same investment process that would be used in managing the Fund. The Board also considered the proposed investment team’s experience in creating custom-tailored mortgage-backed securities pools. Based upon its review, the Board concluded that the Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s proposed investment objective and strategies and that the Adviser’s proposed investment strategies are appropriate for pursing the Fund’s proposed investment objective.
Management Fees and Expenses
In considering the Fund’s proposed fees and expenses, the Board considered certain comparative fee and expense data provided by the Adviser. The data indicated that the Fund’s proposed advisory and administrative fees (after taking into account waivers and reimbursements) (referred to collectively, as “management fees”) were lower than the average and median annual management fees of its expected Lipper peer group, and its estimated total expenses (net of waivers and reimbursements) for Class I shares were below the average and median total expenses of its expected Lipper peer group. The Board also took into account that the Adviser had contractually agreed to limit the Fund’s annual operating expenses through January 31, 2024. Based upon its review, the Board concluded that the proposed management fees were reasonable in view of the nature, extent and quality of services to be provided by the Adviser.
24

Calvert
Mortgage Access Fund
September 30, 2022
Board of Trustees' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s estimated profitability in regard to the Fund over time at various asset levels. In reviewing the estimated profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates would provide sub-transfer agency support, administrative and distribution services to the Fund for which they would receive compensation. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. Based, upon their review, the Board concluded that CRM’s estimated profitability from its relationship with the Fund was reasonable.
Economies of Scale
The Board considered the Fund’s potential growth on its performance and expenses. The Board concluded that adding breakpoints to the proposed advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
25

Calvert
Mortgage Access Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
26

Calvert
Mortgage Access Fund
September 30, 2022
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Trustees
Richard L. Baird, Jr. 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
27

Calvert
Mortgage Access Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
28

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

29

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
30

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
31

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
41206      9.30.22

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)–(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2021 and September 30, 2022 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/21	%*	9/30/22	%*
Audit Fees	$135,000	0%	$163,000	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$24,750	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$159,750	0%	$163,000	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/21		Fiscal Year ended 9/30/22
$	%*	$	%*
$24,750	0%	$0	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 22, 2022

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 22, 2022